THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH AN ASTERISK [*] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

YEARLY RENEWABLE TERM

REINSURANCE AGREEMENT

between

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

a New York Corporation

and

AURIGEN REINSURANCE COMPANY OF AMERICA

of Red Bank, New Jersey

Effective Date of Agreement: April 1, 2015

John Hancock’s Reinsurance Agreement No: AR94C01

Reinsurer Agreement No:

ARTICLE I DEFINITIONS		1

1.	DEFINITIONS	1

ARTICLE II REINSURANCE; REQUIREMENTS FOR REINSURANCE COVERAGE AND CESSIONS		3

1.	REINSURANCE	3
2.	AUTOMATIC REINSURANCE COVERAGE AND CESSIONS	3
3.	FACULTATIVE REINSURANCE COVERAGE AND CESSIONS	3
4.	DATA NOTIFICATION	4

ARTICLE III STATEMENT OF ACCOUNT		5

1.	PREMIUM AND CLAIMS ACCOUNTING	5
2.	NON-PAYMENT OF PREMIUMS	5
3.	UNEARNED PREMIUM	6

ARTICLE IV CHANGES TO BUSINESS REINSURED		7

1.	CONVERSIONS	7
2.	CONVERSIONS WITH INCREASES	7
3.	POLICY CHANGES	7
4.	PLAN CHANGES	7
5.	INCREASE IN AMOUNT AND UNDERWRITING RECLASSIFICATION	8
6.	REDUCTIONS	8
7.	SPECIAL CHANGES	8
8.	LAPSES	8
9.	RESCISSIONS	9
10.	REINSTATEMENTS	9
11.	MINIMUM FINAL CESSION	9
12.	RETENTION LIMIT CHANGES	9

ARTICLE V RECAPTURE		10

1.	RECAPTURE TRIGGERING EVENTS	10
2.	FINANCIAL IMPAIRMENT, INSOLVENCY, FAILURE TO PAY, RESERVE CREDIT	10
3.	INCREASE IN REINSURANCE PREMIUM	11
4.	INCREASE IN RETENTION	11
5.	SUCCESSORS	12

ARTICLE VI LIABILITY		13

1.	AUTOMATIC REINSURANCE	13
2.	FACULTATIVE REINSURANCE	13
3.	DURATION	13
4.	TEMPORARY INSURANCE AGREEMENT	13

ARTICLE VII CLAIMS		14

1.	CLAIMS DECISION	14
2.	INITIAL NOTICE OF CLAIM	14
3.	CLAIM PROOFS	14
4.	CEDED CLAIM SETTLEMENTS	14
5.	CONTESTED CLAIMS	14

6.	CEDED BENEFITS PAYABLE	15
7.	MISSTATEMENT OF AGE OR SEX	15
8.	EXPENSES	15
9.	EXTRA CONTRACTUAL DAMAGES	15

ARTICLE VIII DISPUTE RESOLUTION		16

1.	ARBITRATION	16

ARTICLE IX FINANCIAL IMPAIRMENT AND INSOLVENCY		18

1.	FINANCIAL IMPAIRMENT OF REINSURER	18
2.	INSOLVENCY	18

ARTICLE X TAXES & EXPENSES		20

1.	DAC TAX	20
2.	THE REINSURER’S TAXES AND EXPENSES	20

ARTICLE XI GENERAL PROVISIONS		21

1.	ADMINISTRATION	21
2.	AMENDMENTS	21
3.	ASSIGNMENT	21
4.	BENEFIT	21
5.	COMPLIANCE	21
6.	CONDITIONS	21
7.	CONFIDENTIALITY	21
8.	CONSTRUCTION	22
9.	COUNTERPARTS	22
10.	DURATION OF AGREEMENT	23
11.	ENTIRE AGREEMENT	23
12.	GOOD FAITH	23
13.	LEAD POOL REINSURER	23
14.	LICENSES AND RESERVE CREDIT	23
15.	NOTICES	23
16.	OFAC	24
17.	OFFSET	24
18.	OVERSIGHTS	24
19.	PARTIES TO AGREEMENT	24
20.	REFERENCES	24
21.	REPRESENTATIONS AND WARRANTIES	24
22.	SEVERABILITY	25
23.	SURVIVAL	25
24.	WAIVER	25

EXHIBIT A		27

PLANS, RIDERS, AND BENEFITS REINSURED		27

EXHIBIT A-I		28

THE COMPANY’S UNDERWRITING FORMS,		28
EVIDENCE, AND ISSUE RULES		28

EXHIBIT B		29

GENERAL PROVISIONS		29

EXHIBIT C	34

INSTRUCTIONS FOR ADMINISTRATION -YRT PREMIUM RATES	34

EXHIBIT D	39

YRT REINSURANCE RATES	39

EXHIBIT E	40

RETENTION LIMITS	40

EXHIBIT E-I	43

AUTOMATIC REINSURANCE POOL CAPACITY	43

EXHIBIT E-II	45

THE REINSURER’S AUTOMATIC ACCEPTANCE LIMITS	45

EXHIBIT E-III	47

JUMBO LIMIT	47

EXHIBIT F	49

REINSURANCE REPORTS	49
REPORTING INFORMATION	50

EXHIBIT G	52

DAC TAX ELECTION	52

EXHIBIT H	53

UNDERWRITING REQUIREMENTS FOR AUTOMATIC REINSURANCE	53

EXHIBIT I	54

LEAD REINSURER	54

YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

This Yearly Renewable Term Reinsurance Agreement (this “Agreement”) for reinsurance on an automatic and facultative basis is effective as of April 1, 2015 (the “Effective Date”) by and between John Hancock Life Insurance Company (U.S.A.) (the “Company”) and Aurigen (the “Reinsurer”).

ARTICLE I

DEFINITIONS

1.	Definitions.

The following terms have the definitions set forth below:

“Agreement” has the meaning assigned to such term in the introductory paragraph.

“Applicable Law” means any applicable law, statute, rule, ruling, determination, ordinance, regulation, or opinion of any governmental authority, administrative body or agency or court, domestic or foreign, or any decision, judgment, order, writ, injunction or decree of any such governmental authority, administrative body or agency or court.

“Automatic Acceptance Limit” has the meaning assigned to such term in Exhibit E-II.

“Automatic Reinsurance Pool Capacity” has the meaning assigned to such term in Exhibit E-I.

“Bad Faith Damages” means damages that may be compensated by Punitive Damages and that are awarded as a result of bad faith dealings.

“Company” has the meaning assigned to such term in the introductory paragraph.

“Compensatory Damages” means damages that are awarded to compensate for the actual damages sustained, and are not awarded as a penalty, nor fixed in amount by statute.

“Covered Policies” means the life insurance policies, supplementary benefits, riders and temporary insurance agreements issued on those plans listed on Exhibit A and any other life insurance policy, supplementary benefit, rider or temporary insurance agreement that is reinsured by the Reinsurer pursuant to the terms of this Agreement.

“Effective Date” has the meaning assigned to such term in the introductory paragraph.

“Financial Impairment” has the meaning assigned to such term in Article IX, Section 1.

“Insolvency” has the meaning assigned to such term in Article IX, Section 2.

“Jumbo Break” has the meaning assigned to such term in Exhibit E-III.

“Jumbo Limit” has the meaning assigned to such term in Exhibit E-III.

“NAIC” means the National Association of Insurance Commissioners.

“Net Amount at Risk” has the meaning assigned to such term in Exhibit B.

“Non-Notifying Party” has the meaning assigned to such term in Article VIII, Section 1.

1

ARTICLE I (Cont’d)

“Notifying Party” has the meaning assigned to such term in Article VIII, Section 1.

“OFAC” has the meaning assigned to such term in Article XI, Section 16.

“OFAC Laws” has the meaning assigned to such term in Article XI, Section 16.

“Personal Information” has the meaning assigned to such term in Article XI, Section 7.

“Proprietary Information” has the meaning assigned to such term in Article XI, Section 7.

“Punitive Damages” means damages that are awarded as a penalty, the amount of which is not fixed by statute.

“Recapture Triggering Event” has the meaning assigned to such term in Article V, Section 1.

“Reinsurer” has the meaning assigned to such term in the introductory paragraph.

“Reserve Credit” means full statutory financial statement credit for the reinsurance ceded to the Reinsurer under this Agreement or under any other reinsurance agreement in the Company’s NAIC Annual Statement Blank, in all statutory financial statements required to be filed with any governmental body charged with supervision of insurance companies in all United States jurisdictions in which the Company is licensed, authorized or accredited to transact business, and all consolidated financial statements required to be filed by the Company or its affiliates with any governmental body charged with supervision of insurance companies in Canada and its provinces.

“Retention Limits” has the meaning assigned to such term in Exhibit E.

“Statutory Penalties” means damages that are awarded as a penalty, the amount of which is fixed by statute.

2

ARTICLE II

REINSURANCE; REQUIREMENTS FOR REINSURANCE COVERAGE AND CESSIONS

1.	Reinsurance.

On or after the Effective Date, the Company shall cede to the Reinsurer a portion of the risk (as set forth in Exhibit B) for the Covered Policies, subject to the terms and conditions described in this Agreement. This Agreement is applicable only to reinsurance of Covered Policies directly written by the Company, except as set forth in Article IV (Changes to Business Reinsured). Any other life insurance policies acquired by the Company through merger of another life insurance company, reinsurance (whether by assumption or other reinsurance) or otherwise are not included as Covered Policies under the terms of this Agreement.

2.	Automatic Reinsurance Coverage and Cessions.

The Reinsurer shall automatically accept its share of the risks under the Covered Policies as described in the exhibits of this Agreement, provided that all of the following conditions are met at the time the Covered Policy is issued:

(a)	The Company retains its quota share in accordance with the limits set forth in Exhibit B;

(b)	The Company follows the Underwriting Requirements For Automatic Reinsurance set forth in Exhibit H;

(c)	The Jumbo Limit is not exceeded;

(d)	The amount to be reinsured with respect to an insured life under this Agreement in addition to the amount already reinsured with respect to such insured life, does not exceed the Reinsurer’s Automatic Acceptance Limits; and

(e)	The application is on a relevant insured life that has not been submitted on a facultative basis by the Company to the Reinsurer or any other reinsurer within the last three (3) years, unless the reason for such prior submission(s) on a facultative basis no longer applies.

The Company shall report to the Reinsurer all automatic cessions in the periodic reports described in Exhibit F.

The Company shall send copies of the application, underwriting papers and other pertinent papers for an automatic cession on any insured life upon request from the Reinsurer.

3.	Facultative Reinsurance Coverage and Cessions.

If the Company receives an application that does not meet the criteria for Automatic Reinsurance Coverage, the Company may submit the application to the Reinsurer for facultative consideration. At the Company’s option, any risk may be submitted to the Reinsurer for facultative consideration.

The Company may apply for facultative reinsurance by sending to the Reinsurer copies of all pertinent papers, including the original application and any medical and non-medical evidence, and all other information that the Company may have relating to the insurability of the risk.

3

ARTICLE II (Cont’d)

After consideration of the facultative application and related information, the Reinsurer shall promptly inform the Company of its underwriting decision. If the Reinsurer makes an offer of reinsurance, the Company must accept the Reinsurer’s offer during the lifetime of the insured and within the lesser of: (i) the time period specified in the Reinsurer’s offer; or (ii) one hundred and twenty (120) days after the Company’s receipt of such offer. The Company shall accept the Reinsurer’s offer by: (i) written notification; or (ii) reporting such risk on the periodic reports it provides to the Reinsurer as described in Exhibit F.

If any application to the Reinsurer is not to be placed with the Reinsurer, the Company shall advise the Reinsurer of such event so that the Reinsurer can complete its records related thereto.

4.	Data Notification.

The Company shall provide the Reinsurer with the reports set forth in Exhibit F. The Company, upon reasonable request, shall provide the Reinsurer with any other information related to the Covered Policies and the reinsurance hereunder and which the Reinsurer reasonably requires in order to complete its financial statements.

4

ARTICLE III

STATEMENT OF ACCOUNT

1.	Premium and Claims Accounting.

The Company shall pay premiums to the Reinsurer for Covered Policies in accordance with the terms set out in Exhibits B, C and D and the payment of such premiums is, subject to Article III, Section 2, a condition precedent to coverage under this Agreement.

For each accounting period, the Company shall send to the Reinsurer Billing Statements as set out in Exhibit F, showing all first year and renewal premiums that become due during that accounting period, including any adjustments made necessary by changes or corrections to reinsurance previously reported.

For all claims paid by the Company within the accounting period, the Company shall submit to the Reinsurer a Statement of Reinsured Claims Collected, as set forth in Exhibit F. This statement is an itemized listing of benefits including the ceded death benefit, plus the Reinsurer’s proportionate share of the interest and expenses paid by the Company, that have been netted off the Reinsurer’s monthly Billing Statement(s).

If the statement balance so calculated is due to the Reinsurer, the Company shall forward payment in settlement together with the statements. If the balance is due to the Company, the Reinsurer shall forward payment in settlement within thirty (30) days of receipt of the applicable statement.

For balances remaining unpaid longer than sixty (60) days after the delivery to the Reinsurer of the applicable statement, the Company reserves the right to charge interest on the outstanding balance. The outstanding balance will incur interest calculated from that date using the “3-month” U.S. Treasury Bill rate reported for the last working date of the calendar month preceding the applicable statement in the Wall Street Journal or, if the Wall Street Journal is no longer published, a comparable publication.

If the Company returns premiums to the policyholder of a Covered Policy for any reason other than surrenders provided under the contractual terms of the Covered Policy, the Reinsurer shall return its proportional share of the premiums (less allowances, if applicable) it has received from the Company in respect of any Covered Policy for which premiums have been returned.

The Company reserves the right to net any balances hereunder that remain unpaid for more than thirty (30) days after delivery of each applicable statement from the next Billing Statement.

2.	Non-Payment of Premiums.

The Reinsurer may terminate its liability for any reinsurance on a Covered Policy for which the reinsurance premiums have not been paid within sixty (60) days after the Due Date set forth in Exhibit F, by giving thirty (30) days written notice of such action to the Company. The Reinsurer’s right to terminate under this paragraph shall cease if the Company pays the unpaid reinsurance premiums within such thirty (30) day notice period.

The Reinsurer reserves the right to charge interest on any balances remaining unpaid sixty (60) days after the Due Date and/or when premiums for newly issued Covered Policies remain unpaid after one hundred and twenty (120) days from the issue date of the Covered Policy. Interest incurred will be calculated using the “3-month” U.S. Treasury Bill rate reported for the last working date of the calendar month in the Wall Street Journal or, if the Wall Street Journal is no longer published, a comparable publication.

5

ARTICLE III (Cont’d)

The Reinsurer’s right to terminate reinsurance for non-payment of premium shall not prejudice its right to collect premiums for the period the reinsurance was in force.

During the period premiums are outstanding, the Reinsurer may offset the amount of any premiums in arrears against amounts owed to the Company hereunder.

The Company shall not force the Reinsurer to exercise its termination remedy under the provisions of this Section solely to either (i) avoid the recapture requirements hereunder or (ii) to transfer to another reinsurer the Covered Policies.

3.	Unearned Premium.

The Company shall take credit, without interest, for any unearned premiums, (net of commissions or allowances, if applicable), arising due to reductions, terminations, lapses, cancellations or death claims, in its account.

6

ARTICLE IV

CHANGES TO BUSINESS REINSURED

Any reference to a converting policy shall pertain to the “STERM” plan, listed in Exhibit A or any other plan that provides for contractual conversion that may be reinsured under this Agreement in the future.

1.	Conversions.

In the event a Covered Policy is converted to another policy issued by the Company, the policy arising from the conversion shall be reinsured with the Reinsurer. If a policy on a plan listed in Exhibit A was originally issued by a U.S. affiliate of the Company and reinsured with the Reinsurer, and such policy is converted to a policy issued by the Company, the policy arising from the conversion shall be reinsured under the terms and conditions of this Agreement. The conversion premium rates outlined in Exhibits B.17 shall be applied to the converted policy on a point-in-scale basis.

2.	Conversions with Increases.

(a)	Automatic Cessions. If the amount of the policy arising from the conversion is increased at the time of the conversion, the Reinsurer’s net amount at risk shall be increased proportionately, effective on the date of the conversion. The increased amount of the policy shall be subject to underwriting by the Company in accordance with Exhibit H, and the total amount reinsured shall not exceed the Jumbo Limits or the Automatic Limits set forth in Exhibits E-I, E-II and E-III.

(b)	Facultative Cessions. Any increase in amount shall be subject to the Reinsurer’s approval. Premium rates shall be applied to the converted policy on a point-in-scale basis.

3.	Policy Changes.

Changes to Covered Policies shall be made in accordance with the provisions of this Article. If any change affects the plan, the amount of reinsurance premiums, allowances or commissions, if applicable, under the cession, the Company shall inform the Reinsurer in the subsequent Reinsurance Listing In Force Report as set forth in Exhibit F.

4.	Plan Changes.

(a)	Automatic Cessions:

Whenever the plan of insurance on any Covered Policy is being changed, including internal replacements, and the Company is not obtaining evidence in accordance with the Company’s new business underwriting rules, or as agreed otherwise by the Company and the Reinsurer, the reinsurance shall remain in effect with the Reinsurer on the following basis:

(i)	the reinsurance rates and the durations shall be based on those applicable to the original cession; and

(ii)	the reinsurance amount at risk shall be determined according to the terms of this Agreement but in no event shall be more than the original cession at the time of the change in plan; and

(iii)	the suicide and contestability period of the policy will be measured from the issue date of the original cession.

Whenever the plan of insurance on a Covered Policy is being changed, including internal replacements, and underwriting in accordance with the Company’s new business underwriting rules is required, the policy will be considered new business and will be reinsured under the current pool open to new business, using first year rates based on attained age. The suicide and contestability period of such a policy will be measured from the current issue date, except in jurisdictions that require otherwise.

7

ARTICLE IV (Cont’d)

Internal replacements, as described above, may occur between the Company and any of its affiliate companies and to plans not listed in Exhibit A.

(b)	Facultative Cessions. Any changes shall be subject to the Reinsurer’s approval only if the Company is obtaining evidence in accordance with the Company’s new business underwriting rules.

These practices regarding plan changes will apply unless mutually agreed otherwise by the Company and the Reinsurer.

5.	Increase in Amount and Underwriting Reclassification

(a)	Automatic Cessions. Any underwriting reclassification, (including any change in mortality rating), or non-contractual increase in amount at risk for any cession shall be subject to the Company’s underwriting rules or as agreed otherwise by the Company and the Reinsurer. The amount of the increase shall be subject to the terms of this Agreement.

If the amount of the policy will increase above the Jumbo Limit, or if the amount to be reinsured exceeds the Reinsurer’s Automatic Acceptance Limits, the increase shall be subject to the Reinsurer’s approval, which shall not be unreasonably withheld, conditioned or delayed.

(b)	Facultative Cessions. Any re-underwriting or non-contractual increase, including any change in mortality rating, shall be subject to the Reinsurer’s approval, which shall not be unreasonably withheld, conditioned or delayed.

6.	Reductions.

If the amount of insurance of a Covered Policy is reduced, then the reinsurance net amount at risk shall be reduced proportionately. The reduction shall be effective on the same date as the reduction under the Covered Policy.

If the reinsurance for a Covered Policy has been placed with more than one reinsurer, the reduction shall be applied to all reinsurers in proportion to the amounts originally reinsured with each reinsurer.

If the insured has multiple policies, some which are reinsured, and a fully retained policy lapses or reduces, the Company will not make any changes to the Covered Policies.

7.	Special Changes.

If any other change of a type not covered above, which may materially affect the terms of the cession in question, is requested, the Reinsurer’s approval (which shall not be unreasonably withheld, conditioned or delayed) shall be obtained before such a change becomes effective.

8.	Lapses.

When a Covered Policy is terminated due to a lapse, the cession in question shall be cancelled effective as of the date of such lapse. If the Company allows extended or reduced paid-up insurance following a lapse, the reinsurance will be appropriately amended. If the Company allows the Covered Policy to remain in force under its automatic premium loan provisions, the reinsurance shall continue unchanged and in force as long as such provisions remain in effect, except as provided for otherwise in this Agreement.

If the Covered Policy continues in force without payment during any days of grace pending its termination, whether such continuance is as a result of a policy contractual provision or a practice of the Company, the reinsurance shall also continue without payment of premium and shall terminate on the same date as the Company’s risk terminates.

8

ARTICLE IV (Cont’d)

9.	Rescissions.

When an in-force Covered Policy is rescinded by the Company, the cession in question shall be voided from inception and the Reinsurer shall return the premiums it has received from the Company in respect of such policy. Should the Company be subsequently required to reinstate a Covered Policy that it rescinded, it is understood that the Reinsurer shall participate in the reinsurance of the reinstated Covered Policy under the terms and conditions described in this Agreement, and provided that there is no non-contractual increase to the Reinsurer’s share.

10.	Reinstatements.

If a Covered Policy reinsured on an automatic basis is reinstated in accordance with the terms of the Covered Policy or normal rules and practices of the Company, the Reinsurer shall reinstate the reinsurance automatically.

If the Company collects premiums in arrears from the policyholder of a reinstated Covered Policy, the Company shall pay the Reinsurer all corresponding reinsurance premiums in arrears in connection with the reinstatement.

The Reinsurer’s approval is required only for the reinstatement of a facultative policy when the Company’s regular reinstatement rules indicate that more evidence than a Statement of Good Health or Health Questionnaire is required.

11.	Minimum Final Cession.

Reinsurance under this Agreement shall be cancelled whenever the net amount at risk becomes less than the Minimum Final Cession amount set out in Exhibit B.

12.	Retention Limit Changes.

The Company’s Retention Limits are outlined in Exhibit E and the retention for the purposes of this Agreement is described in Exhibit B.5. The Company may change its Retention Limits on new business being issued at any time by giving prior written notice to the Reinsurer of the new Retention Limits and the effective date of the new Retention Limits schedule. Upon a change in the Retention Limits, the reinsurance under this Agreement shall be maintained in force without reduction except as otherwise specifically provided in this Agreement.

9

ARTICLE V

RECAPTURE

1.	Recapture Triggering Events.

Upon the occurrence of a Recapture Triggering Event, the Company shall have the right, but not the obligation, to recapture all or a portion of the reinsurance ceded under this Agreement with no recapture fee. Except as otherwise provided in this Article V, the Company shall recapture the elected portion of reinsurance ceded under this Agreement by providing the Reinsurer with written notice of its intent to effect recapture, and recapture of the relevant portion of reinsurance on the Covered Policies shall be effective on the tenth (10th) day following the day on which the Company has provided the Reinsurer with such notice. A “Recapture Triggering Event” means any of the following occurrences:

(a)	the Financial Impairment of the Reinsurer;

(b)	the Insolvency of the Reinsurer;

(c)	the Reinsurer’s failure to pay any material amount due to the Company under this Agreement and, in each case (i) such amount is not subject to a good faith dispute and (ii) such breach has not been cured within ninety (90) calendar days after written notice thereof from the Company;

(d)	any event that would cause the Company to not be permitted to receive Reserve Credit on any of its Statutory Financial Statements and that such event has not been remedied prior to the last calendar day of the calendar quarter in which such event occurs;

(e)	any increase by the Reinsurer of its reinsurance premiums on the Covered Policies, as set forth in Exhibit B.13; or

(f)	any increase in the Company’s retention on the Covered Policies, as set forth in Exhibit B.5.

2.	Financial Impairment, Insolvency, Failure to Pay, Reserve Credit.

If the Recapture Triggering Event is any of those described in Article V, Sections 1(a) through (d) above, the Company may, at its option, recapture all or a portion of the reinsurance in force that was ceded to the Reinsurer under this Agreement, by providing the Reinsurer, its rehabilitator, conservator, supervisor, receiver, liquidator or statutory successor with written notice of its intent to recapture the reinsurance in force, regardless of the duration the reinsurance has been in force or the amount retained by the Company on the policies reinsured. The effective date of a recapture would be, at the Company’s sole discretion and as set forth in the notice of its intent to recapture, either (i) in the event of a Financial Impairment, the date on which the Financial Impairment was established, or (ii) the tenth (10th) day following the date of the notice by the Company to the Reinsurer of its intent to recapture. If the Company elects to recapture as a result of the Reinsurer’s Financial Impairment or Insolvency, then it shall recapture eligible business in accordance with the following rules:

(a)	The amount of reinsurance eligible for recapture is based on the reinsurance net amount at risk as of the date of recapture.

(b)	The Reinsurer shall not be liable, after the effective date of recapture, for any cessions or portions of such cessions eligible for recapture, which the Company has overlooked. The Reinsurer shall be liable only for a credit of the premiums received after the recapture date, less any commissions or allowances (if applicable) and without interest.

(c)	The Reinsurer shall be liable for its share of any claim incurred up to and including the date of recapture.

10

ARTICLE V (Cont’d)

(d)	As of the recapture effective date determined as described in Paragraph 2, above, the Company may either:

(i)	Recapture all the reinsurance ceded to the Reinsurer under this Agreement in full as of the recapture effective date; or

(ii)	Recapture the reinsurance ceded to the Reinsurer under this Agreement in installments over a reasonable period of time, as determined by the Company, with the first installment being recaptured as of the recapture effective date.

3.	Increase in Reinsurance Premium.

If the Recapture Triggering Event is an increase by the Reinsurer of its reinsurance premiums on the Covered Policies as provided in Article V, Section 1(e) above, then at any time during the twelve (12) month period following such an increase in reinsurance premiums as outlined above, the Company may, at its option, recapture all, but not less than all, of the Covered Policies on which reinsurance premiums have been so increased, regardless of the Covered Policy date.

4.	Increase in Retention.

If the Recapture Triggering Event is an increase in the Company’s retention on the Covered Policies as provided in Article V, Section 1(f) above, the Company shall give the Reinsurer ninety (90) calendar days written notice prior to the effective date of the recapture. The Company may apply the new retention to existing reinsurance and reduce the reinsurance in force, in accordance with the following rules:

(a)	The portion of the business recaptured has satisfied the minimum in-force period requirements outlined in Exhibit B.18.

(b)	Recapture may be made if the Company retained its quota share in accordance with Exhibit B.5 for the plan, age and mortality rating at the time the Covered Policy was issued. Any class of fully reinsured business or any classes of risks for which the Company established special retention limits less than those set forth in this Agreement at the time the Covered Policy was issued are not eligible for reduction.

(c)	Such reductions shall be made on the next policy anniversary of each cession affected from the effective date of recapture set forth in the recapture notice from the Company to the Reinsurer or, reductions may be made according to a “one-time” effective date of recapture if agreed to by the Reinsurer.

(d)	Recapture will be in the form of an increase in the Company’s retained quota share and a decrease in the quota share percentage ceded to the pool. This decrease will apply to all such in force business reinsured under this Agreement provided the requirements set forth in paragraphs 4. (a) and (b) above are satisfied.

(e)	For a conversion policy, the duration for the recapture period will be measured from the policy date of the original Covered Policy.

(f)	Recapture as provided herein shall be optional with the Company, but if any reinsurance is recaptured, all reinsurance eligible for recapture under the provisions of this Article V must be recaptured. If there is reinsurance with other reinsurers on risks eligible for recapture, the necessary reduction is to be applied pro rata to the total outstanding reinsurance with all reinsurers.

11

ARTICLE V (Cont’d)

(g)	The amount of reinsurance eligible for recapture is based on the reinsurance net amount at risk as of the date of recapture.

(h)	The Reinsurer shall not be liable, after the effective date of recapture, for any cessions or portions of such cessions eligible for recapture, which the Company overlooked. The Reinsurer shall be liable only for a credit of the premiums received after the recapture date, less any allowances (if applicable) and without interest.

5.	Successors.

For the avoidance of doubt, if the Company transfers Covered Policies to a successor company then the successor company has the option to recapture the reinsurance in accordance with the recapture criteria outlined in this section.

12

ARTICLE VI

LIABILITY

1.	Automatic Reinsurance.

The Reinsurer’s liability for any Covered Policy ceded on an automatic basis shall begin simultaneously with the Company’s contractual liability for such Covered Policy.

2.	Facultative Reinsurance.

If a policy becomes a Covered Policy by submitting for coverage on a facultative basis to the Reinsurer and the Reinsurer making an offer that is accepted by the Company in accordance with the terms of this Agreement, then the Reinsurer’s liability shall begin simultaneously with the Company’s contractual liability for such Covered Policy.

However, if the Reinsurer has submitted an unconditional offer on a facultative case to the Company and a claim arises after the Company has made the decision to accept the Reinsurer’s unconditional offer in accordance with its terms and prior to its expiration, but prior to the Company notifying the Reinsurer of acceptance, the Reinsurer shall be liable for its share of such claim, if it is shown to the reasonable satisfaction of the Reinsurer that the policy would have been reinsured with the Reinsurer.

The Reinsurer shall have no liability for a risk submitted to the Reinsurer on a facultative basis if (i) the Reinsurer duly notifies the Company of its decision to decline such risk, (ii) the Company declines the Reinsurer’s offer or (iii) the Reinsurer’s offer is not accepted prior to its expiration or within the lifetime of the risk.

3.	Duration.

Except as set forth in the following sentence, the liability of the Reinsurer for all Covered Policies shall cease at the same time as the liability of the Company ceases and shall not exceed the Company’s contractual liability under the terms of the Covered Policies. With respect to Covered Policies under which the Company is required to pay or accelerate the reinsured amounts to the beneficiary prior to the death of the insured and the Company does not recover such reinsured amounts at the time such payments are made, the Reinsurer shall remain liable for such amounts until a claim is made at the time of the death of the insured even if the liability of the Company previously ceased.

4.	Temporary Insurance Agreement.

Regardless of any provision of this Agreement to the contrary, where the Company provides insurance coverage under a temporary insurance agreement or prior to the issuance and delivery of a policy to the applicant during the insured’s or proposed insured’s lifetime, the extent of the Reinsurer’s liability on a per life basis is as stated in the Temporary Insurance Agreement provision set out in Exhibit A-I. The Company shall follow its normal procedures for such coverage.

13

ARTICLE VII

CLAIMS

1.	Claims Decision.

The Reinsurer agrees that in regard to all claims on Covered Policies:

(a)	The final decision with respect to payment of claims is at the sole discretion of the Company.

(b)	The Company may seek the Reinsurer’s opinion with respect to payment of a claim, but the Reinsurer is not responsible to the Company for a claim decision.

(c)	The Company’s determination of its contractual liability for claims, as described in this Article, is binding on the Reinsurer.

2.	Initial Notice of Claim.

For all claims on Covered Policies, the Company shall send an Initial Notice of Death report to the Reinsurer, which shall be included with the Company’s monthly claims and Billing Statement, as set forth in Exhibit F.

The Initial Notice of Death report shall include: the insured’s name, date of birth, the death benefit amount, the retained amount, ceded death benefit, policy number, plan code, treaty code, date of death and policy date.

In addition, with respect to joint life last survivor Covered Policies, the Company shall inform the Reinsurer of the first death under the Covered Policy promptly following notification to the Company of such first death by providing the Reinsurer with the policy number, name, date of death, and cause of death of the insured.

3.	Claim Proofs.

The Company shall report all non-contested claims on Covered Policies on a “bulk” basis (where no proofs will be provided to the Reinsurer, except upon specific request by the Reinsurer). For all contested claims on Covered Policies, the Company shall provide claim proof in accordance with Section 5 of this Article VII.

4.	Ceded Claim Settlements.

Payment of death claims by the Reinsurer shall be in one lump sum regardless of the mode of settlement under any Covered Policy. The Reinsurer shall reimburse the Company for any claims payable under this Agreement as described in Article III.

5.	Contested Claims.

The Company shall notify the Reinsurer of its intention to contest, compromise, rescind or litigate a claim involving a Covered Policy. The Company shall then submit to the Reinsurer for review, copies of the insured’s death certificate or other reliable proof of death, claimant’s statement (if applicable) and, upon the Reinsurer’s request, any other pertinent papers connected with the claim.

In the event that the Reinsurer does not wish to participate in the contest, compromise, rescission or litigation of the claim, it shall notify the Company within ten (10) Business Days after receipt of the pertinent papers as indicated in the immediately preceding paragraph. The Reinsurer shall then discharge all of its liability by paying the Company its full share of the reinsured liability to the Company and will not share in any subsequent reduction in liability.

If the Reinsurer agrees with the decision to participate in the contest, compromise, rescission or litigation of the claim, the Reinsurer will share in any subsequent reduction in the Company’s liability. The Reinsurer will share in such reduction in the proportion that the Reinsurer’s net liability bears to the sum of the net liability before reduction of the Company and all reinsurers, including the Reinsurer, on the insured’s date of death.

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ARTICLE VII (Cont’d)

6.	Ceded Benefits Payable.

The reinsurance benefit will be limited to the Reinsurer’s share of the Company’s contractual liability for the claim plus the Reinsurer’s proportionate share of interest that the Company pays on death proceeds until the Company’s date of settlement. For the purposes of this provision, contractual liability shall mean the benefits payable by the Company under the terms and conditions of the Covered Policy.

The total reinsurance benefit recovered by the Company from all reinsurers on a Covered Policy must not exceed the Company’s total contractual liability on the Covered Policy, less the Company’s retention on the Covered Policy.

7.	Misstatement of Age or Sex.

If the amount of insurance provided by the Covered Policies is increased or reduced because of a misstatement of age or sex of a life insured, the net liability of the Reinsurer shall be proportionally adjusted, as though such revised liability had been in effect on the date the reinsurance for such Covered Policy commenced under Article VI, Liability. Any difference in premium as a result of such change will be settled without interest.

8.	Expenses.

The Reinsurer shall pay its share of the expenses that are connected to the Company’s investigation of any claim incurred on Covered Policies. Subject to Section 9 of this Article VII, claims investigation expenses do not include expenses incurred by the Company as a result of a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits. The Reinsurer will not be required to reimburse the Company for routine claim and administration expenses.

Expenses which are excluded from this provision are salaries for officers or employees, or other routine office expense of the Company; also excluded are expenses incurred in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits that the Company admits are payable.

In the event that the Reinsurer agrees to participate in the Company’s decision to contest, compromise, rescind or litigate a claim on a Covered Policy, the Reinsurer agrees to reimburse the Company for any reasonable legal, investigative and like expenses that the Company may incur in seeking to contest, compromise, rescind or litigate the claim. Such reimbursement shall be in the proportion that the Reinsurer’s net liability for such Covered Policy bears to the sum of the net liability of the Company and all reinsurers for such Covered Policy, as of the date of death, in the event of a contest, compromise, rescission or litigation of a claim. The Reinsurer shall also pay its share of the claim itself, if applicable.

9.	Extra Contractual Damages.

In no event shall the Reinsurer participate in Punitive Damages, Compensatory Damages, or Bad Faith Damages that are awarded against the Company as a result of an act, omission or course or conduct committed solely by the Company in connection with the Covered Policies.

The Reinsurer shall, however, pay its share of Statutory Penalties awarded against the Company in connection with insurance reinsured under this Agreement if the Reinsurer elected to join in the contest of the coverage in question.

The parties recognize that circumstances may arise in which equity would require the Reinsurer, to the extent permitted by law, to share proportionally in certain damages. Such circumstances are difficult to define in advance, but generally would be those situations in which the Reinsurer was an active party or consented in advance and in writing to the act, omission or course or conduct of the Company, which results in the assessment of Punitive Damages, Compensatory Damages, or Bad Faith Damages. In such situations, the Company and the Reinsurer shall share such damages so assessed, in equitable proportions.

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ARTICLE VIII

DISPUTE RESOLUTION

1.	Arbitration.

The Company and the Reinsurer shall attempt in good faith to negotiate a mutually-acceptable solution to any controversy, dispute or claim arising out of or relating to this Agreement, or the breach thereof. Where the Company and the Reinsurer fail to reach a mutually acceptable solution within thirty (30) days, then either the Company or the Reinsurer may request that the controversy, dispute or claim be settled by binding arbitration. The parties shall instruct the arbitrators to interpret this Agreement as an honorable engagement and the arbitrators will not be obligated to follow strict rules of law or evidence. The parties shall instruct the arbitrators to regard this Agreement from the standpoint of practical business and are empowered to determine as to the interpretation of the treaty obligation. The parties intend that the arbitrators will make their decision with a view to effecting the intent of the Agreement.

To initiate arbitration, either the Company or the Reinsurer (the “Notifying Party”) may notify the other (the “Non-Notifying Party”) in writing of its desire to arbitrate, stating the nature of its dispute and remedy sought. The Non-Notifying Party shall respond to the notification in writing within fifteen (15) days.

Within sixty (60) days of the date on which the Notifying Party gives notice to the Non-Notifying Party of its desire to arbitrate, the Company and the Reinsurer shall each appoint one arbitrator. If either party refuses or neglects to appoint an arbitrator within the sixty (60) day period, the party that has appointed its arbitrator may appoint the second arbitrator. The parties shall cause these two arbitrators to select a third arbitrator within two (2) weeks of the date on which the last of the two such arbitrators was appointed.

If the two arbitrators do not agree on the choice of the third arbitrator, then the Company and the Reinsurer shall each name four candidates to serve as arbitrator. Beginning with the Non-Notifying Party, each party shall eliminate one candidate from the eight listed until one candidate remains. If this candidate declines to serve as the arbitrator, the candidate last eliminated will be approached to serve. This process shall be repeated until a candidate has agreed to serve as the third arbitrator.

All three arbitrators must be present or former officers of life insurance companies or life reinsurance companies, excluding however, officers of the Company or the Reinsurer, their affiliates or subsidiaries or past employees, officers or directors of the Company or the Reinsurer or their respective affiliates. The place of meeting of the arbitrators shall be decided by a majority vote of the arbitrators. The written decision of a majority of the arbitrators shall be final and binding on both parties and their respective successors and assigns. If an arbitrator, subsequent to his or her appointment, is unwilling or unable to act, a new arbitrator shall be appointed to replace him or her by the procedure set forth above. All cost of the arbitration and expenses and fees of the arbitrators shall be borne equally by the parties, unless otherwise ordered by the arbitrators.

The parties shall instruct the arbitrators to render a decision within two (2) months of the appointment of the third arbitrator, unless both parties agree otherwise. In the event no decision is rendered within four (4) months, new arbitrators shall be selected using the procedures set forth above.

Except as provided for herein, the arbitration shall be conducted pursuant to the rules and procedures of the American Arbitration Association.

Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

It is specifically the intent of both parties that these arbitration provisions shall replace and be in lieu of any statutory arbitration provision, if the law so permits.

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ARTICLE VIII (Cont’d)

If more than one reinsurer is involved in arbitration where there are common questions of law or fact and a possibility of conflicting awards or inconsistent results, all such reinsurers may consolidate and act as one party for purposes of arbitration and communications shall be made by the Company to each of the reinsurers constituting the one party; provided, however, that nothing therein shall impair the rights of such reinsurers to assert several, rather than joint defenses or claims, nor be construed as changing the liability of the reinsurers under the terms of this Agreement from several to joint.

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ARTICLE IX

FINANCIAL IMPAIRMENT AND INSOLVENCY

1.	Financial Impairment of Reinsurer.

For the purpose of this Agreement, the “Financial Impairment” of the Reinsurer shall be deemed to have occurred when:

(a)	It is declared insolvent or impaired by the regulatory authority in the jurisdiction of the Reinsurer, or

(b)	Its Total Adjusted Capital drops below 2.0 times its Authorized Control Level Risk Based Capital (where Total Adjusted Capital and Authorized Control Level Risk Based Capital have the definition given by the NAIC) if it is a U.S. domiciled reinsurer; or

(c)	It had not satisfied the minimum capital and surplus requirement of its jurisdiction of domicile if it is not a U.S. domiciled reinsurer.

In the event of the Financial Impairment of the Reinsurer, the Company may, at its option, immediately cancel this Agreement for new business by promptly providing the Reinsurer, its rehabilitator, conservator, supervisor, receiver, liquidator or statutory successor with written notice of the cancellation. Any requirement for a notification period prior to the cancellation of the Agreement would not apply under such circumstances.

2.	Insolvency.

For the purpose of this Agreement, the “Insolvency” of the Company or the Reinsurer shall be deemed to have occurred when it:

(a)	Applies for or consents to the appointment of a rehabilitator, conservator, supervisor, receiver, liquidator or statutory successor of its properties or assets; or

(b)	Makes an assignment for the benefit of its creditors; or

(c)	Is adjudicated as bankrupt or insolvent; or

(d)	Files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors or takes advantage of any bankruptcy, dissolution, liquidation, or similar law or statute; or

(e)	Becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the domicile of the Company, or the Reinsurer, as the case may be.

In the event of the Insolvency of the Reinsurer or the Company, any amounts owed by the Company to the Reinsurer and by the Reinsurer to the Company, under this Agreement, shall be set-off and only the balance shall be paid.

The Reinsurer shall be liable only for the amounts reinsured with the Reinsurer and shall not be or become liable for any amounts or reserves to be held by the Company on the Covered Policies.

In the event of the Insolvency of the Company, the reinsurance obligations under this Agreement shall be payable by the Reinsurer directly to the Company, its rehabilitator, conservator, supervisor, receiver, liquidator, or statutory successor, immediately upon demand, without diminution because of the Insolvency of the Company.

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ARTICLE IX (Cont’d)

It is understood, however, that in the event of such Insolvency, the rehabilitator, conservator, supervisor, receiver, liquidator or statutory successor of the Company shall give written notice of the pendency of a claim against the Company on the policy reinsured within a reasonable time after such claim is filed in the insolvency proceedings, and that during the pendency of such claim, the Reinsurer may investigate such claims and interpose, at its own expense, in the proceedings where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its rehabilitator, conservator, supervisor, receiver, liquidator or statutory successor.

It is further understood that the expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the Company as part of the expense of conservation or liquidation to the extent of a proportionate share of the benefit, which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are involved in the same claim and a majority in interest elects to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of the reinsurance Agreement as though the Company had incurred such expense.

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ARTICLE X

TAXES & EXPENSES

1.	DAC Tax.

The Company and the Reinsurer agree to the DAC Tax Election pursuant to Section 1.848-2(g) (8) of the Income Tax Regulation under Section 848 of the Internal Revenue Code of 1986, as amended, whereby:

(a)	the party with net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1); and

(b)	both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency.

The term “net consideration” will refer to net consideration as defined in Regulation Section 1.848-2(f).

The method and timing of the exchange of this information is set out in Exhibit G.

This DAC Tax Election shall be effective for all years for which this Agreement remains in effect.

The Company and the Reinsurer represent and warrant that they are subject to U.S. taxation under either the provisions of subchapter L of Chapter 1 or the provisions of subpart F of subchapter N of Chapter 1 of the Internal Revenue Code of 1986, as amended.

2.	The Reinsurer’s Taxes and Expenses.

Apart from any taxes, refunds, and expenses specifically referred to elsewhere in this Agreement, the Reinsurer shall pay no allowances, taxes, or proportion of any expense to the Company in respect of any cession.

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ARTICLE XI

GENERAL PROVISIONS

1.	Administration.

The Company and the Reinsurer understand that the Company shall administer the Covered Policies and shall perform all Company accounting for such policies. The Company may delegate any of its administrative functions related to the Covered Policies to an affiliate of the Company or any non-affiliate third party provider. The standards of service in such event will be no less than in all material respects those of the Company then in place at the time of such delegation.

2.	Amendments.

This Agreement may be amended only by written agreement of the parties. Any change or modification to this Agreement will be null and void unless made by amendment to this Agreement and signed by duly authorized representatives of both parties.

3.	Assignment.

Neither party may assign any of its rights nor delegate its obligations under this Agreement, nor may either sell or assumption reinsure the Covered Policies without the prior written consent of the other party, such consent not to be unreasonably withheld, conditioned or delayed. Consent shall not be withheld if the proposed assignment, sale or assumption reinsurance does not have a material adverse effect on the risks transferred or the expected economic results to the party requested to consent. This provision shall not prohibit the Reinsurer from retroceding the risks under the Covered Policies on an indemnity basis, and it shall not prohibit the Company from reinsuring all or a portion of the amount it has retained on a life under this Agreement to its affiliate(s), without the consent of or notification to the other party.

4.	Benefit.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except as otherwise provided.

5.	Compliance.

This Agreement applies only to the issuance of insurance by the Company or, as allowed in Article IV (Changes to Business Reinsured), its affiliate companies, in a jurisdiction in which the issuing company is properly licensed.

The Company and the Reinsurer represent that, to the best of their knowledge, they are in compliance with all Applicable Laws applicable to the Covered Policies. In the event that a party is found by a governmental authority to be in non-compliance with any such law or regulation, this Agreement will remain in effect and such non-compliant party shall seek to remedy the non-compliance and shall indemnify the other party to the extent of any direct loss suffered as a result of the non-compliance.

6.	Conditions.

The reinsurance hereunder is subject in all respects to the same express contractual risks, terms, conditions, interpretations, waivers, modifications, limitations, alterations, and cancellations as provided under the Covered Policies, except as otherwise expressly provided in this Agreement.

7.	Confidentiality.

(a)	Personal Information/Proprietary Information. The term “Personal Information” includes, but is not limited to, any customer financial, medical and personal information furnished to a party or its representatives by the other party about proposed, current, and former policyowners, insureds, applicants, and beneficiaries in connection with the administration of insurance products issued by the Company. “Proprietary Information” includes, but is not limited to, business plans, trade secrets, mortality and lapse studies, underwriting manuals, and guidelines, applications and contract forms, the terms and conditions of this Agreement and any other business information furnished by one party to the other party or its representatives in connection with this Agreement.

21

ARTICLE XI (Cont’d)

(b)	Protection of Personal Information/Proprietary Information. Each party shall keep and shall cause its representatives to keep Personal Information and Proprietary Information furnished by the other party strictly confidential, shall take prudent measures to assure the safeguarding and safekeeping of such information, and shall not use such information for any other purpose except to perform the party’s duties under this Agreement or as may be required by Applicable Laws, or otherwise permitted by Applicable Laws regulating privacy of information. A party’s disclosure to third parties shall only be done if the third parties have agreed in writing to be bound by a confidentiality agreement that includes wording similar to the wording in this Section. Such a confidentiality agreement does not apply to disclosures required by Applicable Laws.

The parties shall provide security for the Personal Information and Proprietary Information each receives from the other in a manner reasonably sufficient to prevent a breach of the confidentiality required by this Agreement. The parties agree that the security provided for the Confidential Information shall be consistent with and no less than the level of security provided by a party to its own confidential, proprietary and sensitive information. A party shall immediately inform the other party in writing of any breach of the provisions of this Article, and shall cooperate with the non-breaching party and be responsible for any remedial actions or fines/penalties incurred by the non-breaching party arising from such breach. The breaching party agrees to cooperate with any security assessment initiated by the non-breaching party with respect to the handling and safekeeping of Personal Information and Proprietary Information by a party hereunder.

(c)	Other Information. Both parties shall comply with all Applicable Laws and protect and hold all nonpublic information provided to the other in conjunction with this Agreement in strict confidence and to take reasonable steps necessary to protect the nonpublic information from unauthorized or inadvertent disclosure. It is understood and the parties agree that subject to all Applicable Laws, the receiving party will not be prohibited from disclosing such nonpublic information as might be necessary for purposes of fulfilling its obligations under this Agreement, further retrocession of the risks under the Covered Policies, during the course of external audits, or as required by Applicable Law.

(d)	Public Information. This Section is not applicable to the extent that (i) the Personal Information or Proprietary Information becomes generally available to the public other than as a result of any disclosure by the Reinsurer or its representatives or in violation of any Applicable Law, (ii) the Personal Information or Proprietary Information was available to the Reinsurer or its representatives on a non-confidential basis that was not in contravention of any Applicable Law prior to its disclosure to the Reinsurer by the Company or by a customer of the Company, (iii) the disclosure of Personal Information or Proprietary Information is required by court order or Applicable Laws, provided that a party shall give the other party reasonable advance notice of any subpoena or discovery request in order that such other party has an opportunity, at its own expense, to take appropriate legal or protective action, or (iv) the Company gives its prior written consent to the disclosure.

8.	Construction.

This Agreement shall be construed and administered in accordance with the laws of the State of New York and the rights and obligations of this Agreement shall, at all times, be regulated under the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

9.	Counterparts.

This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The Company and the Reinsurer agree that transmission of copies of original signatures via electronic means, either by facsimile or as a “scanned” document attached to electronic mail, shall constitute valid execution of this Agreement.

22

ARTICLE XI (Cont’d)

10.	Duration of Agreement.

This Agreement is effective as of the date the last required signature is affixed, with coverage beginning on the Effective Date, and is unlimited as to its duration. It may be terminated for new reinsurance by either party giving at least ninety (90) days’ notice to that effect to the other party. During the period of such ninety (90) days the Reinsurer shall continue to accept new reinsurance under the terms of this Agreement. This notification period would be waived in the event the Reinsurer is financially impaired or insolvent as set out in Article IX. Further, the Reinsurer remains liable for all cessions existing at the date of the expiration set forth in the notice until their natural expiration, unless the parties mutually decide otherwise or as specified otherwise in this Agreement.

11.	Entire Agreement.

This Agreement represents the entire agreement between the Company and the Reinsurer with respect to the Covered Policies and supersedes all prior representations, warranties, negotiations, discussions, writings, agreements, understandings, term sheets and letters of intent between them with respect thereto. There are no understandings between the parties with respect to the Covered Policies other than as expressed in this Agreement.

12.	Good Faith.

The Company and the Reinsurer agree that all matters with respect to this Agreement require the utmost good faith of both parties. The Reinsurer and the Company shall have the right, at any reasonable time, to inspect, audit and photocopy, at the other’s offices all records, books and documents relating to the reinsurance under this Agreement, which the Company and the Reinsurer shall make fully available immediately upon demand of the Reinsurer or the Company.

13.	Lead Pool Reinsurer.

Details on the Lead Pool Reinsurer are set forth on Exhibit I.

14.	Licenses and Reserve Credit.

At all times during the term of this Agreement, the Reinsurer shall hold and maintain all licenses and authorizations required under Applicable Law and otherwise take all action that may be necessary to perform its obligations hereunder. Further, the Parties intend that the Company be able to receive Reserve Credit for the reinsurance ceded under this Agreement. The Parties recognize that as of the Effective Date, the Company is unable to receive Reserve Credit based on the licensing and accreditation status of the Reinsurer in the State of New York. However, within six (6) months of the Effective Date, (i) the Reinsurer shall at its sole expense establish and maintain security at a level that will allow the Company to receive Reserve Credit in a manner that meets all of the terms and conditions of this Agreement and all Applicable Laws regarding Reserve Credit, and (ii) the Parties agree to make any necessary amendments to this Agreement to allow the Company to receive Reserve Credit.

15.	Notices.

All notices, letters, payments or other communications to the respective parties shall be in writing and faxed, couriered, mailed or sent by electronic mail, addressed as follows:

If to the Company: John Hancock Life Insurance Company (U.S.A.) 601 Congress Street Boston, MA 02216 Attn: General Counsel	If to the Reinsurer: Aurigen Reinsurance Company of America 2 Bridge Avenue, Suite 111 Red Bank, NJ 07701 Attn: Chief Executive Officer

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ARTICLE XI (Cont’d)

16.	OFAC.

Each party represents that it is, and shall use best efforts to continue to be, in compliance with all laws, regulations, judicial and administrative orders applicable to the Covered Policies, as they pertain to the sanctions laws administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), as such laws may be amended from time to time (collectively “OFAC Laws”). Neither the Company nor the Reinsurer shall be required to take any action under this Agreement that would result in it being in violation of OFAC Laws, including, but not limited to, making any payments in violation of OFAC Laws. Should either party discover or otherwise become aware that a reinsurance transaction has been entered into or a payment has been made in violation of the law, the party who first becomes aware of the violation of OFAC Laws shall notify the other party and the parties shall cooperate in order to take all necessary corrective actions.

17.	Offset.

The Company and the Reinsurer will have the right to offset undisputed balances whether on account of premiums, allowances (if applicable), claims, or any other amount(s) due from one party to the other, under this Agreement or any agreement between the parties. The right of offset will not be affected or diminished because of the Insolvency of either party.

18.	Oversights.

If either party fails to comply with any of the terms of this Agreement and it is shown that the failure was unintentional or the result of a misunderstanding or an administrative oversight on the part of either party, this Agreement will remain in effect. If the failure to comply changes the operation or effect of the Agreement, both parties will be put back to the positions they would have occupied if the failure to comply had not occurred. If it is not possible to restore each party to the position it would have occupied but for the error, the parties will endeavor in good faith to promptly resolve the situation in a manner that is fair and reasonable, and most closely approximates the intent of the parties as evidenced by this Agreement.

19.	Parties to Agreement.

This is an Agreement solely between the Company and the Reinsurer. The acceptance of reinsurance hereunder shall not create any right or legal relation between the Reinsurer and the insured, beneficiary, or any other party to any policy of the Company, which may be reinsured hereunder.

20.	References.

All references to “days” shall be deemed to mean calendar days. All references to “Business Days” shall be deemed to mean to days on which banks are generally open to conduct business in the State of New York.

21.	Representations and Warranties.

Each party represents and warrants to the other party that:

(a)	It is solvent on a statutory basis in all states in which it does business or is licensed, and

(b)	Its Total Adjusted Capital is at least equal to 2.0 times its Authorized Control Level Risk Based Capital if it is a U.S. domiciled party; or

(c)	It had satisfied the minimum capital and surplus requirement of its jurisdiction of domicile if it is not a U.S. domiciled party.

Each party agrees to promptly notify the other if it subsequently becomes insolvent or financially impaired, as described in Article IX (Financial Impairment and Insolvency), and in the manner described in Exhibit F.

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ARTICLE XI (Cont’d)

Each party acknowledges that the other party has entered into this Agreement in reliance upon their representations and warranties. The Company affirms that it has and will continue to disclose all matters material to this Agreement and each cession. Examples of such matters are material changes in underwriting or issue practices or philosophy, underwriting management personnel, or the Company’s ownership or control. In addition, the Company agrees to notify the Reinsurer of any material changes to the rates charged to its policyholders under Covered Policies.

22.	Severability.

In the event that any of the provisions of this Agreement shall be invalid or unenforceable, such declaration or adjudication shall in no manner affect or impair the validity or the enforceability of the other and remaining provisions of this Agreement and such other and remaining provisions shall remain in full force and effect as though such invalid or unenforceable provisions or clauses had not been included or made a part of this Agreement.

23.	Survival.

The following provisions will survive the termination of this Agreement: Article I, Section 1 (Definitions), Article VIII (Dispute Resolution), Article XI, Section 2 (Amendments), Article XI, Section 3 (Assignment), Article XI, Section 4 (Benefit), Article XI, Section 7 (Confidentiality), Article XI, Section 8 (Construction), Article XI, Section 11 (Entire Agreement), Article XI, Section 12 (Good Faith), Article XI, Section 15 (Notices), Article XI, Section 18 (Oversights), Article XI, Section 19 (Parties to Agreement), Article XI, Section 20 (References), Article XI, Section 22 (Severability), Article XI, Section 24 (Waiver).

24.	Waiver.

Neither the Company nor the Reinsurer will be deemed to have waived the exercise of any rights that it holds under this Agreement unless such waiver is made in writing. No waiver made with respect to any instance involving the exercise of any such rights will be deemed to be a waiver with respect to any other instance involving the exercise of the right or with respect to any other such right. Failure by either party to exercise any of its rights, powers or remedies hereunder or its delay to do so shall not constitute a waiver of those rights, powers or remedies. The single or partial exercise of a right, power or remedy shall not prevent its subsequent exercise or the exercise of any other right, power or remedy.

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Signed for and on behalf of the Company:

John Hancock Life Insurance Company of New York
a New York Corporation

On:	3-30-2015	On:	4-1-2015

By:	/s/ Zahir Bhanjo	By:	/s/ Anthony Teta
	Zahir Bhanji		Anthony Teta

Title:	VP & Actuary	Title:	SVP, CFO, John Hancock Life Ins.

Signed for and on behalf of the Reinsurer:

Aurigen Reinsurance Company of America
of Red Bank, New Jersey

On:	3-31-2015	On:	3-31-2015

By:	/s/ Vadim Marchenko	By:	/s/ Michael Pado

Title:	Chief Pricing Officer	Title:	CEO

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EXHIBIT A

PLANS, RIDERS, AND BENEFITS REINSURED

The Reinsurance Effective Date(s) outlined in the table below are the dates when coverage under the Agreement, begins for new policies issued on the respective plans.

All “Life” riders and supplementary benefits, with the exception of the Estate Protection Rider, shall be reinsured in accordance with the underlying policy as described in Exhibit B, unless stated otherwise. Additional riders or benefits will require approval of the Reinsurer.

Acronym	U/W Class	Plan Name	Plan Launch Date(s)	Reinsurance Effective Date(s)	Plan Close Date
STERM	4	Survivorship Term	January 1999	April 1, 2015
SVL07	5	Survivorship Variable Universal Life 2007	July 16, 2007	April 1, 2015
CVL09	6	Corporate Variable Universal Life 2009	September 22, 2008	April 1, 2015
AUL09	6	Accumulation Universal Life 2009	January 12, 2009	April 1, 2015
PRL11	6	Premier Life 2011	October 3, 2011	April 1, 2015
IUL11	6	Indexed UL 2011	October 3, 2011	April 1, 2015
PVL12	6	Protection Variable Universal Life 2012	April 30, 2012	April 1, 2015
PIL13	6	Protection Indexed UL 2013	January 28, 2013	April 1, 2015
PUL13	6	Protection UL 2013	May 20, 2013	April 1, 2015
PSU13	6	Protection Survivorship UL 2013	May 20, 2013	April 1, 2015
SIU13	6	Protection Survivorship Indexed UL 2013	July 22, 2013	April 1, 2015
AIUL14	6	Accumulation Indexed UL 2014	January 27, 2014	April 1, 2015
AVL14	6	Accumulation Variable UL 2014	April 28, 2014	April 1, 2015
PUL15	6	Protection UL 2015	April 1, 2015	April 1, 2015

27

EXHIBIT A-I

THE COMPANY’S UNDERWRITING FORMS,

EVIDENCE, AND ISSUE RULES

The following information and items are to be provided to the Reinsurer upon request:

1.	Application for Life Insurance Package and Medical Exam Form

2.	Temporary Insurance Agreement

3.	Reinstatement Rules

4.	Routine Underwriting Requirements

5.	Super Preferred / Preferred / Standard Plus Criteria.

TEMPORARY INSURANCE AGREEMENT

The Reinsurer’s liability shall not exceed the Reinsurer’s proportionate share of the amount stated in the Company’s Temporary Insurance Agreement (TIA). However, it is understood that the Reinsurer agrees to accept its proportionate share of the Company’s portion under the TIA, if the Company has no available retention.

The Company’s maximum TIA liability is $1,000,000 for single life policies and $5,000,000 for survivorship policies.

Locked in Insurability:

Once a TIA is completed and provided all the conditions are met, changes in insurability that post-date the TIA, while it is in effect, will be ignored for the lesser of the face amount or $1,000,000 for single life policies and $5,000,000 for survivorship policies. The Reinsurer will assume a proportionate share of the amount under a policy issued pursuant to this feature.

28

EXHIBIT B

GENERAL PROVISIONS

1.	BACKDATING: Under limited circumstances and upon the request of the policyowner, the Company may backdate a Covered Policy by assigning a policy date earlier than the date the application is signed. However, in no event will a Covered Policy be backdated earlier than the earliest date allowed by state law, which is generally three (3) months to one year prior to the date of application for the policy. Premiums will be paid for the period the policy date is backdated.

2.	RESIDENCY REQUIREMENTS FOR DOMESTIC LIMITS: The individual insured under a Covered Policy must be a U.S. resident at the time of application. An insured that resides for more than six (6) months per year in the United States, Puerto Rico, Guam and the U.S. Virgin Islands will be considered a U.S. resident. Residents of Canada are also covered.

3.	RESIDENCY REQUIREMENTS FOR FOREIGN RESIDENTS LIMITS: U.S. citizens residing outside the U.S. for more than six (6) months per year or citizens and residents of foreign countries excluding Puerto Rico, Guam, the U.S. Virgin Islands and Canada, shall be covered under this Agreement provided that:

i.	The residence is in the Company’s A and B Country List, outlined below; and

ii.	The policies are solicited and issued in the U.S. only

The Company shall identify foreign business on its monthly Billing Reports to the Reinsurer.

Any resident in a country listed on the U.S. State Department warning list advising against all travel at the time of underwriting is excluded. (www.travel.state.gov/travel/warnings_current.html)

A and B Country List:

A List Countries

Andorra, Australia, Austria, Barbados, Belgium, Bermuda, British Virgin Islands, Cayman Islands, Cyprus, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong , Hungary, Iceland, Ireland, Israel, Italy, Japan, Liechtenstein, Luxembourg, Macau, Malta, Monaco, Netherlands, New Zealand, Norway, Poland, Portugal, Qatar, San Marino, Singapore, Slovak Republic (Slovakia), Slovenia, South Korea, Spain, Sweden, Switzerland, Taiwan, United Arab Emirates, United Kingdom

B List Countries

Anguilla, Antigua & Barbuda, Argentina, Bahamas, Bosnia and Herzegovina, Brazil, Brunei, Bulgaria, Canary Islands, Chile, China (see list of eligible cities below) Costa Rica, Croatia, Dominica, Estonia, French Polynesia, Guadeloupe, Kuwait, Latvia, Lithuania, Macedonia, Malaysia, Martinique, Mauritius, Mexico, Montenegro, Oman, Panama, Romania, Seychelles, Turks and Caicos, Uruguay

Cities in China that qualify as country class B.

Beijing, Changzhou, Chaozhou, Chengdu, Chongqing, Dalian, Dongguan, Foshan, Fuzhou, Guangzhou, Hangzhou, Harbin, Huizhou, Jiangmen, Jinan, Nanjing, Nantong, Ningbo, Qingdao, Qingyuan, Quanzhou, Shanghai, Shantou, Shenyang, Shenzhen, Shijiazhuang, Suzhou, Tianjin, Wenzhou,Wuxi, Xiamen, Yancheng, Yantai, Zhaoqing, Zhongshan, Zhoushan, Zhuhai.

Note: Policies for residents of countries other than those listed above may be submitted to the Reinsurer on a facultative basis.

29

EXHIBIT B

4.	CURRENCY: All cessions under this Agreement shall be affected in United States Dollars. Reinsurance premiums and liabilities shall be expressed and payable in that currency.

5.	REINSURANCE COVERAGE:

The Company will retain [*] first dollar quota share of each policy up to the Retention Limits specified in Exhibit E. It is understood that if the Company or the Company’s affiliates has retention on existing insurance, the Company may retain less than [*] of a policy reinsured under this Agreement, in order to avoid exceeding the Company’s Retention Limits.

For policies on lives that qualify for Automatic Reinsurance Coverage, ten percent [*]first-dollar quota share of the policy’s net amount at risk, up to the Reinsurer’s Automatic Acceptance Limits specified in Exhibit E-II will be reinsured with the Reinsurer. It is understood that once the Company is fully retained, according to its Retention Limits specified in Exhibit E, a maximum of [*] of the policy’s net amount at risk up to the Reinsurer’s Automatic Acceptance Limits specified in Exhibit E-II will be reinsured with the Reinsurer.

6.	REINSURANCE BASIS AND PREMIUM CALCULATION: Coverage under this Agreement is on a YRT basis on the reinsured net amount at risk. The premiums are calculated by multiplying the net amount at risk by the appropriate premiums rates described in Exhibits C and D.

7.	RATE CRITERIA: The rates (and instructions) set out in Exhibits C and D shall be used for automatic and facultative reinsurance of any policy covered by this Agreement.

8.	PREMIUM MODE: Reinsurance premiums will be paid annually in advance.

9.	AGE BASIS: Nearest at policy date

10.	ISSUE AGES: Issue ages are based on age nearest at policy date and vary by plan as follows:

a.	Super Preferred Non-Smoker: 20-80

b.	Standard Non-Smoker: 0- 90

c.	All Other Classes: 20 – 90

Note: Issue Ages 86-90 for Automatic business are currently limited to survivorship policies where the younger life does not exceed age 85 and is insurable as per the automatic limits.

11.	PREMIUM TAX: There shall be no separate reimbursement of Premium Tax.

12.	POLICY FEE: There shall be no policy fee paid to the Reinsurer.

13.	RATE GUARANTEE:

A.	The YRT rates set out in this Agreement are fixed for the twelve month period following the policy date of any Covered Policy . Thereafter, and with respect to any rate increase pursuant to paragraphs B or C of this section, reinsurance rates may not exceed the U.S. statutory net valuation premium applicable to the Covered Policies, calculated using the appropriate guaranteed mortality table and interest assumption.

30

EXHIBIT B

B.	Subject to paragraph A of this section, the Reinsurer may increase reinsurance premiums only to the extent required to address mortality deficiencies across its U.S. yearly renewable term business by providing written notice to the Company no less than ninety (90) days prior to the date that the increase is to be put into effect. Any increase will only be permitted in connection with a uniform increase in reinsurance premiums for the Reinsurer’s entire portfolio of inforce term and permanent life reinsurance assumed having characteristics consistent with the risks reinsured under this Agreement, including but not limited to the following:

(a)	reinsurance became effective on new policies issued after 1/1/1997

(b)	Reinsurer has the right to raise reinsurance premiums;

(c)	policies were reinsured under treaties with effective dates within the three (3) years prior to the effective date of this treaty;

(d)	policies were underwritten on a fully underwritten basis; and

(e)	policies have similar product features as those provided in the policies reinsured herein.

C.	The Company and the Reinsurer agree that the terms of this Agreement have been negotiated based on the mutual assumption that the Reinsurer will not be required to hold any amount of U.S. statutory deficiency reserves for business ceded under this Agreement, based on of the assurances provided in paragraphs A and B of this section. Notwithstanding the foregoing, if for any reason the Reinsurer is required to establish or maintain any such deficiency reserve amounts by an insurance regulatory authority having jurisdiction over the Reinsurer, upon the receipt of the Reinsurer’s written notice to the Company thereof, the Company may elect to hold such deficiency reserve amounts in respect of the portion of the Covered Policies ceded to the Reinsurer under this Agreement. If the Company declines to hold such amounts, then, subject to paragraph A of this section, the Reinsurer may increase reinsurance premiums to the level required in order to avoid the holding of such deficiency reserve amounts.

D.	At any time following an increase in reinsurance premiums pursuant to paragraphs B or C o this section, the Company shall have the right, at its option, to recapture all, but not less than all, of the Covered Policies on which reinsurance premiums have been increased, regardless of the policy date. The recapture settlement amount will be an amount equal to the portion of the unearned gross reinsurance premiums attributable to the recaptured business, all determined as of the effective date of the recapture. The Reinsurer will pay the recapture settlement amount required not later than forty-five (45) days following final determination of such amount.

14.	MINIMUM FINAL CESSION: Zero

15.	RATES APPLICABLE TO INCREASES: First year reinsurance premium rates shall apply to the amount of any contractual or non-contractual increase that is granted provided that the Company’s new business underwriting rules are applied to such increases.

For increases that results in a change in band, the reinsurance premium rates will be based on the rates of the new band, if applicable.

16.	RATES APPLICABLE TO DECREASES: For a decrease that results in a change in band, the reinsurance premium rates will be based on the rates of the original band, if applicable.

17.	YRT RATES FOR CONVERSIONS: Reinsurance premium rates for a policy arising from the conversion shall be the rates set out in Exhibit D (YRT Rates) using the issue age and duration of the original policy.

31

EXHIBIT B

18.	RECAPTURE IN FORCE PERIOD: [*]

19.	NET AMOUNTS AT RISK:

The “Net Amount at Risk” is defined as the Death Benefit (as defined in the Covered Policy) payable less the Policy Value (as defined in the Covered Policy), if any.

20.	POST ISSUE INCREASES:

Post-issue increases that are subject to new underwriting evidence will be treated as new business and reinsured as such under this Agreement. Both the existing reinsured amount and the increase would continue to be reinsured under the original reinsurance treaty (even if closed to new business).

If the increase is not subject to new underwriting evidence, the reinsurer will automatically accept this increase if:

a.	The increase is scheduled and known at issue; or

b.	The maximum increase has been capped at issue; and

c.	The total amount of reinsurance, including the reinsurance required on the increase, doesn’t exceed the reinsurer’s automatic capacity.

In such cases, the automatic and jumbo limits, as well as the routine and financial underwriting, will be based on the ultimate death benefit amount and the reinsurance rates applied to the increase will be point-in-scale based on the original risk class and issue age of the policy, reflecting the current duration.

Should the increase be attributable to maintain the eligibility of a policy as life insurance under the Internal Revenue Code rules then in effect, the preceding underwriting requirements will not apply. Reinsurance rates applied to the increase will be point-in-scale based on the original risk class and issue age of the policy, reflecting the current duration.

21.	MATURITY EXTENSION FEATURE:

For Single Life products: Reinsurance premiums will stop after attained age [*]. The Reinsurer will continue to provide reinsurance coverage for attained ages [*] as long as the policy remains in force.

For Survivorship products: Reinsurance premiums will continue through attained age [*] of the younger insured. The Reinsurer will continue to provide reinsurance coverage for attained ages [*] of the younger insured as long as the policy remains in force.

22.	ACCELERATED DEATH BENEFIT PROGRAM: The Reinsurer shall not be required to participate in any payments of the Company’s Accelerated Death Benefit. Upon the death of the insured, the Reinsurer will pay its proportionate share of the reinsured net amount at risk, including any amounts previously accelerated calculated at the date of death.

23.	WAIVER OF PREMIUM AND LONG TERM CARE: Rider benefits are not reinsured however, they can be elected on policies ceded under the Agreement.

24.	FOREIGN TRAVEL UNDERWRITING: The Reinsurer acknowledges that the Company is required to conform to state law requirements governing consideration of past and/or future lawful travel in its underwriting policies and procedures, and the Reinsurer will not decline business ceded to the automatic reinsurance pool under this Agreement that has been underwritten in conformity with these requirements.

32

EXHIBIT B

25.	RETURN OF PREMIUM (ROP): This rider provides an additional death benefit equal to a return of premiums paid into the policy. The Reinsurer will participate in this rider to the extent that it affects the ceded Net Amount at Risk (NAR) of the policy. Policies with ROP will be assessed the same reinsurance premium rate as policies without ROP.

26.	SUPPLEMENTAL FACE AMOUNT (SFA)/ ADDITIONAL FACE AMOUNT (AFA): This rider provides an additional death benefit that is either level or increasing over time. Scheduled increases are underwritten at issue and unscheduled increases are underwritten at the time they are applied for. The Reinsurer will participate in this rider to the extent that it affects the ceded Net Amount at Risk (NAR) of the policy. Policies with SFA/ AFA will be assessed the same reinsurance premium rate as policies without SFA/ AFA.

27.	CASH VALUE ENHANCEMENT/ ENHANCED SURRENDER VALUE (CVE/ ESV): These riders provide for higher cash surrender values during the initial period of the product. The Reinsurer will participate in these riders to the extent that they affect the ceded Net Amount at Risk (NAR) of the policy. Policies with CVE/ESV will be assessed the same reinsurance premium rate as policies without CVE/ESV.

28.	POLICY SPLIT OPTION RIDER: This rider is available on Survivorship plans and provides the ability to split the policy into two single life plans. There are no reinsurance premiums for the rider. If the rider is exercised, the Reinsurer will participate in the resulting single life policies. Reinsurance premiums for the new policies will be single life premiums and will be assessed at point-in-scale, based on the gender, risk class, and age of each insured under the new plans.

29.	NO LAPSE GUARANTEE RIDERS AND BENEFITS (NLG): These riders/benefits provide an extended no-lapse guarantee period of the underlying policy. The Reinsurer will participate in this rider to the extent that it affects the ceded Net Amount at Risk (NAR) of the policy, but the Reinsurer will not reinsure the underlying guarantee.

30.	CHANGE OF LIFE INSURED: This rider provides the ability to change the life insured under the policy without surrender/re-issue. The new insured must be fully underwritten. If the rider is exercised, the Reinsurer will continue to participate in the policy with reinsurance premiums based on the gender, risk class, and age of the new insured. There are no reinsurance premiums for the rider/benefit.

31.	HEALTHY ENGAGEMENT RIDER (HER): This rider provides the opportunity to earn policy value credits based on the status level of the life insured. The achievement of a status level is dependent upon the life insured meeting certain status qualification requirements each year that are designed to promote healthy living. The Reinsurer will participate in this rider through modification of the reinsurance premium rates as outlined in Exhibit C. The Company will notify the Reinsurer of any proposed material changes to the Company’s Healthy Engagement program prior to implementation.

33

EXHIBIT C

INSTRUCTIONS FOR ADMINISTRATION -YRT PREMIUM RATES

All Covered Policies shall be reinsured on a Super Preferred Non-Smoker / Preferred Non-Smoker / Standard Plus Non-Smoker / Standard Non- Smoker / Preferred Smoker / Standard Smoker basis. The Company shall indicate to the Reinsurer the underwriting classification of all Covered Policies reinsured hereunder. The reinsurance premium rates will be applied to the reinsured net amount at risk and paid by the Company to the Reinsurer.

1.	SINGLE LIFE RATES:

In all cases the first year reinsurance premium rate is [*].

For all Covered Policies, the reinsurance single life premium rates shall be calculated using the [*], outlined in Exhibit D, multiplied by the following pricing percentages:

Universal Life (For Policies Without Healthy Engagement Rider (HER))
Single Life	Males		Females
Risk Class	Issue Ages	Issue Age	Issue Ages	Issue Age
	<70	70+	<70	70+
Super Preferred NS	[*]	[*]	[*]	[*]
Preferred NS	[*]	[*]	[*]	[*]
Standard Plus NS	[*]	[*]	[*]	[*]
Standard NS	[*]	[*]	[*]	[*]
Preferred SM	[*]	[*]	[*]	[*]
Standard SM	[*]	[*]	[*]	[*]

Variable Universal Life (For Policies Without Healthy Engagement Rider (HER))
Single Life	Males		Females
Risk Class	Issue Ages	Issue Age	Issue Ages	Issue Age
	<70	70+	<70	70+
Super Preferred NS	[*]	[*]	[*]	[*]
Preferred NS	[*]	[*]	[*]	[*]
Standard Plus NS	[*]	[*]	[*]	[*]
Standard NS	[*]	[*]	[*]	[*]
Preferred SM	[*]	[*]	[*]	[*]
Standard SM	[*]	[*]	[*]	[*]

[*]	will be used in calculating the substandard NS reinsurance premium rates.
[*]	will be used in calculating the substandard Smoker reinsurance premium rates.

34

EXHIBIT C

Universal Life For Policies With Healthy Engagement Rider (HER)
Single	Male				Females
Risk Class	Platinum	Gold	Silver	Bronze	Platinum	Gold	Silver	Bronze
Super Preferred NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred SM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard SM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Variable Universal Life For Policies With Healthy Engagement Rider (HER)
Single	Male				Female
Risk Class	Platinum	Gold	Silver	Bronze	Platinum	Gold	Silver	Bronze
Super Preferred NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred SM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard SM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

2.	SUBSTANDARD POLICIES

A.	Multiple Extras – Non Interest Sensitive Products:

For substandard risks issued at table ratings for the Company’s non-interest sensitive products reinsured hereunder, [*], developed in Section 1 above, by the appropriate mortality factor outlined in the table below to determine the substandard reinsurance premium rate:

Percentage Rating	Table Rating	Percentage Rating	Table Rating
100%	00	325%	09
125%	01	350%	10
150%	02	375%	11
175%	03	400%	12
200%	04	425%	13
225%	05	450%	14
250%	06	475%	15
275%	07	500%	16
300%	08

Note: On survivorship policies where one life is uninsurable, the uninsurable risk will be assigned a rating up-to and including 5000% based on estimated life expectancy.

35

EXHIBIT C

B.	Multiple Extras –Interest Sensitive Products:

For substandard risks issued at table ratings for the Company’s interest sensitive products reinsured hereunder, the [*]outlined in Exhibit D, apply. The appropriate pricing percentage outlined in the table under section 1 is used to determine YRTrateunrated, and then the rates are increased by twenty-five percent (25%) for each table of substandard mortality to adjust for multiple table extras using the following formula:

YRTraterated = 1000 x { min[1-(1-YRTrateunrated /1000)multiple rating , 1] }

*	YRTrateunrated is equal to the [*] (Exhibit D), multiplied by the applicable pricing percentages outlined in the above tables.

the multiple rating is expressed as a decimal, i.e., if it is a 250% rating, then 2.5 is used.

C.	Flat Extras:

On all cessions, the Reinsurer’s proportionate share of any extra premiums payable on account of additional mortality risk shall be payable to the Reinsurer.

D.	Allowances on Flat Extras:

Temporary Flat Extras

[*] of the flat extras per $1,000 are added to the appropriate single life reinsurance premium rate or if applicable, to the appropriate single life substandard reinsurance premium rate (i.e., net of the 10% reinsurance allowance for temporary flat extras).

Permanent Flat Extras

[    ] of the flat extras per $1,000 are added to the appropriate single life reinsurance premium rate or if applicable, to the appropriate single life substandard reinsurance premium rate (i.e., net of the [*] reinsurance allowance for year 1).

[    ] of the flat extras per $1,000 are added to the appropriate single life reinsurance premium rate or if applicable, to the appropriate single life substandard reinsurance premium rate. (i.e. net of the [*] reinsurance allowance for years 2+).

For survivorship policies, the flat extras, whether temporary or permanent, are applied before the Frasierization process.

3.	SURVIVORSHIP LIFE RATES:

(a)	The single life reinsurance premium rates should be calculated as described in Sections 1 and 2, but using the applicable survivorship life pricing percentage shown in the table below.

(b)	The two single life reinsurance premium rates are then “blended” using the Frasierization calculation.

(c)	Take the larger of [*] or the reinsurance premium rate developed in (a) and (b) above.

(d)	In all cases, the 1st year reinsurance premium is set to zero after Frasierization.

36

EXHIBIT C

Universal Life (For Policies Without Healthy Engagement Rider (HER)) – Six Risk Classes
Survivorship	Males		Females
Risk Class	Issue Ages	Issue Age	Issue Ages	Issue Age
	<70	70+	<70	70+
Super Preferred NS	[*]	[*]	[*]	[*]
Preferred NS	[*]	[*]	[*]	[*]
Standard Plus NS	[*]	[*]	[*]	[*]
Standard NS	[*]	[*]	[*]	[*]
Preferred SM	[*]	[*]	[*]	[*]
Standard SM	[*]	[*]	[*]	[*]

Variable Universal Life (For Policies Without Healthy Engagement Rider (HER)) – Six Risk Classes
Survivorship	Males		Females
Risk Class	Issue Ages	Issue Age	Issue Ages	Issue Age
	<70	70+	<70	70+
Super Preferred NS	[*]	[*]	[*]	[*]
Preferred NS	[*]	[*]	[*]	[*]
Standard Plus NS	[*]	[*]	[*]	[*]
Standard NS	[*]	[*]	[*]	[*]
Preferred SM	[*]	[*]	[*]	[*]
Standard SM	[*]	[*]	[*]	[*]

Variable Universal Life (SVL07) (For Policies Without Healthy Engagement Rider (HER)) – Five Risk Classes
Survivorship	Males		Females
Risk Class	Issue Ages	Issue Age	Issue Ages	Issue Age
	<70	70+	<70	70+
Super Preferred NS	[*]	[*]	[*]	[*]
Preferred NS	[*]	[*]	[*]	[*]
Standard NS	[*]	[*]	[*]	[*]
Preferred SM	[*]	[*]	[*]	[*]
Standard SM	[*]	[*]	[*]	[*]

[*]	will be used in calculating the substandard NS reinsurance premium rates.
[*]	will be used in calculating the substandard Smoker reinsurance premium rates.

37

EXHIBIT C

STERM (For Policies Without Healthy Engagement Rider (HER)) – Four Risk Classes
Survivorship	Males		Females
Risk Class	Issue Ages	Issue Age	Issue Ages	Issue Age
	<70	70+	<70	70+
Preferred NS	[*]	[*]	[*]	[*]
Standard NS	[*]	[*]	[*]	[*]
Preferred SM	[*]	[*]	[*]	[*]
Standard SM	[*]	[*]	[*]	[*]

Universal Life For Policies With Healthy Engagement Rider (HER) – Six Risk Classes
Survivorship	Males				Females
Risk Class	Platinum	Gold	Silver	Bronze	Platinum	Gold	Silver	Bronze
Super Preferred NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred SM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard SM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Variable Universal Life For Policies With Healthy Engagement Rider (HER) – Six Risk Classes
Survivorship	Males				Females
Risk Class	Platinum	Gold	Silver	Bronze	Platinum	Gold	Silver	Bronze
Super Preferred NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred SM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard SM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	will be used in calculating the substandard NS reinsurance premium rates.
[*]	will be used in calculating the substandard Smoker reinsurance premium rates.

38

EXHIBIT D

YRT REINSURANCE RATES

39

EXHIBIT E

RETENTION LIMITS

SINGLE LIFE RETENTION LIMITS

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9- Tbl. 16 (325%-500%)
0 – 70	$30,000,000	$30,000,000	$10,000,000	$5,000,000
71 – 75	$25,000,000	$25,000,000	$10,000,000	$5,000,000
76 – 80	$20,000,000	$20,000,000	$10,000,000	$5,000,000
81 – 85	$10,000,000	$10,000,000	$2,000,000	$0
86 – 90	$7,500,000	$2,000,000	$0	$0

If a policy is issued on an aviation risk with an aviation exclusion rider, the above retention limits apply.

THE SINGLE LIFE RETENTION LIMITS FOR AVIATION RISKS WITHOUT AN AVIATION EXCLUSION RIDER

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9- Tbl. 16 (325%-500%)
0 – 70	$15,000,000	$15,000,000	Uninsurable	Uninsurable
71 – 75	$12,500,000	$12,500,000	Uninsurable	Uninsurable
76 – 80	$10,000,000	$10,000,000	Uninsurable	Uninsurable
81 – 85	Uninsurable	Uninsurable	Uninsurable	Uninsurable
86 – 90	Uninsurable	Uninsurable	Uninsurable	Uninsurable

FOREIGN BUSINESS RETENTION LIMITS:

Country Category	Underwriting Classes	Issue Ages 20 - 75
Category A and B	Super Pref. – 200%	$20,000,000

Exceptions:

Retention for Singapore is $10,000,000

Retention for Hong Kong and Macau is $15,000,000

Retention for Japan is $10,000,000

Retention for China is $17,000,000

The list of Category A and B Countries can be found under Exhibit B.3 – (Residency Requirements for Foreign Residents Limits).

RETENTION LIMITS FOR ATHLETES:

ISSUE AGE	Super Pref. / Pref. / Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9 - Tbl. 16 (325%-500%)
18 – 80	$10,000,000	$10,000,000	$10,000,000	$5,000,000

40

EXHIBIT E

SURVIVORSHIP RETENTION LIMITS (Grid numbers is $M)

Other Life
AGE & RATING	0-70 STD-T4	0-70 T5-T8	0-70 T9-T16	71-75 STD-T4	71-75 T5-T8	71-75 T9-T16	76-80 STD-T4	76-80 T5-T8	76-80 T9-T16	81-85 STD-T4	81-85 T5-T8	81-85 T9-T16	86-90 STD	86-90 T1-T4	86-90 T5-T8	86-90 T9-T16
0-70 STD-T4	$35	$30	$30	$35	$30	$30	$35	$30	$30	$30	$30	$30	$30	$30	$30	$30
0-70 T5-T8	$30	$25	$15	$25	$20	$15	$25	$20	$15	$20	$12	$10	$17.5	$12	$10	$10
0-70 T9-T16	$30	$15	$10	$25	$15	$10	$25	$15	$10	$15	$7	$5	$12.5	$7	$5	$5
71-75 STD-T4	$35	$25	$25	$30	$25	$25	$30	$25	$25	$25	$25	$25	$25	$25	$25	$25
71-75 T5-T8	$30	$20	$15	$25	$25	$15	$25	$20	$15	$20	$12	$10	$17.5	$12	$10	$10
71-75 T9-T16	$30	$15	$10	$25	$15	$10	$25	$15	$10	$15	$7	$5	$12.5	$7	$5	$5
76-80 STD-T4	$35	$25	$25	$30	$25	$25	$25	$25	$25	$20	$20	$20	$20	$20	$20	$20
76-80 T5-T8	$30	$20	$15	$25	$20	$15	$25	$20	$15	$20	$12	$10	$17.5	$12	$10	$10
76-80 T9-T16	$30	$15	$10	$25	$15	$10	$25	$15	$10	$15	$7	$5	$12.5	$7	$5	$5
81-85 STD-T4	$30	$20	$15	$25	$20	$15	$20	$20	$15	$12.5	$10	$10	$10	$10	$10	$10
81-85 T5-T8	$30	$12	$7	$25	$12	$7	$20	$12	$7	$10	$4	$2	$9.5	$4	$2	$2
81-85 T9-T16	$30	$10	$5	$25	$10	$5	$20	$10	$5	$10	$2	$0	$7.5	$2	$0	$0
86-90 STD	$30	$17.5	$12.5	$25	$17.5	$12.5	$20	$17.5	$12.5	$10	$9.5	$7.5	$10	$9.5	$7.5	$7.5
86-90 T1-T4	$30	$12	$7	$25	$12	$7	$20	$12	$7	$10	$4	$2	$9.5	$0	$0	$0
86-90 T5-T8	$30	$10	$5	$25	$10	$5	$20	$10	$5	$10	$2	$0	$7.5	$0	$0	$0
86-90 T9-T16	$30	$10	$5	$25	$10	$5	$20	$10	$5	$10	$2	$0	$7.5	$0	$0	$0
STD means Standard or Better

41

EXHIBIT E

Notes applicable to Retention Limits:

•	For purposes of calculating the Company’s retention for purposes of Article II and Exhibit B, amounts held by the Company’s affiliate(s) on a life shall count towards the Company’s Retention Limit.

•	If the Company’s retention is reduced for discretionary reasons, the Automatic Reinsurance Pool Capacity will be reduced proportionately.

•	The Single Life and Survivorship Retention for residents of Canada are capped at $10,000,000 for the Company. The Automatic Reinsurance Pool Capacity will be reduced proportionately for any Canadian resident.

•	For Professional Athletes, players or coaches on a National Hockey League (NHL), National Football League (NFL), National Basketball Association (NBA) or Major League Baseball (MLB) team, the Retention Limit for Single Life and Survivorship is $10,000,000. There is a team cap of $55,000,000 per Team.

•	Athletes that are not part of the NHL, NFL, NBA, or MLB are eligible for full retention.

•	Entertainers are eligible for full retention.

•	For Survivorship products, if one life is uninsurable or exceeds the maximum mortality rating for the insured’s age, then the dollar retention is the single life retention that is available for the other healthy life.

•	Aviation for survivorship products is reduced by 50% of the retention shown in the grid below; maximum Issue Age 80, rating 200%.

42

EXHIBIT E-I

AUTOMATIC REINSURANCE POOL CAPACITY

The following chart outlines the automatic pool capacity only. The Company’s retention is not included in these amounts. The following limits for the Automatic Reinsurance Pool Capacity apply to policies within the Jumbo Limit. If the Automatic Reinsurance Pool Capacity is exceeded, the Company can submit the whole risk to reinsurers on a Facultative basis, retain any amounts in excess of the Automatic Reinsurance Pool Capacity, or reinsure any such excess amounts under other automatic reinsurance agreements between the Company and its reinsurers.

For Single Life / Survivorship Products:

For Regular Business:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9- Tbl. 16 (325% - 500%)
0 – 70	$36,000,000	$36,000,000	$15,000,000	$7,500,000
71 – 75	$36,000,000	$33,600,000	$15,000,000	$7,500,000
76 – 80	$30,000,000	$30,000,000	$15,000,000	$7,500,000
81 – 85	$15,000,000	$15,000,000	$0	$0
86 – 90	$0	$0	$0	$0

If a policy is issued on an aviation risk with an aviation exclusion rider, the above Automatic Reinsurance Pool Capacity limits apply.

For Aviation Risks without an Aviation Exclusion Rider:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)
0 – 70	$18,000,000	$18,000,000
71 – 75	$18,000,000	$16,800,000
76 – 80	$15,000,000	$15,000,000
81 – 85	Uninsurable	Uninsurable
86 – 90	Uninsurable	Uninsurable

For Foreign Business:

ISSUE AGE	Super Pref. – Tbl. 4 (200%)
20 – 75	$15,000,000

The following limits apply to Professional Athletes, which are team players and coaches for the NHL, NFL, NBA or MLB.

For Professional Athletes:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9- Tbl. 16 (325% - 500%)
0 – 80	$15,000,000	$15,000,000	$15,000,000	$7,500,000

43

EXHIBIT E-I

Notes applicable to Automatic Reinsurance Pool Capacity:

•	For Professional Athletes:

•	The Jumbo Limit for these individuals is $65,000,000 to age 80.

•	Athletes that are not part of the NHL, NFL, NBA or MLB are eligible for full automatic capacity for regular business.

•	If an individual risk meets all other requirements for automatic reinsurance and is a player or coach on a NHL, NFL, NBA or MLB teams, prior to ceding the risk under this Agreement, the Company must confirm the Reinsurer’s available capacity for that risk. The Company shall (1) notify the Reinsurer’s Chief Underwriter, or designate, of the applicant’s name, date of birth, sport and team affiliation, total insurance in force and to be placed, and face amount required from the Reinsurer; and (2) confirm that the risk has completed an application for insurance. The Reinsurer shall endeavor to inform the Company of its available capacity for the risk within two (2) business days. After the Reinsurer has advised its available capacity, the Company may cede no more than that amount on an automatic basis. In no case shall the Company cede more to the Reinsurance Pool on an automatic basis than the amounts outlined in the above table.

•	For survivorship products:

•	The automatic limits are based on the life with the higher available capacity.

•	The second life can be up to age 90 if the first life is age 85 or younger and insurable.

•	If the Aviation risk is rated Table 5 or higher, this life will be deemed uninsurable and the Automatic Reinsurance Pool Capacity will be based on the other (i.e. “better”) life.

44

EXHIBIT E-II

THE REINSURER’S AUTOMATIC ACCEPTANCE LIMITS

For purposes of this Agreement, the applicable “Automatic Acceptance Limits” are as follows:

For Single Life / Survivorship:

For Regular Business:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9 – Tbl. 16 (325% - 500%)
0 – 70	$6,000,000	$6,000,000	$2,500,000	$1,250,000
71 – 75	$6,000,000	$5,600,000	$2,500,000	$1,250,000
76 – 80	$5,000,000	$5,000,000	$2,500,000	$1,250,000
81 – 85	$2,500,000	$2,500,000	$0	$0
86 – 90	$0	$0	$0	$0

If a policy is issued on an aviation risk with an aviation exclusion rider, the above Automatic Acceptance limits apply.

For Aviation Risks without an Aviation Exclusion Rider:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)
0 – 70	$3,000,000	$3,000,000
71 – 75	$3,000,000	$2,800,000
76 – 80	$2,500,000	$2,500,000
81 – 85	Uninsurable	Uninsurable
86 – 90	Uninsurable	Uninsurable

For Foreign Business:

ISSUE AGE	Super Pref. – Tbl. 4(200%)
20 – 75	$2,500,000

The following Automatic Acceptance Limits apply to Professional Athletes, team players and coaches on a NHL, NFL, NBA or MLB Team.

For Professional Athletes:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9- Tbl. 16 (325% - 500%)
0 – 80	$2,500,000	$2,500,000	$2,500,000	$1,250,000

45

EXHIBIT E-II

Notes applicable to Reinsurer’s Automatic Acceptance Limit:

•	For Professional Athletes:

•	The Jumbo Limit for these individuals is $65,000,000 to age 80.

•	Athletes that are not part of the NHL, NFL, NBA or MLB are eligible for full automatic capacity for regular business.

•	If an individual risk meets all other requirements for automatic reinsurance and is a player or coach on a NHL, NFL, NBA or MLB teams, prior to ceding the risk under this Agreement, the Company must confirm the Reinsurer’s available capacity for that risk. The Company shall (1) notify the Reinsurer’s Chief Underwriter, or designate, of the applicant’s name, date of birth, sport and team affiliation, total insurance in force and to be placed, and face amount required from the Reinsurer; and (2) confirm that the risk has completed an application for insurance. The Reinsurer shall endeavor to inform the Company of its available capacity for the risk within two (2) business days. After the Reinsurer has advised its available capacity, the Company may cede no more than that amount on an automatic basis. In no case shall the Company cede more to the Reinsurance Pool on an automatic basis than the amounts outlined in the above table.

•	For survivorship products:

•	The automatic limits are based on the life with the higher available capacity.

•	The second life can be up to age 90 if the first life is age 85 or younger and is insurable.

•	If the Aviation risk is rated Table 5 or worse, this life will be deemed uninsurable and the Automatic Reinsurance Pool Capacity will be based on the other (i.e. “better”) life.

46

EXHIBIT E-III

JUMBO LIMIT

For purposes of this Agreement, the applicable “Jumbo Limit” is as follows:

For Regular Domestic Business:

ISSUE AGE	Super Pref. – Tbl. 4	Tbl. 5 – Tbl. 16 (225% - 500%)
0 – 80	$65,000,000	$65,000,000
81 – 85*	$50,000,000	Nil

*	Note: On Survivorship products, the older insured may be up to issue age 90 if the better life is 85 or younger.

For Foreign Business

ISSUE AGE	Super Pref. –Tbl. 4
20 – 75	$40,000,000

The total amount of insurance shall not exceed the Jumbo Limit outlined in the above table. For the purposes of this Agreement, the total amount of insurance on an individual life shall equal the sum of i. and ii. outlined below:

i.	The total amount of insurance in force and pending formal applications with the Company, including ultimate amounts for increasing policies with the Company scheduled at the time the policy is issued, and

ii.	The total amount of insurance known by the Company to be in force and pending with formal applications with all other companies.

Any amounts of insurance to be replaced, where a fully executed assignment form transferring the ownership to the Company has been received, will not be included in the calculation of the total amount of insurance.

Formal applications are any direct life insurance companies’ fully completed applications for life insurance signed by all applicable parties, dated and witnessed.

Notwithstanding the preceding, in the event that the Company issues a Covered Policy that causes the Jumbo Limit to be exceeded 1) either unintentionally or as a result of all or a portion of the amount tendered for replacement not being cancelled or terminated for any reason, 2) as a result of a portion of any replaced policy being subsequently reinstated, or 3) if a previously unknown amount of inforce insurance with another company becomes known; and the Company inadvertently cedes the Covered Policy to the Reinsurer automatically under this Agreement (the “Jumbo Break”), the Reinsurer agrees to provide coverage on the Covered Policy up to its Normal Capacity not to exceed its Available Retention on that life where:

Normal Capacity is defined as the Reinsurer’s usual apportioned share of the risk under this Agreement

47

EXHIBIT E-III

Available Retention is defined as the sum of A – B + C, where:

A = The Reinsurer’s maximum dollar retention limit as it was set at the time of the Company’s policy issue

B = Any amount already retained on that life by the Reinsurer

C = Any additional capacity acquired through the Reinsurer’s good faith effort with its retrocessionaires (if applicable) to provide additional coverage for the policy

In the event of a Jumbo Break, the Reinsurer will allocate its available capacity on a first-come-first-served basis determined by the effective date of coverage. Any intentional or grossly negligent violations of the Jumbo Limit shall not apply under the terms of this paragraph.

48

EXHIBIT F

REINSURANCE REPORTS

DATA NOTIFICATION: The Company shall send to the Reinsurer reports, in substantial compliance with the Society of Actuaries Guidelines, at the times indicated below:

Report	Frequency	Due Date

Billing Statement (by Treaty, totals by Reinsurer )	Monthly	10 days after month end

Reinsurance Policy Exhibit (Summary of movement during the past period)	Monthly / Quarterly/Annually	10 days after period due

Reinsurance Listing In Force Report	Quarterly	10 days after quarter end

Net Amount at Risk & Premiums	Quarterly	10 days after quarter end

Total Reserves (when required) (Summary)	Quarterly	17 days after quarter end

Initial Notice of Claim	Monthly	Monthly

Statement of Claims Incurred (New Claims for the Month)	Monthly	10 days after month end

Statement of Reinsured Claims Collected (Claims Netted off the Current Statement)	Monthly	10 days after month end

Increasing Risk – Ultimate Death Benefit Report	Monthly	10 days after month end

49

EXHIBIT F

REPORTING INFORMATION

INFORMATION ON RISKS REINSURED

i.	Type of Transaction
ii.	Effective Date of Transaction
iii.	Automatic/Facultative Indicator
iv.	Policy Number
v.	Full Name of Insured
vi.	Date of Birth
vii.	Sex
viii.	Risk Class
ix.	Smoking Status
x.	Policy Plan Code
xi.	Insured’s State of Residence
xii.	Issue Age
xiii.	Issue Date
xiv.	Duration from Original Policy Date
xv.	Face Amount Issued
xvi.	Reinsured Amount (current Net Amount at Risk)
xvii.	Death Benefit Option (for Flexible Premium type plans)
xviii.	ADB Amount (if applicable)
xix.	Substandard Rating
xx.	Flat Extra Amount Per Thousand
xxi.	Duration of Flat Extra
xxii.	Previous Policies (if applicable)
xxiii.	Premiums

50

EXHIBIT F

NOTIFICATION OF ACCEPTANCE OF FACULTATIVE OFFER: The Company shall advise the Reinsurer of its acceptance of the Reinsurer’s underwriting decision pertaining to facultative business by sending written notice to the Reinsurer. The full details of the facultative new business shall be outlined on the Company’s Policy Detail Report.

THE REINSURER’S RATINGS: As requested by the Company, the Reinsurer shall supply the most recent credit rating reports on the Reinsurer issued by Standard & Poor’s and A.M. Best Company. These credit reports done by the credit agency should include sections that indicate the assigned rating for the Reinsurer, the rationale for the rating, the outlook for the Reinsurer and a business and financial profile.

RESERVES:

The Reinsurer shall establish and assume liability for all statutory reserves in proportion to its share of the liability. The Reinsurer shall hold reserves in accordance with the NAIC Valuation of Life Insurance Policies Model Regulation as adopted at the Effective Date of this Agreement.

Quarter End Reserves: The Company shall advise the Reinsurer within seventeen (17) Business Days of the end of each quarter, of the amount of reserves calculated on the reinsurance in force under this Agreement, as of the end of the preceding quarter. Any estimated figures provided should be confirmed by actual reserve figures.

Year End Reserves: By February 15th of each year, the Company’s valuation actuary shall certify the amount of reserves calculated on the reinsurance in force under this Agreement as of December 31st of the preceding year.

YRT Deficiency Reserves: If deficiency reserves are required to be held by the Company on any reinsured policy, the entire amount of any such reserve will be established and held by the Company.

51

EXHIBIT G

DAC TAX ELECTION

Method of Exchanging Information

The Reinsurer and the Company agree to the DAC Tax Election and accordingly will exchange information in the following manner:

1.	The Company will submit a Schedule to the Reinsurer by May 1st, of each year, of its calculation of the net consideration (as referred to in Article XI) for the preceding calendar year.

2.	The Reinsurer, in turn, will complete the Schedule by indicating acceptance of the Company’s calculations of the net consideration or by noting any discrepancies. The Reinsurer will return the completed Schedule to the Company by June 1st, of each year.

3.	If there are any discrepancies between the Company’s and the Reinsurer’s calculation of the net consideration, the parties will act in good faith to resolve the discrepancies by July 1st, of each year.

52

EXHIBIT H

UNDERWRITING REQUIREMENTS FOR AUTOMATIC REINSURANCE

All amounts ceded to the Reinsurer must be underwritten in substantial compliance with the Company’s normal underwriting practices and criteria. The maximum table rating that can be ceded on an automatic basis will be Table 16 for individual policies. For survivorship, the better life must be Table 16 or better. The costs of any exception to these requirements will be borne by the Company. For any underwriting exception, the Company will pay the Reinsurer the true underwriting class reinsurance premium.

Any proposed material changes to the Company’s super preferred, preferred and standard plus underwriting criteria, age and amount requirements or internal super preferred, preferred and standard plus guidelines shall be submitted to the Reinsurer for written approval prior to implementation. If the Reinsurer does not respond within thirty days, the Reinsurer shall be deemed to have accepted such modification.

53

EXHIBIT I

LEAD REINSURER

Responsibility of the Lead Reinsurer

The Lead Reinsurer for underwriting purposes is RGA Reinsurance Company.

The Company may contact the Lead Reinsurer verbally or in writing on a case that otherwise falls within the automatic binding parameters when a second opinion of a medical, non-medical or financial nature is desired. The Company shall recommend a rating or course of action, and request that the Lead Reinsurer concur with that recommendation, thereby binding all pool members.

In addition to making a decision to bind all pool members, the Lead Reinsurer may alternatively agree to accept their pool share only, recommend an alternate decision that would be acceptable to the pool, or recommend that the case be submitted facultatively to all pool members.

With respect to the Lead Reinsurer’s ability to bind the other pool members, cases outside of the limits outlined below will be handled on a facultative basis as set forth in this Agreement.

Maximum Issue Age: 80

Maximum Issued Face Amount: $25,000,000

54

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH AN ASTERISK [*] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

YEARLY RENEWABLE TERM

REINSURANCE AGREEMENT

between

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

a New York Corporation

and

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

of Orlando, Florida

Effective Date of Agreement:

April 1, 2015

John Hancock’s Reinsurance Agreement No: HI94C07

Reinsurer Agreement No: HA3507/JHNY-07

YEARLY RENEWABLE TERM REINSURANCE AGREEMENT		1

ARTICLE I DEFINITIONS		1

1.	DEFINITIONS	1

ARTICLE II REINSURANCE; REQUIREMENTS FOR REINSURANCE COVERAGE AND CESSIONS		3

1.	REINSURANCE	3
2.	AUTOMATIC REINSURANCE COVERAGE AND CESSIONS	3
3.	FACULTATIVE REINSURANCE COVERAGE AND CESSIONS	3
4.	DATA NOTIFICATION	4

ARTICLE III STATEMENT OF ACCOUNT		5

1.	PREMIUM AND CLAIMS ACCOUNTING	5
2.	NON-PAYMENT OF PREMIUMS	5
3.	UNEARNED PREMIUM	6

ARTICLE IV CHANGES TO BUSINESS REINSURED		7

1.	CONVERSIONS	7
2.	CONVERSIONS WITH INCREASES	7
3.	POLICY CHANGES	7
4.	PLAN CHANGES	7
5.	INCREASE IN AMOUNT AND UNDERWRITING RECLASSIFICATION	8
6.	REDUCTIONS	8
7.	SPECIAL CHANGES	8
8.	LAPSES	8
9.	RESCISSIONS	9
10.	REINSTATEMENTS	9
11.	MINIMUM FINAL CESSION	9
12.	RETENTION LIMIT CHANGES	9

ARTICLE V RECAPTURE		10

1.	RECAPTURE TRIGGERING EVENTS	10
2.	FINANCIAL IMPAIRMENT, INSOLVENCY, FAILURE TO PAY, RESERVE CREDIT	10
3.	INCREASE IN REINSURANCE PREMIUM	11
4.	INCREASE IN RETENTION	11
5.	SUCCESSORS	12

ARTICLE VI LIABILITY		13

1.	AUTOMATIC REINSURANCE	13
2.	FACULTATIVE REINSURANCE	13
3.	DURATION	13
4.	TEMPORARY INSURANCE AGREEMENT	13

ARTICLE VII CLAIMS		14

1.	CLAIMS DECISION	14
2.	INITIAL NOTICE OF CLAIM	14
3.	CLAIM PROOFS	14
4.	CEDED CLAIM SETTLEMENTS	14

5.	CONTESTED CLAIMS	14
6.	CEDED BENEFITS PAYABLE	15
7.	MISSTATEMENT OF AGE OR SEX	15
8.	EXPENSES	15
9.	EXTRA CONTRACTUAL DAMAGES	15

ARTICLE VIII DISPUTE RESOLUTION		16

1.	ARBITRATION	16

ARTICLE IX FINANCIAL IMPAIRMENT AND INSOLVENCY		17

1.	FINANCIAL IMPAIRMENT OF REINSURER	17
2.	INSOLVENCY	17

ARTICLE X TAXES & EXPENSES		19

1.	DAC TAX	19
2.	THE REINSURER’S TAXES AND EXPENSES	19

ARTICLE XI GENERAL PROVISIONS		20

1.	ADMINISTRATION	20
2.	AMENDMENTS	20
3.	ASSIGNMENT	20
4.	BENEFIT	20
5.	COMPLIANCE	20
6.	CONDITIONS	20
7.	CONFIDENTIALITY	20
8.	CONSTRUCTION	21
9.	COUNTERPARTS	21
10.	DURATION OF AGREEMENT	22
11.	ENTIRE AGREEMENT	22
12.	GOOD FAITH	22
13.	LEAD POOL REINSURER	22
14.	LICENSES AND RESERVE CREDIT	22
15.	NOTICES	22
16.	OFAC	22
17.	OFFSET	23
18.	OVERSIGHTS	23
19.	PARTIES TO AGREEMENT	23
20.	REFERENCES	23
21.	REPRESENTATIONS AND WARRANTIES	23
22.	SEVERABILITY	23
23.	SURVIVAL	24
24.	WAIVER	24
25.	FOREIGN ACCOUNT TAX COMPLIANCE ACT	24

EXHIBIT A		26

PLANS, RIDERS, AND BENEFITS REINSURED		26

EXHIBIT A-I		27

THE COMPANY’S UNDERWRITING FORMS,		27
EVIDENCE, AND ISSUE RULES		27
TEMPORARY INSURANCE AGREEMENT		27

EXHIBIT B	28

GENERAL PROVISIONS	28

EXHIBIT C	33

INSTRUCTIONS FOR ADMINISTRATION -YRT PREMIUM RATES	33

EXHIBIT D	52

YRT REINSURANCE RATES	52

EXHIBIT E	53

RETENTION LIMITS	53

EXHIBIT E-I	56

AUTOMATIC REINSURANCE POOL CAPACITY	56

EXHIBIT E-II	58

THE REINSURER’S AUTOMATIC ACCEPTANCE LIMITS	58

EXHIBIT E-III	59

JUMBO LIMIT	59

EXHIBIT F	60

REINSURANCE REPORTS	60

EXHIBIT G	63

DAC TAX ELECTION	63

EXHIBIT H	64

UNDERWRITING REQUIREMENTS FOR AUTOMATIC REINSURANCE	64

EXHIBIT I	65

LEAD REINSURER	65

YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

This Yearly Renewable Term Reinsurance Agreement (this “Agreement”) for reinsurance on an automatic and facultative basis is effective as of April 1, 2015 (the “Effective Date”) by and between John Hancock Life Insurance Company (U.S.A.) (the “Company”) and Hannover Life Reassurance Company of America (the “Reinsurer”).

ARTICLE I

DEFINITIONS

1.	Definitions.

The following terms have the definitions set forth below:

“Agreement” has the meaning assigned to such term in the introductory paragraph.

“Applicable Law” means any applicable law, statute, rule, ruling, determination, ordinance, regulation, or opinion of any governmental authority, administrative body or agency or court, domestic or foreign, or any decision, judgment, order, writ, injunction or decree of any such governmental authority, administrative body or agency or court.

“Automatic Acceptance Limit” has the meaning assigned to such term in Exhibit E-II.

“Automatic Reinsurance Pool Capacity” has the meaning assigned to such term in Exhibit E-I.

“Bad Faith Damages” means damages that may be compensated by Punitive Damages and that are awarded as a result of bad faith dealings.

“Company” has the meaning assigned to such term in the introductory paragraph.

“Compensatory Damages” means damages that are awarded to compensate for the actual damages sustained, and are not awarded as a penalty, nor fixed in amount by statute.

“Covered Policies” means the life insurance policies, supplementary benefits, riders and temporary insurance agreements issued on those plans listed on Exhibit A and any other life insurance policy, supplementary benefit, rider or temporary insurance agreement that is reinsured by the Reinsurer pursuant to the terms of this Agreement.

“Effective Date” has the meaning assigned to such term in the introductory paragraph.

“Financial Impairment” has the meaning assigned to such term in Article IX, Section 1.

“Insolvency” has the meaning assigned to such term in Article IX, Section 2.

“Jumbo Break” has the meaning assigned to such term in Exhibit E-III.

“Jumbo Limit” has the meaning assigned to such term in Exhibit E-III.

“NAIC” means the National Association of Insurance Commissioners.

“Net Amount at Risk” has the meaning assigned to such term in Exhibit B.

ARTICLE I (Cont’d)

“Non-Notifying Party” has the meaning assigned to such term in Article VIII, Section 1.

“Notifying Party” has the meaning assigned to such term in Article VIII, Section 1.

“OFAC” has the meaning assigned to such term in Article XI, Section 16.

“OFAC Laws” has the meaning assigned to such term in Article XI, Section 16.

“Personal Information” has the meaning assigned to such term in Article XI, Section 7.

“Proprietary Information” has the meaning assigned to such term in Article XI, Section 7.

“Punitive Damages” means damages that are awarded as a penalty, the amount of which is not fixed by statute.

“Recapture Triggering Event” has the meaning assigned to such term in Article V, Section 1.

“Reinsurer” has the meaning assigned to such term in the introductory paragraph.

“Reserve Credit” means full statutory financial statement credit for the reinsurance ceded to the Reinsurer under this Agreement or under any other reinsurance agreement in the Company’s NAIC Annual Statement Blank, in all statutory financial statements required to be filed with any governmental body charged with supervision of insurance companies in all United States jurisdictions in which the Company is licensed, authorized or accredited to transact business, and all consolidated financial statements required to be filed by the Company or its affiliates with any governmental body charged with supervision of insurance companies in Canada and its provinces.

“Retention Limits” has the meaning assigned to such term in Exhibit E.

“Statutory Penalties” means damages that are awarded as a penalty, the amount of which is fixed by statute.

ARTICLE II

REINSURANCE; REQUIREMENTS FOR REINSURANCE COVERAGE AND CESSIONS

1.	Reinsurance.

On or after the Effective Date, the Company shall cede to the Reinsurer a portion of the risk (as set forth in Exhibit B) for the Covered Policies, subject to the terms and conditions described in this Agreement. This Agreement is applicable only to reinsurance of Covered Policies directly written by the Company, except as set forth in Article IV (Changes to Business Reinsured). Any other life insurance policies acquired by the Company through merger of another life insurance company, reinsurance (whether by assumption or other reinsurance) or otherwise are not included as Covered Policies under the terms of this Agreement.

2.	Automatic Reinsurance Coverage and Cessions.

The Reinsurer shall automatically accept its share of the risks under the Covered Policies as described in the exhibits of this Agreement, provided that all of the following conditions are met at the time the Covered Policy is issued:

(a)	The Company retains its quota share in accordance with the limits set forth in Exhibit B;

(b)	The Company follows the Underwriting Requirements For Automatic Reinsurance set forth in Exhibit H;

(c)	The Jumbo Limit is not exceeded;

(d)	The amount to be reinsured with respect to an insured life under this Agreement in addition to the amount already reinsured with respect to such insured life, does not exceed the Reinsurer’s Automatic Acceptance Limits; and

(e)	The application is on a relevant insured life that has not been submitted on a facultative basis by the Company to the Reinsurer or any other reinsurer within the last three (3) years, unless the reason for such prior submission(s) on a facultative basis no longer applies.

The Company shall report to the Reinsurer all automatic cessions in the periodic reports described in Exhibit F.

The Company shall send copies of the application, underwriting papers and other pertinent papers for an automatic cession on any insured life upon request from the Reinsurer.

3.	Facultative Reinsurance Coverage and Cessions.

If the Company receives an application that does not meet the criteria for Automatic Reinsurance Coverage, the Company may submit the application to the Reinsurer for facultative consideration. At the Company’s option, any risk may be submitted to the Reinsurer for facultative consideration.

The Company may apply for facultative reinsurance by sending to the Reinsurer copies of all pertinent papers, including the original application and any medical and non-medical evidence, and all other information that the Company may have relating to the insurability of the risk.

After consideration of the facultative application and related information, the Reinsurer shall promptly inform the Company of its underwriting decision. If the Reinsurer makes an offer of reinsurance, the Company must accept the Reinsurer’s offer during the lifetime of the insured and within the lesser of: (i) the time period specified in the Reinsurer’s offer; or (ii) one hundred and twenty (120) days after the Company’s receipt of such offer. The Company shall accept the Reinsurer’s offer by: (i) written notification; or (ii) reporting such risk on the periodic reports it provides to the Reinsurer as described in Exhibit F.

ARTICLE II (Cont’d)

If any application to the Reinsurer is not to be placed with the Reinsurer, the Company shall advise the Reinsurer of such event so that the Reinsurer can complete its records related thereto.

4.	Data Notification.

The Company shall provide the Reinsurer with the reports set forth in Exhibit F. The Company, upon reasonable request, shall provide the Reinsurer with any other information related to the Covered Policies and the reinsurance hereunder and which the Reinsurer reasonably requires in order to complete its financial statements.

ARTICLE III

STATEMENT OF ACCOUNT

1.	Premium and Claims Accounting.

The Company shall pay premiums to the Reinsurer for Covered Policies in accordance with the terms set out in Exhibits B, C and D and the payment of such premiums is, subject to Article III, Section 2, a condition precedent to coverage under this Agreement.

For each accounting period, the Company shall send to the Reinsurer Billing Statements as set out in Exhibit F, showing all first year and renewal premiums that become due during that accounting period, including any adjustments made necessary by changes or corrections to reinsurance previously reported.

For all claims paid by the Company within the accounting period, the Company shall submit to the Reinsurer a Statement of Reinsured Claims Collected, as set forth in Exhibit F. This statement is an itemized listing of benefits including the ceded death benefit, plus the Reinsurer’s proportionate share of the interest and expenses paid by the Company, that have been netted off the Reinsurer’s monthly Billing Statement(s).

If the statement balance so calculated is due to the Reinsurer, the Company shall forward payment in settlement together with the statements. If the balance is due to the Company, the Reinsurer shall forward payment in settlement within thirty (30) days of receipt of the applicable statement.

For balances remaining unpaid longer than sixty (60) days after the delivery to the Reinsurer of the applicable statement, the Company reserves the right to charge interest on the outstanding balance. The outstanding balance will incur interest calculated from that date using the “3-month” U.S. Treasury Bill rate reported for the last working date of the calendar month preceding the applicable statement in the Wall Street Journal or, if the Wall Street Journal is no longer published, a comparable publication.

If the Company returns premiums to the policyholder of a Covered Policy for any reason other than surrenders provided under the contractual terms of the Covered Policy, the Reinsurer shall return its proportional share of the premiums (less allowances, if applicable) it has received from the Company in respect of any Covered Policy for which premiums have been returned.

The Company reserves the right to net any balances hereunder that remain unpaid for more than thirty (30) days after delivery of each applicable statement from the next Billing Statement.

2.	Non-Payment of Premiums.

The Reinsurer may terminate its liability for any reinsurance on a Covered Policy for which the reinsurance premiums have not been paid within sixty (60) days after the Due Date set forth in Exhibit F, by giving thirty (30) days written notice of such action to the Company. The Reinsurer’s right to terminate under this paragraph shall cease if the Company pays the unpaid reinsurance premiums within such thirty (30) day notice period.

The Reinsurer reserves the right to charge interest on any balances remaining unpaid sixty (60) days after the Due Date and/or when premiums for newly issued Covered Policies remain unpaid after one hundred and twenty (120) days from the issue date of the Covered Policy. Interest incurred will be calculated using the “3-month” U.S. Treasury Bill rate reported for the last working date of the calendar month in the Wall Street Journal or, if the Wall Street Journal is no longer published, a comparable publication.

The Reinsurer’s right to terminate reinsurance for non-payment of premium shall not prejudice its right to collect premiums for the period the reinsurance was in force.

During the period premiums are outstanding, the Reinsurer may offset the amount of any premiums in arrears against amounts owed to the Company hereunder.

ARTICLE III (Cont’d)

The Company shall not force the Reinsurer to exercise its termination remedy under the provisions of this Section solely to either (i) avoid the recapture requirements hereunder or (ii) to transfer to another reinsurer the Covered Policies.

3.	Unearned Premium.

The Company shall take credit, without interest, for any unearned premiums, (net of commissions or allowances, if applicable), arising due to reductions, terminations, lapses, cancellations or death claims, in its account.

ARTICLE IV

CHANGES TO BUSINESS REINSURED

Any reference to a converting policy shall pertain to the “STERM” plan, listed in Exhibit A or any other plan that provides for contractual conversion that may be reinsured under this Agreement in the future.

1.	Conversions.

In the event a Covered Policy is converted to another policy issued by the Company, the policy arising from the conversion shall be reinsured with the Reinsurer. If a policy on a plan listed in Exhibit A was originally issued by a U.S. affiliate of the Company and reinsured with the Reinsurer, and such policy is converted to a policy issued by the Company, the policy arising from the conversion shall be reinsured under the terms and conditions of this Agreement. The conversion premium rates outlined in Exhibits B.17 shall be applied to the converted policy on a point-in-scale basis.

2.	Conversions with Increases.

(a)	Automatic Cessions. If the amount of the policy arising from the conversion is increased at the time of the conversion, the Reinsurer’s net amount at risk shall be increased proportionately, effective on the date of the conversion. The increased amount of the policy shall be subject to underwriting by the Company in accordance with Exhibit H, and the total amount reinsured shall not exceed the Jumbo Limits or the Automatic Limits set forth in Exhibits E-I, E-II and E-III.

(b)	Facultative Cessions. Any increase in amount shall be subject to the Reinsurer’s approval. Premium rates shall be applied to the converted policy on a point-in-scale basis.

3.	Policy Changes.

Changes to Covered Policies shall be made in accordance with the provisions of this Article. If any change affects the plan, the amount of reinsurance premiums, allowances or commissions, if applicable, under the cession, the Company shall inform the Reinsurer in the subsequent Reinsurance Listing In Force Report as set forth in Exhibit F.

4.	Plan Changes.

(a)	Automatic Cessions:

Whenever the plan of insurance on any Covered Policy is being changed, including internal replacements, and the Company is not obtaining evidence in accordance with the Company’s new business underwriting rules, or as agreed otherwise by the Company and the Reinsurer, the reinsurance shall remain in effect with the Reinsurer on the following basis:

(i)	the reinsurance rates and the durations shall be based on those applicable to the original cession; and

(ii)	the reinsurance amount at risk shall be determined according to the terms of this Agreement but in no event shall be more than the original cession at the time of the change in plan; and

(iii)	the suicide and contestability period of the policy will be measured from the issue date of the original cession.

Whenever the plan of insurance on a Covered Policy is being changed, including internal replacements, and underwriting in accordance with the Company’s new business underwriting rules is required, the policy will be considered new business and will be reinsured under the current pool open to new business, using first year rates based on attained age. The suicide and contestability period of such a policy will be measured from the current issue date, except in jurisdictions that require otherwise.

ARTICLE IV (Cont’d)

Internal replacements, as described above, may occur between the Company and any of its affiliate companies and to plans not listed in Exhibit A.

(b)	Facultative Cessions. Any changes shall be subject to the Reinsurer’s approval only if the Company is obtaining evidence in accordance with the Company’s new business underwriting rules.

These practices regarding plan changes will apply unless mutually agreed otherwise by the Company and the Reinsurer.

5.	Increase in Amount and Underwriting Reclassification

(a)	Automatic Cessions. Any underwriting reclassification, (including any change in mortality rating), or non-contractual increase in amount at risk for any cession shall be subject to the Company’s underwriting rules or as agreed otherwise by the Company and the Reinsurer. The amount of the increase shall be subject to the terms of this Agreement.

If the amount of the policy will increase above the Jumbo Limit, or if the amount to be reinsured exceeds the Reinsurer’s Automatic Acceptance Limits, the increase shall be subject to the Reinsurer’s approval, which shall not be unreasonably withheld, conditioned or delayed.

(b)	Facultative Cessions. Any re-underwriting or non-contractual increase, including any change in mortality rating, shall be subject to the Reinsurer’s approval, which shall not be unreasonably withheld, conditioned or delayed.

6.	Reductions.

If the amount of insurance of a Covered Policy is reduced, then the reinsurance net amount at risk shall be reduced proportionately. The reduction shall be effective on the same date as the reduction under the Covered Policy.

If the reinsurance for a Covered Policy has been placed with more than one reinsurer, the reduction shall be applied to all reinsurers in proportion to the amounts originally reinsured with each reinsurer.

If the insured has multiple policies, some which are reinsured, and a fully retained policy lapses or reduces, the Company will not make any changes to the Covered Policies.

7.	Special Changes.

If any other change of a type not covered above, which may materially affect the terms of the cession in question, is requested, the Reinsurer’s approval (which shall not be unreasonably withheld, conditioned or delayed) shall be obtained before such a change becomes effective.

8.	Lapses.

When a Covered Policy is terminated due to a lapse, the cession in question shall be cancelled effective as of the date of such lapse. If the Company allows extended or reduced paid-up insurance following a lapse, the reinsurance will be appropriately amended. If the Company allows the Covered Policy to remain in force under its automatic premium loan provisions, the reinsurance shall continue unchanged and in force as long as such provisions remain in effect, except as provided for otherwise in this Agreement.

ARTICLE IV (Cont’d)

If the Covered Policy continues in force without payment during any days of grace pending its termination, whether such continuance is as a result of a policy contractual provision or a practice of the Company, the reinsurance shall also continue without payment of premium and shall terminate on the same date as the Company’s risk terminates.

9.	Rescissions.

When an in-force Covered Policy is rescinded by the Company, the cession in question shall be voided from inception and the Reinsurer shall return the premiums it has received from the Company in respect of such policy. Should the Company be subsequently required to reinstate a Covered Policy that it rescinded, it is understood that the Reinsurer shall participate in the reinsurance of the reinstated Covered Policy under the terms and conditions described in this Agreement, and provided that there is no non-contractual increase to the Reinsurer’s share.

10.	Reinstatements.

If a Covered Policy reinsured on an automatic basis is reinstated in accordance with the terms of the Covered Policy or normal rules and practices of the Company, the Reinsurer shall reinstate the reinsurance automatically.

If the Company collects premiums in arrears from the policyholder of a reinstated Covered Policy, the Company shall pay the Reinsurer all corresponding reinsurance premiums in arrears in connection with the reinstatement.

The Reinsurer’s approval is required only for the reinstatement of a facultative policy when the Company’s regular reinstatement rules indicate that more evidence than a Statement of Good Health or Health Questionnaire is required.

11.	Minimum Final Cession.

Reinsurance under this Agreement shall be cancelled whenever the net amount at risk becomes less than the Minimum Final Cession amount set out in Exhibit B.

12.	Retention Limit Changes.

The Company’s Retention Limits are outlined in Exhibit E and the retention for the purposes of this Agreement is described in Exhibit B.5. The Company may change its Retention Limits on new business being issued at any time by giving prior written notice to the Reinsurer of the new Retention Limits and the effective date of the new Retention Limits schedule. Upon a change in the Retention Limits, the reinsurance under this Agreement shall be maintained in force without reduction except as otherwise specifically provided in this Agreement.

ARTICLE V

RECAPTURE

1.	Recapture Triggering Events.

Upon the occurrence of a Recapture Triggering Event, the Company shall have the right, but not the obligation, to recapture all or a portion of the reinsurance ceded under this Agreement with no recapture fee. Except as otherwise provided in this Article V, the Company shall recapture the elected portion of reinsurance ceded under this Agreement by providing the Reinsurer with written notice of its intent to effect recapture, and recapture of the relevant portion of reinsurance on the Covered Policies shall be effective on the tenth (10th) day following the day on which the Company has provided the Reinsurer with such notice. A “Recapture Triggering Event” means any of the following occurrences:

(a)	the Financial Impairment of the Reinsurer, as set forth in Article IX, Section 1;

(b)	the Insolvency of the Reinsurer, as set forth in Article IX, Section 2;

(c)	the Reinsurer’s failure to pay any material amount due to the Company under this Agreement and, in each case (i) such amount is not subject to a dispute and (ii) such breach has not been cured within ninety (90) calendar days after written notice thereof from the Company;

(d)	any event that would cause the Company to not be permitted to receive Reserve Credit on any of its Statutory Financial Statements and that such event has not been remedied prior to the last calendar day of the calendar quarter in which such event occurs;

(e)	any increase by the Reinsurer of its reinsurance premiums on the Covered Policies, as set forth in Exhibit B.14; or

(f)	any increase in the Company’s retention on the Covered Policies, as set forth in Exhibit B.5.

2.	Financial Impairment, Insolvency, Failure to Pay, Reserve Credit.

If the Recapture Triggering Event is any of those described in provided in Article V, Sections 1(a) through (d) above, the Company may, at its option, recapture all or a portion of the reinsurance in force that was ceded to the Reinsurer under this Agreement, by providing the Reinsurer, its rehabilitator, conservator, supervisor, receiver, liquidator or statutory successor with written notice of its intent to recapture the reinsurance in force, regardless of the duration the reinsurance has been in force or the amount retained by the Company on the policies reinsured. If the Triggering Even is financial impairment as referenced in Article V, Section 1(a), above and specifically described in Article IX, Section 1(b), the Reinsurer may request a period of 90 days from the date that the financial impairment was established, to remedy the impairment by restoring its Total Adjusted Capital to at least 2.0 times its Authorized Control Level Risk Based Capital and any recapture based on such event will be subject to a mutually agreeable recapture fee. The effective date of a recapture would be, at the Company’s sole discretion and as set forth in the notice of its intent to recapture, either (i) in the event of a Financial Impairment, the date on which the Financial Impairment was established, or (ii) the 10th day following the date of the notice by the Company to the Reinsurer of its intent to recapture. If the Company elects to recapture as a result of the Reinsurer’s Financial Impairment or Insolvency, then it shall recapture eligible business in accordance with the following rules:

(a)	The amount of reinsurance eligible for recapture is based on the reinsurance net amount at risk as of the date of recapture.

(b)	The Reinsurer shall not be liable, after the effective date of recapture, for any cessions or portions of such cessions eligible for recapture, which the Company has overlooked. The Reinsurer shall be liable only for a credit of the premiums received after the recapture date, less any commissions or allowances (if applicable) and without interest.

(c)	The Reinsurer shall be liable for its share of any claim incurred up to and including the date of recapture.

ARTICLE V (Cont’d)

3.	Increase in Reinsurance Premium.

If the Recapture Triggering Event is an increase by the Reinsurer of its reinsurance premiums on the Covered Policies as provided in Article V, Section 1(e) above, then at any time during the twelve (12) month period following such an increase in reinsurance premiums as outlined above, the Company may, at its option, recapture all, but not less than all, of the Covered Policies on which reinsurance premiums have been so increased, regardless of the Covered Policy date.

4.	Increase in Retention.

If the Recapture Triggering Event is an increase in the Company’s retention on the Covered Policies as provided in Article V, Section 1(f) above, the Company shall give the Reinsurer ninety (90) calendar days written notice prior to the effective date of the recapture. The Company may apply the new retention to existing reinsurance and reduce the reinsurance in force, in accordance with the following rules:

(a)	The portion of the business recaptured has satisfied the minimum in-force period requirements outlined in Exhibit B.18.

(b)	Recapture may be made if the Company retained its quota share in accordance with Exhibit B.5 for the plan, age and mortality rating at the time the Covered Policy was issued. Any class of fully reinsured business or any classes of risks for which the Company established special retention limits less than those set forth in this Agreement at the time the Covered Policy was issued are not eligible for reduction.

(c)	Such reductions shall be made on the next policy anniversary of each cession affected from the effective date of recapture set forth in the recapture notice from the Company to the Reinsurer or, reductions may be made according to a “one-time” effective date of recapture if agreed to by the Reinsurer.

(d)	Recapture will be in the form of an increase in the Company’s retained quota share and a decrease in the quota share percentage ceded to the pool. This decrease will apply to all such in force business reinsured under this Agreement provided the requirements set forth in paragraphs 4. (a) and (b) above are satisfied.

(e)	For a conversion policy, the duration for the recapture period will be measured from the policy date of the original Covered Policy.

(f)	Recapture as provided herein shall be optional with the Company, but if any reinsurance is recaptured, all reinsurance eligible for recapture under the provisions of this Article V must be recaptured. If there is reinsurance with other reinsurers on risks eligible for recapture, the necessary reduction is to be applied pro rata to the total outstanding reinsurance with all reinsurers.

(g)	The amount of reinsurance eligible for recapture is based on the reinsurance net amount at risk as of the date of recapture.

(h)	The Reinsurer shall not be liable, after the effective date of recapture, for any cessions or portions of such cessions eligible for recapture, which the Company overlooked. The Reinsurer shall be liable only for a credit of the premiums received after the recapture date, less any allowances (if applicable) and without interest.

ARTICLE V (Cont’d)

5.	Successors.

For the avoidance of doubt, if the Company transfers Covered Policies to a successor company then the successor company has the option to recapture the reinsurance in accordance with the recapture criteria outlined in this section.

ARTICLE VI

LIABILITY

1.	Automatic Reinsurance.

The Reinsurer’s liability for any Covered Policy ceded on an automatic basis shall begin simultaneously with the Company’s contractual liability for such Covered Policy.

2.	Facultative Reinsurance.

If a policy becomes a Covered Policy by submitting for coverage on a facultative basis to the Reinsurer and the Reinsurer makes an offer that is accepted by the Company in accordance with the terms of this Agreement, then the Reinsurer’s liability shall begin simultaneously with the Company’s contractual liability for such Covered Policy.

However, if the Reinsurer has submitted an unconditional offer on a facultative case to the Company and a claim arises after the Company has made the decision to accept the Reinsurer’s unconditional offer in accordance with its terms and prior to its expiration, but prior to the Company notifying the Reinsurer of acceptance, the Reinsurer shall be liable for its share of such claim, if it is shown to the reasonable satisfaction of the Reinsurer that the policy would have been reinsured with the Reinsurer.

The Reinsurer shall have no liability for a risk submitted to the Reinsurer on a facultative basis if (i) the Reinsurer duly notifies the Company of its decision to decline such risk, (ii) the Company declines the Reinsurer’s offer or (iii) the Reinsurer’s offer is not accepted prior to its expiration or within the lifetime of the risk.

3.	Duration.

Except as set forth in the following sentence, the liability of the Reinsurer for all Covered Policies shall cease at the same time as the liability of the Company ceases and shall not exceed the Company’s contractual liability under the terms of the Covered Policies. With respect to Covered Policies under which the Company is required to pay or accelerate the reinsured amounts to the beneficiary prior to the death of the insured and the Company does not recover such reinsured amounts at the time such payments are made, the Reinsurer shall remain liable for such amounts until a claim is made at the time of the death of the insured even if the liability of the Company previously ceased.

4.	Temporary Insurance Agreement.

Regardless of any provision of this Agreement to the contrary, where the Company provides insurance coverage under a temporary insurance agreement or prior to the issuance and delivery of a policy to the applicant during the insured’s or proposed insured’s lifetime, the extent of the Reinsurer’s liability on a per life basis is as stated in the Temporary Insurance Agreement provision set out in Exhibit A-I. The Company shall follow its normal procedures for such coverage.

ARTICLE VII

CLAIMS

1.	Claims Decision.

The Reinsurer agrees that in regard to all claims on Covered Policies:

(a)	The final decision with respect to payment of claims is at the sole discretion of the Company.

(b)	The Company may seek the Reinsurer’s opinion with respect to payment of a claim, but the Reinsurer is not responsible to the Company for a claim decision.

(c)	The Company’s determination of its contractual liability for claims, as described in this Article, is binding on the Reinsurer.

2.	Initial Notice of Claim.

For all claims on Covered Policies, the Company shall send an Initial Notice of Death report to the Reinsurer, which shall be included with the Company’s monthly claims and Billing Statement, as set forth in Exhibit F.

The Initial Notice of Death report shall include: the insured’s name, date of birth, the death benefit amount, the retained amount, ceded death benefit, policy number, plan code, treaty code, date of death and policy date.

In addition, with respect to joint life last survivor Covered Policies, the Company shall inform the Reinsurer of the first death under the Covered Policy promptly following notification to the Company of such first death by providing the Reinsurer with the policy number, name, date of death, and cause of death of the insured.

3.	Claim Proofs.

The Company shall report all non-contested claims on Covered Policies on a “bulk” basis (where no proofs will be provided to the Reinsurer, except upon specific request by the Reinsurer). For all contested claims on Covered Policies, the Company shall provide claim proof in accordance with Section 5 of this Article VII.

4.	Ceded Claim Settlements.

Payment of death claims by the Reinsurer shall be in one lump sum regardless of the mode of settlement under any Covered Policy. The Reinsurer shall reimburse the Company for any claims payable under this Agreement as described in Article III.

5.	Contested Claims.

The Company shall notify the Reinsurer of its intention to contest, compromise, rescind or litigate a claim involving a Covered Policy. The Company shall then submit to the Reinsurer for review, copies of the insured’s death certificate or other reliable proof of death, claimant’s statement (if applicable) and, upon the Reinsurer’s request, any other pertinent papers connected with the claim.

In the event that the Reinsurer does not wish to participate in the contest, compromise, rescission or litigation of the claim, it shall notify the Company within ten (10) Business Days after receipt of the pertinent papers as indicated in the immediately preceding paragraph. The Reinsurer shall then discharge all of its liability by paying the Company its full share of the reinsured liability to the Company and will not share in any subsequent reduction in liability.

If the Reinsurer agrees with the decision to participate in the contest, compromise, rescission or litigation of the claim, the Reinsurer will share in any subsequent reduction in the Company’s liability. The Reinsurer will share in such reduction in the proportion that the Reinsurer’s net liability bears to the sum of the net liability before reduction of the Company and all reinsurers, including the Reinsurer, on the insured’s date of death.

ARTICLE VII (Cont’d)

6.	Ceded Benefits Payable.

The reinsurance benefit will be limited to the Reinsurer’s share of the Company’s contractual liability for the claim plus the Reinsurer’s proportionate share of interest that the Company pays on death proceeds until the Company’s date of settlement. For the purposes of this provision, contractual liability shall mean the benefits payable by the Company under the terms and conditions of the Covered Policy.

The total reinsurance benefit recovered by the Company from all reinsurers on a Covered Policy must not exceed the Company’s total contractual liability on the Covered Policy, less the Company’s retention on the Covered Policy.

7.	Misstatement of Age or Sex.

If the amount of insurance provided by the Covered Policies is increased or reduced because of a misstatement of age or sex of a life insured, the net liability of the Reinsurer shall be proportionally adjusted, as though such revised liability had been in effect on the date the reinsurance for such Covered Policy commenced under Article VI, Liability. Any difference in premium as a result of such change will be settled without interest.

8.	Expenses.

The Reinsurer shall pay its share of the expenses that are connected to the Company’s investigation of any claim incurred on Covered Policies. Subject to Section 9 of this Article VII, claims investigation expenses do not include expenses incurred by the Company as a result of a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits. The Reinsurer will not be required to reimburse the Company for routine claim and administration expenses.

Expenses which are excluded from this provision are salaries for officers or employees, or other routine office expense of the Company; also excluded are expenses incurred in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits that the Company admits are payable.

In the event that the Reinsurer agrees to participate in the Company’s decision to contest, compromise, rescind or litigate a claim on a Covered Policy, the Reinsurer agrees to reimburse the Company for any reasonable legal, investigative and like expenses that the Company may incur in seeking to contest, compromise, rescind or litigate the claim. Such reimbursement shall be in the proportion that the Reinsurer’s net liability for such Covered Policy bears to the sum of the net liability of the Company and all reinsurers for such Covered Policy, as of the date of death, in the event of a contest, compromise, rescission or litigation of a claim. The Reinsurer shall also pay its share of the claim itself, if applicable.

9.	Extra Contractual Damages.

In no event shall the Reinsurer participate in Punitive Damages, Compensatory Damages, or Bad Faith Damages that are awarded against the Company as a result of an act, omission or course or conduct committed solely by the Company in connection with the Covered Policies.

The Reinsurer shall, however, pay its share of Statutory Penalties awarded against the Company in connection with insurance reinsured under this Agreement if the Reinsurer elected to join in the contest of the coverage in question.

The parties recognize that circumstances may arise in which equity would require the Reinsurer, to the extent permitted by law, to share proportionally in certain damages. Such circumstances are difficult to define in advance, but generally would be those situations in which the Reinsurer was an active party or consented to the act, omission or course or conduct of the Company, which results in the assessment of Punitive Damages, Compensatory Damages, or Bad Faith Damages. In such situations, the Company and the Reinsurer shall share such damages so assessed, in equitable proportions.

ARTICLE VIII

DISPUTE RESOLUTION

1.	Arbitration.

The Company and the Reinsurer shall attempt in good faith to negotiate a mutually-acceptable solution to any controversy, dispute or claim arising out of or relating to this Agreement, or the breach thereof. Where the Company and the Reinsurer fail to reach a mutually acceptable solution within thirty (30) days, then either the Company or the Reinsurer may request that the controversy, dispute or claim be settled by binding arbitration. The parties shall instruct the arbitrators to interpret this Agreement as an honorable engagement and the arbitrators will not be obligated to follow strict rules of law or evidence. The parties shall instruct the arbitrators to regard this Agreement from the standpoint of practical business and are empowered to determine as to the interpretation of the treaty obligation. The parties intend that the arbitrators will make their decision with a view to effecting the intent of the Agreement.

To initiate arbitration, either the Company or the Reinsurer (the “Notifying Party”) may notify the other (the “Non-Notifying Party”) in writing of its desire to arbitrate, stating the nature of its dispute and remedy sought. The Non-Notifying Party shall respond to the notification in writing within fifteen (15) days.

Within sixty (60) days of the date on which the Notifying Party gives notice to the Non-Notifying Party of its desire to arbitrate, the Company and the Reinsurer shall each appoint one arbitrator. If either party refuses or neglects to appoint an arbitrator within the sixty (60) day period, the party that has appointed its arbitrator may appoint the second arbitrator. The parties shall cause these two arbitrators to select a third arbitrator within two (2) weeks of the date on which the last of the two such arbitrators was appointed.

If the two arbitrators do not agree on the choice of the third arbitrator, then the Company and the Reinsurer shall each name four candidates to serve as arbitrator. Beginning with the Non-Notifying Party, each party shall eliminate one candidate from the eight listed until one candidate remains. If this candidate declines to serve as the arbitrator, the candidate last eliminated will be approached to serve. This process shall be repeated until a candidate has agreed to serve as the third arbitrator.

All three arbitrators must be present or former officers of life insurance companies or life reinsurance companies, excluding however, officers of the Company or the Reinsurer, their affiliates or subsidiaries or past employees, officers or directors of the Company or the Reinsurer or their respective affiliates. The place of meeting of the arbitrators shall be decided by a majority vote of the arbitrators. The written decision of a majority of the arbitrators shall be final and binding on both parties and their respective successors and assigns. If an arbitrator, subsequent to his or her appointment, is unwilling or unable to act, a new arbitrator shall be appointed to replace him or her by the procedure set forth above. All cost of the arbitration and expenses and fees of the arbitrators shall be borne equally by the parties, unless otherwise ordered by the arbitrators.

The parties shall instruct the arbitrators to render a decision within two (2) months of the appointment of the third arbitrator, unless both parties agree otherwise. In the event no decision is rendered within four (4) months, new arbitrators shall be selected using the procedures set forth above.

Except as provided for herein, the arbitration shall be conducted pursuant to the rules and procedures of the American Arbitration Association.

Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

It is specifically the intent of both parties that these arbitration provisions shall replace and be in lieu of any statutory arbitration provision, if the law so permits.

If more than one reinsurer is involved in arbitration where there are common questions of law or fact and a possibility of conflicting awards or inconsistent results, all such reinsurers may consolidate and act as one party for purposes of arbitration and communications shall be made by the Company to each of the reinsurers constituting the one party; provided, however, that nothing therein shall impair the rights of such reinsurers to assert several, rather than joint defenses or claims, nor be construed as changing the liability of the reinsurers under the terms of this Agreement from several to joint.

ARTICLE IX

FINANCIAL IMPAIRMENT AND INSOLVENCY

1.	Financial Impairment of Reinsurer.

For the purpose of this Agreement, the “Financial Impairment” of the Reinsurer shall be deemed to have occurred when:

(a)	It is declared insolvent or impaired by the regulatory authority in the jurisdiction of the Reinsurer, or

(b)	Its Total Adjusted Capital drops below 2.0 times its Authorized Control Level Risk Based Capital (where Total Adjusted Capital and Authorized Control Level Risk Based Capital have the definition given by the NAIC) if it is a U.S. domiciled reinsurer; or

(c)	It had not satisfied the minimum capital and surplus requirement of its jurisdiction of domicile if it is not a U.S. domiciled reinsurer.

In the event of the Financial Impairment of the Reinsurer, the Company may, at its option, immediately cancel this Agreement for new business by promptly providing the Reinsurer, its rehabilitator, conservator, supervisor, receiver, liquidator or statutory successor with written notice of the cancellation. Any requirement for a notification period prior to the cancellation of the Agreement would not apply under such circumstances.

2.	Insolvency.

For the purpose of this Agreement, the “Insolvency” of the Company or the Reinsurer shall be deemed to have occurred when it:

(a)	Applies for or consents to the appointment of a rehabilitator, conservator, supervisor, receiver, liquidator or statutory successor of its properties or assets; or

(b)	Makes an assignment for the benefit of its creditors; or

(c)	Is adjudicated as bankrupt or insolvent; or

(d)	Files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors or takes advantage of any bankruptcy, dissolution, liquidation, or similar law or statute; or

(e)	Becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the domicile of the Company, or the Reinsurer, as the case may be.

In the event of the Insolvency of the Reinsurer or the Company, any amounts owed by the Company to the Reinsurer and by the Reinsurer to the Company, under this Agreement, shall be set-off and only the balance shall be paid.

The Reinsurer shall be liable only for the amounts reinsured with the Reinsurer and shall not be or become liable for any amounts or reserves to be held by the Company on the Covered Policies.

In the event of the Insolvency of the Company, the reinsurance obligations under this Agreement shall be payable by the Reinsurer directly to the Company, its rehabilitator, conservator, supervisor, receiver, liquidator, or statutory successor, immediately upon demand, without diminution because of the Insolvency of the Company.

It is understood, however, that in the event of such Insolvency, the rehabilitator, conservator, supervisor, receiver, liquidator or statutory successor of the Company shall give written notice of the pendency of a claim against the Company on the policy reinsured within a reasonable time after such claim is filed in the insolvency proceedings, and that during the pendency of such claim, the Reinsurer may investigate such claims and interpose, at its own expense, in the proceedings where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its rehabilitator, conservator, supervisor, receiver, liquidator or statutory successor.

ARTICLE IX (Cont’d)

It is further understood that the expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the Company as part of the expense of conservation or liquidation to the extent of a proportionate share of the benefit, which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are involved in the same claim and a majority in interest elects to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of the reinsurance Agreement as though the Company had incurred such expense.

ARTICLE X

TAXES & EXPENSES

1.	DAC Tax.

The Company and the Reinsurer agree to the DAC Tax Election pursuant to Section 1.848-2(g) (8) of the Income Tax Regulation under Section 848 of the Internal Revenue Code of 1986, as amended, whereby:

(a)	the party with net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1); and

(b)	both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency.

The term “net consideration” will refer to net consideration as defined in Regulation Section 1.848-2(f).

The method and timing of the exchange of this information is set out in Exhibit G.

This DAC Tax Election shall be effective for all years for which this Agreement remains in effect.

The Company and the Reinsurer represent and warrant that they are subject to U.S. taxation under either the provisions of subchapter L of Chapter 1 or the provisions of subpart F of subchapter N of Chapter 1 of the Internal Revenue Code of 1986, as amended.

2.	The Reinsurer’s Taxes and Expenses.

Apart from any taxes, refunds, and expenses specifically referred to elsewhere in this Agreement, the Reinsurer shall pay no allowances, taxes, or proportion of any expense to the Company in respect of any cession.

ARTICLE XI

GENERAL PROVISIONS

1.	Administration.

The Company and the Reinsurer understand that the Company shall administer the Covered Policies and shall perform all Company accounting for such policies. The Company may delegate any of its administrative functions related to the Covered Policies to an affiliate of the Company or any non-affiliate third party provider. The standards of service in such event will be no less than in all material respects those of the Company then in place at the time of such delegation.

2.	Amendments.

This Agreement may be amended only by written agreement of the parties. Any change or modification to this Agreement will be null and void unless made by amendment to this Agreement and signed by duly authorized representatives of both parties.

3.	Assignment.

Neither party may assign any of its rights nor delegate its obligations under this Agreement, nor may either sell or assumption reinsure the Covered Policies without the prior written consent of the other party, such consent not to be unreasonably withheld, conditioned or delayed. Consent shall not be withheld if the proposed assignment, sale or assumption reinsurance does not have a material adverse effect on the risks transferred or the expected economic results to the party requested to consent. This provision shall not prohibit the Reinsurer from retroceding the risks under the Covered Policies on an indemnity basis, and it shall not prohibit the Company from reinsuring all or a portion of the amount it has retained on a life under this Agreement to its affiliate(s), without the consent of or notification to the other party.

4.	Benefit.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except as otherwise provided.

5.	Compliance.

This Agreement applies only to the issuance of insurance by the Company or, as allowed in Article IV (Changes to Business Reinsured), its affiliate companies, in a jurisdiction in which the issuing company is properly licensed.

The Company and the Reinsurer represent that, to the best of their knowledge, they are in compliance with all Applicable Laws applicable to the Covered Policies. In the event that a party is found by a governmental authority to be in non-compliance with any such law or regulation, this Agreement will remain in effect and such non-compliant party shall seek to remedy the non-compliance and shall indemnify the other party to the extent of any direct loss suffered as a result of the non-compliance.

6.	Conditions.

The reinsurance hereunder is subject in all respects to the same express contractual risks, terms, conditions, interpretations, waivers, modifications, limitations, alterations, and cancellations as provided under the Covered Policies, except as otherwise expressly provided in this Agreement.

7.	Confidentiality.

(a)	Personal Information/Proprietary Information. The term “Personal Information” includes, but is not limited to, any customer financial, medical and personal information furnished to a party or its representatives by the other party about proposed, current, and former policyowners, insureds, applicants, and beneficiaries in connection with the administration of insurance products issued by the Company. “Proprietary Information” includes, but is not limited to, business plans, trade secrets, mortality and lapse studies, underwriting manuals, and guidelines, applications and contract forms, the terms and conditions of this Agreement and any other business information furnished by one party to the other party or its representatives in connection with this Agreement.

ARTICLE XI (Cont’d)

(b)	Protection of Personal Information/Proprietary Information. Each party shall keep and shall cause its representatives to keep Personal Information and Proprietary Information furnished by the other party strictly confidential, shall take prudent measures to assure the safeguarding and safekeeping of such information, and shall not use such information for any other purpose except to perform the party’s duties under this Agreement or as may be required by Applicable Laws, or otherwise permitted by Applicable Laws regulating privacy of information. A party’s disclosure to third parties shall only be done if the third parties have agreed in writing to be bound by a confidentiality agreement that includes wording similar to the wording in this Section. Such a confidentiality agreement does not apply to disclosures required by Applicable Laws.

The parties shall provide security for the Personal Information and Proprietary Information each receives from the other in a manner reasonably sufficient to prevent a breach of the confidentiality required by this Agreement. The parties agree to, and will, transmit Personal Information to the other party on an encrypted basis using encryption methods and software genealy accepted and customarily used in the insurance industry. The parties agree that the security provided for the Confidential Information shall be consistent with and no less than the level of security provided by a party to its own confidential, proprietary and sensitive information. A party shall immediately inform the other party in writing of any breach of the provisions of this Article, and shall cooperate with the non-breaching party and be responsible for any remedial actions or fines/penalties incurred by the non-breaching party arising from such breach. The breaching party agrees to cooperate with any security assessment initiated by the non-breaching party with respect to the handling and safekeeping of Personal Information and Proprietary Information by a party hereunder.

(c)	Other Information. Both parties shall comply with all Applicable Laws and protect and hold all nonpublic information provided to the other in conjunction with this Agreement in strict confidence and to take reasonable steps necessary to protect the nonpublic information from unauthorized or inadvertent disclosure. It is understood and the parties agree that subject to all Applicable Laws, the receiving party will not be prohibited from disclosing such nonpublic information as might be necessary for purposes of fulfilling its obligations under this Agreement, further retrocession of the risks under the Covered Policies, during the course of external audits, or as required by Applicable Law.

(d)	Public Information. This Section is not applicable to the extent that (i) the Personal Information or Proprietary Information becomes generally available to the public other than as a result of any disclosure by the Reinsurer or its representatives or in violation of any Applicable Law, (ii) the Personal Information or Proprietary Information was available to the Reinsurer or its representatives on a non-confidential basis that was not in contravention of any Applicable Law prior to its disclosure to the Reinsurer by the Company or by a customer of the Company, (iii) the disclosure of Personal Information or Proprietary Information is required by court order or Applicable Laws, provided that a party shall give the other party reasonable advance notice of any subpoena or discovery request in order that such other party has an opportunity, at its own expense, to take appropriate legal or protective action, or (iv) the Company gives its prior written consent to the disclosure.

8.	Construction.

This Agreement shall be construed and administered in accordance with the laws of the State of New York and the rights and obligations of this Agreement shall, at all times, be regulated under the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

9.	Counterparts.

This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The Company and the Reinsurer agree that transmission of copies of original signatures via electronic means, either by facsimile or as a “scanned” document attached to electronic mail, shall constitute valid execution of this Agreement.

ARTICLE XI (Cont’d)

10.	Duration of Agreement.

This Agreement is effective as of the date the last required signature is affixed, with coverage beginning on the Effective Date, and is unlimited as to its duration. It may be terminated for new reinsurance by either party giving at least ninety (90) days’ notice to that effect to the other party. During the period of such ninety (90) days the Reinsurer shall continue to accept new reinsurance under the terms of this Agreement. This notification period would be waived in the event the Reinsurer is financially impaired or insolvent as set out in Article IX. Further, the Reinsurer remains liable for all cessions existing at the date of the expiration set forth in the notice until their natural expiration, unless the parties mutually decide otherwise or as specified otherwise in this Agreement.

11.	Entire Agreement.

This Agreement represents the entire agreement between the Company and the Reinsurer with respect to the Covered Policies and supersedes all prior representations, warranties, negotiations, discussions, writings, agreements, understandings, term sheets and letters of intent between them with respect thereto. There are no understandings between the parties with respect to the Covered Policies other than as expressed in this Agreement.

12.	Good Faith.

The Company and the Reinsurer agree that all matters with respect to this Agreement require the utmost good faith of both parties. The Reinsurer and the Company shall have the right, at any reasonable time, to inspect, audit and photocopy, at the other’s offices all records, books and documents relating to the reinsurance under this Agreement, which the Company and the Reinsurer shall make fully available immediately upon demand of the Reinsurer or the Company.

13.	Lead Pool Reinsurer.

Details on the Lead Pool Reinsurer are set forth on Exhibit I.

14.	Licenses and Reserve Credit.

At all times during the term of this Agreement, the Reinsurer shall hold and maintain all licenses and authorizations required under Applicable Law and otherwise take all action that may be necessary (i) so that the Company may receive Reserve Credit, and (ii) to perform its obligations hereunder.

15.	Notices.

All notices, letters, payments or other communications to the respective parties shall be in writing and faxed, couriered, mailed or sent by electronic mail, addressed as follows:

If to the Company:	If to the Reinsurer:

John Hancock Life Insurance Company (U.S.A.) 601 Congress Street Boston, MA 02210 Attn: General Counsel	Hannover Life Reassurance Company of America 200 South Orange Avenue, Suite 1900 Orlando, FL 32801 Attn: General Counsel

16.	OFAC.

Each party represents that it is, and shall use best efforts to continue to be, in compliance with all laws, regulations, judicial and administrative orders applicable to the Covered Policies, as they pertain to the sanctions laws administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), as such laws may be amended from time to time (collectively “OFAC Laws”). Neither the Company nor the Reinsurer shall be required to take any action under this Agreement that would result in it being in violation of OFAC Laws, including, but not limited to, making any payments in violation of OFAC Laws. Should either party discover or otherwise become aware that a reinsurance transaction has been entered into or a payment has been made in violation of the law, the party who first becomes aware of the violation of OFAC Laws shall notify the other party and the parties shall cooperate in order to take all necessary corrective actions.

ARTICLE XI (Cont’d)

17.	Offset.

The Company and the Reinsurer will have the right to offset undisputed balances whether on account of premiums, allowances (if applicable), claims, or any other amount(s) due from one party to the other with respect to this Agreement, and only the balance will be allowed or paid.

18.	Oversights.

If either party fails to comply with any of the terms of this Agreement and it is shown that the failure was unintentional or the result of a misunderstanding or an administrative oversight on the part of either party, this Agreement will remain in effect. If the failure to comply changes the operation or effect of the Agreement, both parties will be put back to the positions they would have occupied if the failure to comply had not occurred. If it is not possible to restore each party to the position it would have occupied but for the error, the parties will endeavor in good faith to promptly resolve the situation in a manner that is fair and reasonable, and most closely approximates the intent of the parties as evidenced by this Agreement.

19.	Parties to Agreement.

This is an Agreement solely between the Company and the Reinsurer. The acceptance of reinsurance hereunder shall not create any right or legal relation between the Reinsurer and the insured, beneficiary, or any other party to any policy of the Company, which may be reinsured hereunder.

20.	References.

All references to “days” shall be deemed to mean calendar days. All references to “Business Days” shall be deemed to mean to days on which banks are generally open to conduct business in the State of New York.

21.	Representations and Warranties.

Each party represents and warrants to the other party that:

(a)	It is solvent on a statutory basis in all states in which it does business or is licensed, and

(b)	Its Total Adjusted Capital is at least equal to 2.0 times its Authorized Control Level Risk Based Capital if it is a U.S. domiciled party; or

(c)	It had satisfied the minimum capital and surplus requirement of its jurisdiction of domicile if it is not a U.S. domiciled party.

Each party agrees to promptly notify the other if it subsequently becomes insolvent or financially impaired, as described in Article IX (Financial Impairment and Insolvency), and in the manner described in Exhibit F.

Each party acknowledges that the other party has entered into this Agreement in reliance upon their representations and warranties. The Company affirms that it has and will continue to disclose all matters material to this Agreement and each cession. Examples of such matters are material changes in underwriting or issue practices or philosophy, underwriting management personnel, or the Company’s ownership or control.

22.	Severability.

In the event that any of the provisions of this Agreement contained shall be invalid or unenforceable, such declaration or adjudication shall in no manner affect or impair the validity or the enforceability of the other and remaining provisions of this Agreement and such other and remaining provisions shall remain in full force and effect as though such invalid or unenforceable provisions or clauses had not been included or made a part of this Agreement.

ARTICLE XI (Cont’d)

23.	Survival.

The following provisions will survive the termination of this Agreement: Article I, Section 1 (Definitions), Article VIII (Dispute Resolution), Article XI, Section 2 (Amendments), Article XI, Section 3 (Assignment), Article XI, Section 4 (Benefit), Article XI, Section 7 (Confidentiality), Article XI, Section 8 (Construction), Article XI, Section 11 (Entire Agreement), Article XI, Section 12 (Good Faith), Article XI, Section 15 (Notices), Article XI, Section 18 (Oversights), Article XI, Section 19 (Parties to Agreement), Article XI, Section 20 (References), Article XI, Section 22 (Severability), Article XI, Section 24 (Waiver).

24.	Waiver.

Neither the Company nor the Reinsurer will be deemed to have waived the exercise of any rights that it holds under this Agreement unless such waiver is made in writing. No waiver made with respect to any instance involving the exercise of any such rights will be deemed to be a waiver with respect to any other instance involving the exercise of the right or with respect to any other such right. Failure by either party to exercise any of its rights, powers or remedies hereunder or its delay to do so shall not constitute a waiver of those rights, powers or remedies. The single or partial exercise of a right, power or remedy shall not prevent its subsequent exercise or the exercise of any other right, power or remedy.

25.	Foreign Account Tax Compliance Act.

The Company and the Reinsurer each represents that it is in compliance with all laws and requirements applicable to it and to the business reinsured under this Agreement, as they pertain to the Foreign Account Tax Compliance Act (“FATCA”) as codified by the U.S. Internal Revenue Code. On or before the Effective Date of this Agreement, the Company and the Reinsurer will each provide to the other Party, if it has not already done so, any documentation (or verification thereof) required to meet the requirements set forth in FATCA.

If the Company or the Reinsurer fails to provide the other Party with the required FATCA documentation in a timely manner, the Party that has not received the documentation will have the right to withhold from the Party that has failed to provide such documentation, any amount necessary, in order to be in compliance with FATCA.

Signed for and on behalf of the Company:

John Hancock Life Insurance Company of New York
a New York Corporation

On:	4-1-2015	On:	4-1-2015

By:	/s/ Zahir Bhanji	By:	/s/ Anthony Teta

Title:	VP & Actuary	Title:	SVP, CFO John Hancock Life Ins.

Signed for and on behalf of the Reinsurer:

Hannover Life Reassurance Company of America
of Orlando, Florida

On:	3-31-2015	On:	3-31-2015

By:	/s/ Steve Habegger	By:	/s/ Joan Paulter

Title:	VP	Title:	VP

EXHIBIT A

PLANS, RIDERS, AND BENEFITS REINSURED

The Coverage Date(s) outlined in the table below are the dates when coverage under the Agreement, begins for policies issued on the respective plans.

All “Life” riders and supplementary benefits, with the exception of the Estate Protection Rider, shall be reinsured in accordance with the underlying policy as described in Exhibit B, unless stated otherwise. Additional riders or benefits will require approval of the Reinsurer.

Acronym	U/W Class	Plan Name	Plan Launch Date(s)	Reinsurance Effective Date(s)	Plan Close Date
STERM	4	Survivorship Term	January 1999
SVL07	5	Survivorship Variable Universal Life 2007	July 16, 2007
CVL09	6	Corporate Variable Universal Life 2009	September 22, 2008
AUL09	6	Accumulation Universal Life 2009	January 12, 2009
PRL11	6	Premier Life 2011	October 3, 2011
IUL11	6	Indexed UL 2011	October 3, 2011
PVL12	6	Protection Variable Universal Life 2012	April 30, 2012
PIL13	6	Protection Indexed UL 2013	January 28, 2013
PUL13	6	Protection UL 2013	May 20, 2013
PSU13	6	Protection Survivorship UL 2013	May 20, 2013
SIU13	6	Protection Survivorship Indexed UL 2013	July 22, 2013
AIUL14	6	Accumulation Indexed UL 2014	January 27, 2014
AVL14	6	Accumulation Variable UL 2014	April 28, 2014
PUL15	6	Protection UL 2015	April 1, 2015

EXHIBIT A-I

THE COMPANY’S UNDERWRITING FORMS,

EVIDENCE, AND ISSUE RULES

The following information and items are to be provided to the Reinsurer upon request:

1.	Application for Life Insurance Package and Medical Exam Form

2.	Temporary Insurance Agreement

3.	Reinstatement Rules

4.	Routine Underwriting Requirements

5.	Super Preferred / Preferred / Standard Plus Criteria.

TEMPORARY INSURANCE AGREEMENT

The Reinsurer’s liability shall not exceed the Reinsurer’s proportionate share of the amount stated in the Company’s Temporary Insurance Agreement (TIA). However, it is understood that the Reinsurer agrees to accept its proportionate share of the Company’s portion under the TIA, if the Company has no available retention.

The Company’s maximum TIA liability is $1,000,000 for single life policies and $5,000,000 for survivorship policies.

Locked in Insurability:

Once a TIA is completed and provided all the conditions are met, changes in insurability that post-date the TIA, while it is in effect, will be ignored for the lesser of the face amount or $1,000,000 for single life policies and $5,000,000 for survivorship policies. The Reinsurer will assume a proportionate share of the amount under a policy issued pursuant to this feature.

EXHIBIT B

GENERAL PROVISIONS

1.	BACKDATING: Under limited circumstances and upon the request of the policyowner, the Company may backdate a Covered Policy by assigning a policy date earlier than the date the application is signed. However, in no event will a Covered Policy be backdated earlier than the earliest date allowed by state law, which is generally three (3) months to one year prior to the date of application for the policy. Premiums will be paid for the period the policy date is backdated.

2.	RESIDENCY REQUIREMENTS FOR DOMESTIC LIMITS: The individual insured under a Covered Policy must be a U.S. resident at the time of application. An insured that resides for more than six (6) months per year in the United States, Puerto Rico, Guam and the U.S. Virgin Islands will be considered a U.S. resident. Residents of Canada are also covered. An insured who resides in Canada for more than six (6) months per year will be considered a resident of Canada.

3.	RESIDENCY REQUIREMENTS FOR FOREIGN RESIDENTS LIMITS: U.S. citizens residing outside the U.S. for more than six (6) months per year or citizens and residents of foreign countries excluding Puerto Rico, Guam, the U.S. Virgin Islands and Canada, shall be covered under this Agreement provided that

i.	The residence is in the Company’s A and B Country List, outlined below; and

ii.	The policies are solicited and issued in the U.S. only

The Company shall identify foreign business on its monthly Billing Reports to the Reinsurer.

Any resident in a country listed on the U.S. State Department warning list advising against all travel at the time of underwriting is excluded. (www.travel.state.gov/travel/warnings_current.html)

A and B Country List:

A List Countries

Andorra, Australia, Austria, Barbados, Belgium, Bermuda, British Virgin Islands, Cayman Islands, Cyprus, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong , Hungary, Iceland, Ireland, Israel, Italy, Japan, Liechtenstein, Luxembourg, Macau, Malta, Monaco, Netherlands, New Zealand, Norway, Poland, Portugal, Qatar, San Marino, Singapore, Slovak Republic (Slovakia), Slovenia, South Korea, Spain, Sweden, Switzerland, Taiwan, United Arab Emirates, United Kingdom

B List Countries

Anguilla, Antigua & Barbuda, Argentina, Bahamas, Bosnia and Herzegovina, Brazil, Brunei, Bulgaria, Canary Islands, Chile, China (see list of eligible cities below) Costa Rica, Croatia, Dominica, Estonia, French Polynesia, Guadeloupe, Kuwait, Latvia, Lithuania, Macedonia, Malaysia, Martinique, Mauritius, Mexico, Montenegro, Oman, Panama, Romania, Seychelles, Turks and Caicos, Uruguay

Cities in China that qualify as country class B.

Beijing, Changzhou, Chaozhou, Chengdu, Chongqing, Dalian, Dongguan, Foshan, Fuzhou, Guangzhou, Hangzhou, Harbin, Huizhou, Jiangmen, Jinan, Nanjing, Nantong, Ningbo, Qingdao, Qingyuan, Quanzhou, Shanghai, Shantou, Shenyang, Shenzhen, Shijiazhuang, Suzhou, Tianjin, Wenzhou, Wuxi, Xiamen, Yancheng, Yantai, Zhaoqing, Zhongshan, Zhoushan, Zhuhai.

Note:	Policies for residents of countries other than those listed above may be submitted to the Reinsurer on a facultative basis.

EXHIBIT B

4.	CURRENCY: All cessions under this Agreement shall be affected in United States Dollars. Reinsurance premiums and liabilities shall be expressed and payable in that currency.

5.	REINSURANCE COVERAGE:

The Company will [*] first dollar quota share of each policy up to the Retention Limits specified in Exhibit E. It is understood that if the Company or the Company’s affiliates has retention on existing insurance, the Company may retain less than [*] of a policy reinsured under this Agreement, in order to avoid exceeding the Company’s Retention Limits.

For policies on lives that qualify for Automatic Reinsurance Coverage, [*] first-dollar quota share of the policy’s net amount at risk, up to the Reinsurer’s Automatic Acceptance Limits specified in Exhibit E-I will be reinsured with the Reinsurer. It is understood that once the Company is fully retained, according to its Retention Limits specified in Exhibit E, a maximum of [*] of the policy’s net amount at risk up to the Reinsurer’s Automatic Acceptance Limits specified in Exhibit E-I will be reinsured with the Reinsurer.

6.	REINSURANCE BASIS AND PREMIUM CALCULATION: Coverage under this Agreement is on a YRT basis on the reinsured net amount at risk. The premiums are calculated by multiplying the net amount at risk by the appropriate premiums rates described in Exhibits C and D.

7.	RATE CRITERIA: The rates (and instructions) set out in Exhibits C and D shall be used for automatic and facultative reinsurance of any policy covered by this Agreement.

8.	PREMIUM MODE: Reinsurance premiums will be paid monthly in advance. The monthly YRT rate will equal the annual YRT rate outlined in Exhibits C and D divided by twelve (12).

9.	AGE BASIS: Nearest at policy date

10.	ISSUE AGES: Issue ages are based on age nearest at policy date and vary by plan as follows:

a.	Super Preferred Non-Smoker: 20-80

b.	Standard Non-Smoker: 0 - 90

c.	All Other Classes: 20 – 90

Note: Issue Ages 86-90 for Automatic business are currently limited to survivorship policies where the younger life does not exceed age 85 and is insurable as per the automatic limits.

11.	PREMIUM TAX: There shall be no separate reimbursement of Premium Tax.

12.	POLICY FEE: There shall be no policy fee paid to the Reinsurer.

13.	RATE GUARANTEE:

A.	The YRT rates set out in this Agreement are fixed for the twelve month period following the policy date of any Covered Policy. Thereafter, and with respect to any rate increase pursuant to paragraphs B or C of this section, reinsurance rates may not exceed the U.S. statutory net valuation premium applicable to the Covered Policies, calculated using the appropriate guaranteed mortality table and interest assumption.

B.	Subject to paragraph A of this section, the Reinsurer may increase reinsurance premiums only to the extent required to address mortality deficiencies across its U.S. yearly renewable term business by providing written notice to the Company no less than ninety (90) days prior to the date that the increase is to be put into effect. Any increase will only be permitted in connection with a uniform increase in reinsurance premiums for the Reinsurer’s entire portfolio of in force term and permanent life reinsurance assumed having characteristics consistent with the risks reinsured under this Agreement, including but not limited to the following:

(a)	reinsurance became effective on new policies issued after 1/1/1997

EXHIBIT B

(b)	Reinsurer has the right to raise reinsurance premiums;

(c)	policies were reinsured under treaties with effective dates within the three (3) years prior to the effective date of this treaty;

(d)	policies were underwritten on a fully underwritten basis; and

(e)	policies have similar product features as those provided in the policies reinsured herein.

C.	The Company and the Reinsurer agree that the terms of this Agreement have been negotiated based on the mutual assumption that the Reinsurer will not be required to hold any amount of U.S. statutory deficiency reserves for business ceded under this Agreement, based on the assurances provided in paragraphs A and B of this section. Notwithstanding the foregoing, if for any reason the Reinsurer is required to establish or maintain any such deficiency reserve amounts by an insurance regulatory authority having jurisdiction over of the Reinsurer, upon the receipt of the Reinsurer’s written notice to the Company thereof, the Company may elect to hold such deficiency reserve amounts in respect of the portion of the Covered Policies ceded to the Reinsurer under this Agreement. If the Company declines to hold such amounts, then, subject to paragraph A of this section, the Reinsurer may increase reinsurance premiums to the level required in order to avoid the holding of such deficiency reserve amounts.

D.	At any time following an increase in reinsurance premiums pursuant to paragraphs B or C of this section, the Company shall have the right, at its option, to recapture all, but not less than all, of the Covered Policies on which reinsurance premiums have been increased, regardless of the policy date. The recapture settlement amount will be an amount equal to the portion of the unearned gross reinsurance premiums attributable to the recaptured business, all determined as of the effective date of the recapture. The Reinsurer will pay the recapture settlement amount required not later than forty-five (45) days following final determination of such amount.

14.	MINIMUM FINAL CESSION: Zero

15.	RATES APPLICABLE TO INCREASES: First year reinsurance premium rates shall apply to the amount of any contractual or non-contractual increase that is granted provided that the Company’s new business underwriting rules are applied to such increases.

For increases that results in a change in band, the reinsurance premium rates will be based on the rates of the new band, if applicable.

16.	RATES APPLICABLE TO DECREASES: For a decrease that results in a change in band, the reinsurance premium rates will be based on the rates of the original band, if applicable.

17.	YRT RATES FOR CONVERSIONS: Reinsurance premium rates for a policy arising from the conversion shall be the percentages outlined in Exhibit C and the rates set out in Exhibit D (YRT Rates) using the issue age and duration of the original policy.

18.	RECAPTURE IN FORCE PERIOD: [*]

19.	NET AMOUNTS AT RISK:

The “Net Amount at Risk” is defined as the Death Benefit (as defined in the Covered Policy) payable less the Policy Value (as defined in the Covered Policy), if any.

EXHIBIT B

20.	POST ISSUE INCREASES

Post-issue increases that are subject to new underwriting evidence will be treated as new business and reinsured as such under this Agreement. Both the existing reinsured amount and the increase would continue to be reinsured under the original reinsurance treaty (even if closed to new business).

If the increase is not subject to new underwriting evidence, the reinsurer will automatically accept this increase if:

1.	The increase is scheduled and known at issue; or

2.	The maximum increase has been capped at issue; and

3.	The total amount of reinsurance, including the reinsurance required on the increase, doesn’t exceed the reinsurer’s automatic capacity.

In such cases, the automatic and jumbo limits, as well as the routine and financial underwriting, will be based on the ultimate death benefit amount and the reinsurance rates applied to the increase will be point-in-scale based on the original risk class and issue age of the policy, reflecting the current duration.

Should the increase be attributable to maintain the eligibility of a policy as life insurance under the Internal Revenue Code rules then in effect, the preceding underwriting requirements will not apply. Reinsurance rates applied to the increase will be point-in-scale based on the original risk class and issue age of the policy, reflecting the current duration.

21.	MATURITY EXTENSION FEATURE:

For Single Life products: Reinsurance premiums will stop after attained age [*]. The Reinsurer will continue to provide reinsurance coverage for attained ages [*] as long as the policy remains in force.

For Survivorship products: Reinsurance premiums will continue through attained age [*] of the younger insured. The Reinsurer will continue to provide reinsurance coverage for attained ages [*] of the younger insured as long as the policy remains in force.

22.	ACCELERATED DEATH BENEFIT PROGRAM: The Reinsurer shall not be required to participate in any payments of the Company’s Accelerated Death Benefit. Upon the death of the insured, the Reinsurer will pay its proportionate share of the reinsured net amount at risk, including any amounts previously accelerated calculated at the date of death.

23.	WAIVER OF PREMIUM AND LONG TERM CARE: Rider benefits are not reinsured however, they can be elected on policies ceded under the Agreement.

24.	FOREIGN TRAVEL UNDERWRITING: The Reinsurer acknowledges that the Company is required to conform to state law requirements governing consideration of past and/or future lawful travel in its underwriting policies and procedures, and the Reinsurer will not decline business ceded to the automatic reinsurance pool under this Agreement that has been underwritten in conformity with these requirements.

25.	RETURN OF PREMIUM (ROP): This rider provides an additional death benefit equal to a return of premiums paid into the policy. The Reinsurer will participate in this rider to the extent that it affects the ceded Net Amount at Risk (NAR) of the policy. Policies with ROP will be assessed the same reinsurance premium rate as policies without ROP.

26.	SUPPLEMENTAL FACE AMOUNT (SFA)/ ADDITIONAL FACE AMOUNT (AFA): This rider provides an additional death benefit that is either level or increasing over time. Scheduled increases are underwritten at issue and unscheduled increases are underwritten at the time they are applied for. The Reinsurer will participate in this rider to the extent that it affects the ceded Net Amount at Risk (NAR) of the policy. Policies with SFA/ AFA will be assessed the same reinsurance premium rate as policies without SFA/ AFA.

EXHIBIT B

27.	CASH VALUE ENHANCEMENT/ ENHANCED SURRENDER VALUE (CVE/ ESV): These riders provide for higher cash surrender values during the initial period of the product. The Reinsurer will participate in these riders to the extent that they affect the ceded Net Amount at Risk (NAR) of the policy. Policies with CVE/ESV will be assessed the same reinsurance premium rate as policies without CVE/ESV.

28.	POLICY SPLIT OPTION RIDER: This rider is available on Survivorship plans and provides the ability to split the policy into two single life plans. There are no reinsurance premiums for the rider. If the rider is exercised, the Reinsurer will participate in the resulting single life policies. Reinsurance premiums for the new policies will be single life premiums and will be assessed at point-in-scale, based on the gender, risk class, and age of each insured under the new plans.

29.	NO LAPSE GUARANTEE RIDERS AND BENEFITS (NLG): These riders/benefits provide an extended no-lapse guarantee period of the underlying policy. The Reinsurer will participate in this rider to the extent that it affects the ceded Net Amount at Risk (NAR) of the policy, but the Reinsurer will not reinsure the underlying guarantee.

30.	CHANGE OF LIFE INSURED: This rider provides the ability to change the life insured under the policy without surrender/re-issue. The new insured must be fully underwritten. If the rider is exercised, the Reinsurer will continue to participate in the policy with reinsurance premiums based on the gender, risk class, and age of the new insured. There are no reinsurance premiums for the rider/benefit.

31.	HEALTHY ENGAGEMENT RIDER (HER): This rider provides the opportunity to earn policy value credits based on the status level of the life insured. The achievement of a status level is dependent upon the life insured meeting certain status qualification requirements each year that are designed to promote healthy living. The Reinsurer will participate in this rider through modification of the reinsurance premium rates as outlined in Exhibit C.

EXHIBIT C

INSTRUCTIONS FOR ADMINISTRATION -YRT PREMIUM RATES

All Covered Policies shall be reinsured on a Super Preferred Non-Smoker / Preferred Non-Smoker / Standard Plus Non-Smoker / Standard Non- Smoker / Preferred Smoker / Standard Smoker basis. The Company shall indicate to the Reinsurer the underwriting classification of all Covered Policies reinsured hereunder. The reinsurance premium rates will be applied to the reinsured net amount at risk and paid by the Company to the Reinsurer.

1.	SINGLE LIFE RATES:

In all cases the first year reinsurance premium rate is [*].

For all Covered Policies, the reinsurance single life premium rates shall be calculated using the [*], outlined in Exhibit D, multiplied by the following percentages:

RATES APPLICABLE TO ALL COVERED PRODUCTS EXCEPT UL-G

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	used in calculating the substandard NS reinsurance premium rates.
[*]	used in calculating the substandard Smoker reinsurance premium rates.

EXHIBIT C

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	used in calculating the substandard NS reinsurance premium rates.
[*]	used in calculating the substandard Smoker reinsurance premium rates.

EXHIBIT C

Durations[*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Maximum issue age for Super Preferred Nonsmoker is [*], issue ages [*] must be submitted facultatively.
[*]	used in calculating the substandard NS reinsurance premium rates.
[*]	used in calculating the substandard Smoker reinsurance premium rates.

EXHIBIT C

RATES APPLICABLE TO UL-G

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	used in calculating the substandard NS reinsurance premium rates.
[*]	used in calculating the substandard Smoker reinsurance premium rates.

EXHIBIT C

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	used in calculating the substandard NS reinsurance premium rates.
[*]	used in calculating the substandard Smoker reinsurance premium rates.

EXHIBIT C

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Maximum issue age for Super Preferred Nonsmoker is [*], issue ages [*] must be submitted facultatively.
[*}	used in calculating the substandard NS reinsurance premium rates.
[*]	used in calculating the substandard Smoker reinsurance premium rates.

EXHIBIT C

2.	SUBSTANDARD POLICIES

A.	Multiple Extras – Non Interest Sensitive Products:

For substandard risks issued at table ratings for the Company’s non-interest sensitive products reinsured hereunder, multiply the reinsurance premium rates, developed in Section 1 above, by the appropriate mortality factor outlined in the table below to determine the substandard reinsurance premium rate:

Percentage Rating	Table Rating	Percentage Rating	Table Rating
100%	00	325%	09
125%	01	350%	10
150%	02	375%	11
175%	03	400%	12
200%	04	425%	13
225%	05	450%	14
250%	06	475%	15
275%	07	500%	16
300%	08

Note: On survivorship policies where one life is uninsurable, the uninsurable risk will be assigned a rating up-to and including 5000% based on estimated life expectancy.

B.	Multiple Extras –Interest Sensitive Products:

For substandard risks issued at table ratings for the Company’s interest sensitive products reinsured hereunder, the [*] outlined in Exhibit D, apply. The appropriate percentage outlined in the table under section 2 is used to determine YRTrateunrated, and then the rates are increased by twenty-five percent (25%) for each table of substandard mortality to adjust for multiple table extras using the following formula:

YRTraterated = 1000 x { min[1-(1-YRTrateunrated /1000)multiple rating , 1] }

the multiple rating is expressed as a decimal, i.e., if it is a 250% rating, then 2.5 is used.

C.	Flat Extras:

On all cessions, the Reinsurer’s proportionate share of any extra premiums payable on account of additional mortality risk shall be payable to the Reinsurer.

D.	Allowances on Flat Extras:

Permanent Flat Extras or Temporary Flat Extras:

[*] of the flat extras per $1,000 are added to the appropriate single life reinsurance premium rate or if applicable, to the appropriate single life substandard reinsurance premium rate (i.e., net of the [*] reinsurance allowance for temporary flat extras).

For survivorship policies, the flat extras, whether temporary or permanent, are applied before the Frasierization process.

EXHIBIT C

3.	SURVIVORSHIP LIFE

a.	The single life reinsurance premium rates should be calculated as described in Sections 1 and 2, but using the applicable joint life pricing factor shown in the table below rather than the factors described in Section 1.

b.	The two single life reinsurance premium rates are then “blended” using the Frasierization calculation.

c.	Take the larger of [*] or the reinsurance premium rate developed in (a) and (b) above.

d.	In all cases, the 1st year reinsurance premium rate is zero.

RATES APPLICABLE TO ALL COVERED PRODUCTS EXCEPT SUL-G

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	used in calculating the substandard NS reinsurance premium rates.
[*]	used in calculating the substandard Smoker reinsurance premium rates.

EXHIBIT C

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	used in calculating the substandard NS reinsurance premium rates.
[*]	used in calculating the substandard Smoker reinsurance premium rates.

EXHIBIT C

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Maximum issue age for Super Preferred Nonsmoker is [*], issue ages [*] must be submitted facultatively.
[*]	used in calculating the substandard NS reinsurance premium rates.
[*]	used in calculating the substandard Smoker reinsurance premium rates.

EXHIBIT C

RATES APPLICABLE TO SUL-G

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	used in calculating the substandard NS reinsurance premium rates.
[*]	used in calculating the substandard Smoker reinsurance premium rates.

EXHIBIT C

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	used in calculating the substandard NS reinsurance premium rates.
[*]	used in calculating the substandard Smoker reinsurance premium rates.

EXHIBIT C

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Plus Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Maximum issue age for Super Preferred Nonsmoker is [*], issue ages [*] must be submitted facultatively.

RATES APPLICABLE TO SVL07 – 5 CLASSES

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	used in calculating the substandard NS reinsurance premium rates.
[*]	used in calculating the substandard Smoker reinsurance premium rates.

EXHIBIT C

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Durations 25-30

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	used in calculating the substandard NS reinsurance premium rates.
[*]	used in calculating the substandard Smoker reinsurance premium rates.

EXHIBIT C

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Super Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Super Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Maximum issue age for Super Preferred Nonsmoker is [*], issue ages [*] must be submitted facultatively.

RATES APPLICABLE TO STERM – 4 CLASSES

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	used in calculating the substandard NS reinsurance premium rates.
[*]	used in calculating the substandard Smoker reinsurance premium rates.

EXHIBIT C

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Durations [*]

Risk Class	Gender	Duration	Issue Age 0-19	20-29	30-39	40-49	50-59	60-69	70-79	80-90*
Preferred Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Nonsmoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Preferred Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	F	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Standard Smoker	M	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	used in calculating the substandard NS reinsurance premium rates.
[*]	used in calculating the substandard Smoker reinsurance premium rates.

EXHIBIT C

CONVERSION RATES APPLICABLE TO POLICIES CONVERTING FROM STERM – 4 CLASSES

(STERM is the only covered product that allows for conversions)

For conversions occurring in year 1, the first year reinsurance premium rate is zero.

Percentages for policies converting in durations 1-6

Underwriting Class	Rate as a function of the [*]
Preferred Nonsmoker	[*]
Standard Nonsmoker	[*]
Preferred Smoker	[*]
Standard Smoker	[*]

Percentages for policies converting in durations 7+

Underwriting Class	Rate as a function of the [*]
Preferred Nonsmoker	[*]
Standard Nonsmoker	[*]
Preferred Smoker	[*]
Standard Smoker	[*]

[*]	used in calculating the substandard NS reinsurance premium rates.
[*]	used in calculating the substandard Smoker reinsurance premium rates.

EXHIBIT C

4.	RATE TABLES – ADJUSTMENT FOR HEALTHY ENGAGEMENT RIDER:

The following discounts would apply to all policies which include the Healthy Engagement Rider. The discounts vary by risk class and duration, as well as the specific insurance benefit status (Bronze/Silver/Gold/Platinum) of the policy for the year the reinsurance premium is being paid. The reduction to the YRT premium equals:YRT premium * (Healthy Engagement discount / multiple rating) where the YRT Premium has been calculated as described in this Exhibit, and where the multiple rating is expressed as a decimal, i.e., if it is a 250% rating, then 2.5 is used.

After the life insured has attained age [*], the Healthy Engagement discount rate applicable at attained age [*] will decrease linearly each year for the next [*] years so that no Healthy Engagement discount to the YRT premium will be applied for attained ages [*].

If the attained age of the life insured is not yet [*] by policy duration [*], the Healthy Engagement discount rate applicable at policy duration [*] will decrease linearly each year beginning in policy duration [*], for the number of years remaining until attained age [*], so that no Healthy Engagement discount to the YRT premium will be applied for attained ages [*].

EXHIBIT C

	Super Preferred Non Smoker			Preferred Non Smoker			Standard Plus Non Smoker			Standard Non Smoker			Preferred Smoker			Standard Smoker
Dur	Bronze	Silver	Gold & Platinum	Bronze	Silver	Gold & Platinum	Bronze	Silver	Gold & Platinum	Bronze	Silver	Gold & Platinum	Bronze	Silver	Gold & Platinum	Bronze	Silver	Gold & Platinum
1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
3	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
4	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
6	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
8	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
9	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
10	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
11	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
12	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
13	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
14	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
15	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
16	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
17	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
18	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
19	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
20	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
21	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
22	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
23	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
24	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
25	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
26	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
27	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
28	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
29	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
30	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

EXHIBIT D

YRT REINSURANCE RATES

EXHIBIT E

RETENTION LIMITS

SINGLE LIFE RETENTION LIMITS*:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9- Tbl. 16 (325%-500%)
0 – 70	$30,000,000	$30,000,000	$10,000,000	$5,000,000
71 – 75	$25,000,000	$25,000,000	$10,000,000	$5,000,000
76 – 80	$20,000,000	$20,000,000	$10,000,000	$5,000,000
81 – 85	$10,000,000	$10,000,000	$2,000,000	$0
86 – 90	$7,500,000	$2,000,000	$0	$0

*	For Canadian residents and Survivorship products, see Notes Applicable to Retention Limits, in this Exhibit E.

If a policy is issued on an aviation risk with an aviation exclusion rider, the above retention limits apply.

SINGLE LIFE RETENTION LIMITS FOR AVIATION RISKS WITHOUT AN AVIATION EXCLUSION RIDER:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9- Tbl. 16 (325%-500%)
18 – 70	$15,000,000	$15,000,000	Uninsurable	Uninsurable
71 – 75	$12,500,000	$12,500,000	Uninsurable	Uninsurable
76 – 80	$10,000,000	$10,000,000	Uninsurable	Uninsurable

FOREIGN BUSINESS RETENTION LIMITS:

Country Category	Underwriting Classes	Issue Ages 20 - 75
Category A and B	Super Pref. – 200%	$20,000,000

Exceptions:

Retention for Singapore is $10,000,000

Retention for Hong Kong and Macau is $15,000,000

Retention for Japan is $10,000,000

Retention for China is $17,000,000

The list of Category A and B Countries can be found under Exhibit B.3 (Residency Requirements for Foreign Residents Limits).

RETENTION LIMITS FOR ATHLETES:

ISSUE AGE	Super Pref. / Pref. / Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9 - Tbl. 16 (325%-500%)
18 – 80	$10,000,000	$10,000,000	$10,000,000	$5,000,000

EXHIBIT E

SURVIVORSHIP RETENTION LIMITS (Grid numbers is $M)

Other Life
AGE &	0-70	0-70	0-70	71-75	71-75	71-75	76-80	76-80	76-80	81-85	81-85	81-85	86-90	86-90	86-90	86-90
RATING	STD-T4	T5-T8	T9-T16	STD-T4	T5-T8	T9-T16	STD-T4	T5-T8	T9-T16	STD-T4	T5-T8	T9-T16	STD	T1-T4	T5-T8	T9-T16
0-70 STD-T4	$35	$30	$30	$35	$30	$30	$35	$30	$30	$30	$30	$30	$30	$30	$30	$30
0-70 T5-T8	$30	$25	$15	$25	$20	$15	$25	$20	$15	$20	$12	$10	$17.5	$12	$10	$10
0-70 T9-T16	$30	$15	$10	$25	$15	$10	$25	$15	$10	$15	$7	$5	$12.5	$7	$5	$5
71-75 STD-T4	$35	$25	$25	$30	$25	$25	$30	$25	$25	$25	$25	$25	$25	$25	$25	$25
71-75 T5-T8	$30	$20	$15	$25	$25	$15	$25	$20	$15	$20	$12	$10	$17.5	$12	$10	$10
71-75 T9-T16	$30	$15	$10	$25	$15	$10	$25	$15	$10	$15	$7	$5	$12.5	$7	$5	$5
76-80 STD-T4	$35	$25	$25	$30	$25	$25	$25	$25	$25	$20	$20	$20	$20	$20	$20	$20
76-80 T5-T8	$30	$20	$15	$25	$20	$15	$25	$20	$15	$20	$12	$10	$17.5	$12	$10	$10
76-80 T9-T16	$30	$15	$10	$25	$15	$10	$25	$15	$10	$15	$7	$5	$12.5	$7	$5	$5
81-85 STD-T4	$30	$20	$15	$25	$20	$15	$20	$20	$15	$12.5	$10	$10	$10	$10	$10	$10
81-85 T5-T8	$30	$12	$7	$25	$12	$7	$20	$12	$7	$10	$4	$2	$9.5	$4	$2	$2
81-85 T9-T16	$30	$10	$5	$25	$10	$5	$20	$10	$5	$10	$2	$0	$7.5	$2	$0	$0
86-90 STD	$30	$17.5	$12.5	$25	$17.5	$12.5	$20	$17.5	$12.5	$10	$9.5	$7.5	$10	$9.5	$7.5	$7.5
86-90 T1-T4	$30	$12	$7	$25	$12	$7	$20	$12	$7	$10	$4	$2	$9.5	$0	$0	$0
86-90 T5-T8	$30	$10	$5	$25	$10	$5	$20	$10	$5	$10	$2	$0	$7.5	$0	$0	$0
86-90 T9-T16	$30	$10	$5	$25	$10	$5	$20	$10	$5	$10	$2	$0	$7.5	$0	$0	$0

STD means Standard or Better

EXHIBIT E

Notes applicable to Retention Limits:

•	For purposes of calculating the Company’s retention for purposes of Article II and Exhibit B, amounts held by the Company’s affiliate(s) on a life shall count towards the Company’s Retention Limit.

•	If the Company’s retention is reduced for discretionary reasons, the Automatic Reinsurance Pool Capacity will be reduced proportionately.

•	The Single Life and Survivorship Retention for residents of Canada are capped at $10,000,000 for the Company. The Automatic Reinsurance Pool Capacity will be reduced proportionately for any Canadian resident.

•	For Professional Athletes, players or coaches on a National Hockey League (NHL), National Football League (NFL), National Basketball Association (NBA) or Major League Baseball (MLB) team, the Retention Limit for Single Life and Survivorship is $10,000,000. There is a team cap of $55,000,000 per Team.

•	Athletes that are not part of the NHL, NFL, NBA, or MLB are eligible for full retention.

•	Entertainers are eligible for full retention.

•	For Survivorship products, if one life is uninsurable or exceeds the maximum mortality rating for the insured’s age, then the dollar retention is the single life retention that is available for the other healthy life.

•	Aviation for survivorship products is reduced by 50% of the retention show in the grid above; maximum Issue Age 80, rating 200%.

EXHIBIT E-I

AUTOMATIC REINSURANCE POOL CAPACITY

The following chart outlines the automatic pool capacity only. The Company’s retention is not included in these amounts. The following limits for the Automatic Reinsurance Pool Capacity apply to policies within the Jumbo Limit. If the Automatic Reinsurance Pool Capacity is exceeded, the Company can submit the whole risk to reinsurers on a Facultative basis, retain any amounts in excess of the Automatic Reinsurance Pool Capacity, or reinsure any such excess amounts under other automatic reinsurance agreements between the Company and its reinsurers.

Single Life / Survivorship Products*:

For Regular Business:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9- Tbl. 16 (325% - 500%)
0 – 70	$36,000,000	$36,000,000	$15,000,000	$7,500,000
71 – 75	$36,000,000	$33,600,000	$15,000,000	$7,500,000
76 – 80	$30,000,000	$30,000,000	$15,000,000	$7,500,000
81 – 85	$15,000,000	$15,000,000	$0	$0
86 – 90	$0	$0	$0	$0

*	Automatic Pool Capacity for residents of Canada will be adjusted proportionately to the reduced Retention on the policy, as indicated in the Notes in Exhibit E.

If a policy is issued on an aviation risk with an aviation exclusion rider, the above Automatic Reinsurance Pool Capacity limits apply.

For Aviation Risks without an Aviation Exclusion Rider:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)
0 – 70	$18,000,000	$18,000,000
71 – 75	$18,000,000	$16,800,000
76 – 80	$15,000,000	$15,000,000
81 – 85	Uninsurable	Uninsurable
86 – 90	Uninsurable	Uninsurable

For Foreign Business:

ISSUE AGE	Super Pref. – Tbl. 4 (200%)
20 – 75	$15,000,000

The following limits apply to Professional Athletes, which are team players and coaches for the NHL, NFL, NBA or MLB.

For Professional Athletes:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9- Tbl. 16 (325% - 500%)
0 – 80	$15,000,000	$15,000,000	$15,000,000	$7,500,000

EXHIBIT E-I

Notes applicable to Automatic Reinsurance Pool Capacity:

•	For Professional Athletes:

•	The Jumbo Limit for these individuals is $65,000,000 to age 80.

•	Athletes that are not part of the NHL, NFL, NBA or MLB are eligible for full automatic capacity for regular business.

•	For survivorship products:

•	The automatic limits are based on the life with the higher available capacity.

•	The second life can be up to age 90 if the first life is age 85 or younger and insurable.

•	If the Aviation risk is rated Table 5 or higher, this life will be deemed uninsurable and the Automatic Reinsurance Pool Capacity will be based on the other (i.e. “better”) life.

EXHIBIT E-II

THE REINSURER’S AUTOMATIC ACCEPTANCE LIMITS

For purposes of this Agreement, the applicable “Automatic Acceptance Limits” are as follows:

Single Life / Survivorship Products*:

For Regular Business:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9 – Tbl. 16 (325% - 500%)
0 – 70	$12,000,000	$12,000,000	$5,000,000	$2,500,000
71 – 75	$12,000,000	$11,200,000	$5,000,000	$2,500,000
76 – 80	$10,000,000	$10,000,000	$5,000,000	$2,500,000
81 – 85	$5,000,000	$5,000,000	$0	$0
86 – 90	$0	$0	$0	$0

*	Reinsurer’s Automatic Acceptance Limits for residents of Canada will be adjusted proportionately to the reduced Retention on the policy. as indicated in the Notes in Exhibit E.

If a policy is issued on an aviation risk with an aviation exclusion rider, the above Automatic Acceptance limits apply.

For Aviation Risks without an Aviation Exclusion Rider:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)
0 – 70	$6,000,000	$6,000,000
71 – 75	$6,000,000	$5,600,000
76 – 80	$5,000,000	$5,000,000

For Foreign Business:

ISSUE AGE	Super Pref. – Tbl. 4(200%)
20 – 75	$5,000,000

The following Automatic Acceptance Limits apply to Professional Athletes, team players and coaches on a NHL, NFL, NBA or MLB Team.

For Professional Athletes:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9- Tbl. 16 (325% - 500%)
0 – 80	$5,000,000	$5,000,000	$5,000,000	$2,500,000

Notes applicable to Reinsurer’s Automatic Acceptance Limit:

•	For Professional Athletes:

•	The Jumbo Limit for these individuals is $65,000,000 to age 80.

•	Athletes that are not part of the NHL, NFL, NBA or MLB are eligible for full automatic capacity for regular business.

•	For survivorship products:

•	The automatic limits are based on the life with the higher available capacity.

•	The second life can be up to age 90 if the first life is age 85 or younger and is insurable.

•	If the Aviation risk is rated Table 5 or worse, this life will be deemed uninsurable and the Automatic Reinsurance Pool Capacity will be based on the other (i.e. “better”) life.

EXHIBIT E-III

JUMBO LIMIT

For purposes of this Agreement, the applicable “Jumbo Limit” is as follows:

For Regular Domestic Business:

ISSUE AGE	Super Pref. – Tbl. 4	Tbl. 5 – Tbl. 16 (225% - 500%)
0 – 80	$65,000,000	$65,000,000
81 – 85*	$50,000,000	Nil

*	Note: On Survivorship products, the older insured may be up to issue age 90 if the better life is 85 or younger.

For Foreign Business

ISSUE AGE	Super Pref. –Tbl. 4
20 – 75	$40,000,000

The total amount of insurance shall not exceed the Jumbo Limit outlined in the above table. For the purposes of this Agreement, the total amount of insurance on an individual life shall equal the sum of i. and ii. outlined below:

i.	The total amount of insurance in force and pending formal applications with the Company, including ultimate amounts for increasing policies with the Company scheduled at the time the policy is issued, and

ii.	The total amount of insurance known by the Company to be in force and pending with formal applications with all other companies.

Any amounts of insurance to be replaced, where a fully executed assignment form transferring the ownership to the Company has been received, will not be included in the calculation of the total amount of insurance.

Formal applications are any direct life insurance companies’ fully completed applications for life insurance signed by all applicable parties, dated and witnessed.

Notwithstanding the preceding, in the event that the Company issues a Covered Policy that causes the Jumbo Limit to be exceeded 1) either unintentionally or as a result of all or a portion of the amount tendered for replacement not being cancelled or terminated for any reason, 2) as a result of a portion of any replaced policy being subsequently reinstated, or 3) if a previously unknown amount of inforce insurance with another company becomes known; and the Company inadvertently cedes the Covered Policy to the Reinsurer automatically under this Agreement (the “Jumbo Break”), the Reinsurer agrees to provide coverage on the Covered Policy up to its Normal Capacity not to exceed its Available Retention on that life where:

Normal Capacity is defined as the Reinsurer’s usual apportioned share of the risk under this Agreement

Available Retention is defined as the sum of A – B + C, where:

A = The Reinsurer’s maximum dollar retention limit as it was set at the time of the Ceding Company’s policy issue

B = Any amount already retained on that life by the Reinsurer

C = Any additional capacity acquired through the Reinsurer’s good faith effort with its retrocessionaires (if applicable) to provide additional coverage for the policy

In the event of a Jumbo Break, the Reinsurer will allocate its available capacity on a first-come-first-served basis determined by the effective date of coverage. Any intentional or grossly negligent violations of the Jumbo Limit shall not apply under the terms of this paragraph.

EXHIBIT F

REINSURANCE REPORTS

DATA NOTIFICATION: The Company shall send to the Reinsurer reports, in substantial compliance with the Society of Actuaries Guidelines, at the times indicated below:

Report	Frequency	Due Date

Billing Statement (by Treaty, totals by Reinsurer )	Monthly	10 days after month end

Reinsurance Policy Exhibit (Summary of movement during the past period)	Monthly / Quarterly/Annually	10 days after period due

Reinsurance Listing In Force Report	Quarterly	10 days after quarter end

Net Amount at Risk & Premiums	Quarterly	10 days after quarter end

Total Reserves (when required) (Summary)	Quarterly	17 days after quarter end

Initial Notice of Claim	Monthly	Monthly

Statement of Claims Incurred (New Claims for the Month)	Monthly	10 days after month end

Statement of Reinsured Claims Collected (Claims Netted off the Current Statement)	Monthly	10 days after month end

Increasing Risk – Ultimate Death Benefit Report	Monthly	10 days after month end

EXHIBIT F

REPORTING INFORMATION

INFORMATION ON RISKS REINSURED

i.	Type of Transaction
ii.	Effective Date of Transaction
iii.	Automatic/Facultative Indicator
iv.	Policy Number
v.	Full Name of Insured
vi.	Date of Birth
vii.	Sex
viii.	Risk Class
ix.	Smoking Status
x.	Policy Plan Code
xi.	Insured’s State of Residence
xii.	Issue Age
xiii.	Issue Date
xiv.	Duration from Original Policy Date
xv.	Face Amount Issued
xvi.	Reinsured Amount (current Net Amount at Risk)
xvii.	Death Benefit Option (for Flexible Premium type plans)
xviii.	ADB Amount (if applicable)
xix.	Substandard Rating
xx.	Flat Extra Amount Per Thousand
xxi.	Duration of Flat Extra
xxii.	Previous Policies (if applicable)
xxiii.	Premiums

EXHIBIT F

NOTIFICATION OF ACCEPTANCE OF FACULTATIVE OFFER: The Company shall advise the Reinsurer of its acceptance of the Reinsurer’s underwriting decision pertaining to facultative business by sending written notice to the Reinsurer. The full details of the facultative new business shall be outlined on the Company’s Policy Detail Report.

THE REINSURER’S RATINGS: As requested by the Company, the Reinsurer shall supply the most recent credit rating reports on the Reinsurer issued by Standard & Poor’s and A.M. Best Company. These credit reports done by the credit agency should include sections that indicate the assigned rating for the Reinsurer, the rationale for the rating, the outlook for the Reinsurer and a business and financial profile.

RESERVES:

The Reinsurer shall establish and assume liability for all statutory reserves in proportion to its share of the liability. The Reinsurer shall hold reserves in accordance with the NAIC Valuation of Life Insurance Policies Model Regulation as adopted at the Effective Date of this Agreement.

Quarter End Reserves: The Company shall advise the Reinsurer within seventeen (17) Business Days of the end of each quarter, of the amount of reserves calculated on the reinsurance in force under this Agreement, as of the end of the preceding quarter. Any estimated figures provided should be confirmed by actual reserve figures.

Year End Reserves: By February 15th of each year, the Company’s valuation actuary shall certify the amount of reserves calculated on the reinsurance in force under this Agreement as of December 31st of the preceding year.

YRT Deficiency Reserves: If deficiency reserves are required to be held by the Company on any reinsured policy, the entire amount of any such reserve will be established and held by the Company.

EXHIBIT G

DAC TAX ELECTION

Method of Exchanging Information

The Reinsurer and the Company agree to the DAC Tax Election and accordingly will exchange information in the following manner:

1.	The Company will submit a Schedule to the Reinsurer by May 1st, of each year, of its calculation of the net consideration (as referred to in Article X) for the preceding calendar year.

2.	The Reinsurer, in turn, will complete the Schedule by indicating acceptance of the Company’s calculations of the net consideration or by noting any discrepancies. The Reinsurer will return the completed Schedule to the Company by June 1st, of each year.

3.	If there are any discrepancies between the Company’s and the Reinsurer’s calculation of the net consideration, the parties will act in good faith to resolve the discrepancies by July 1st, of each year.

EXHIBIT H

UNDERWRITING REQUIREMENTS FOR AUTOMATIC REINSURANCE

All amounts ceded to the Reinsurer must be underwritten in substantial compliance with the Company’s normal underwriting practices and criteria. The maximum table rating that can be ceded on an automatic basis will be Table 16 for individual policies. For survivorship, the better life must be Table 16 or better. The costs of any exception to these requirements will be borne by the Company. For any underwriting exception, the Company will pay the Reinsurer the true underwriting class reinsurance premium.

Any proposed material changes to the Company’s super preferred, preferred and standard plus underwriting criteria, age and amount requirements or internal super preferred, preferred and standard plus guidelines shall be submitted to the Reinsurer for written approval prior to implementation. If the Reinsurer does not respond within thirty days, the Reinsurer shall be deemed to have accepted such modification.

EXHIBIT I

LEAD REINSURER

Responsibility of the Lead Reinsurer

The Lead Reinsurer for underwriting purposes is RGA Reinsurance Company.

The Company may contact the Lead Reinsurer verbally or in writing on a case that otherwise falls within the automatic binding parameters when a second opinion of a medical, non-medical or financial nature is desired. The Company shall recommend a rating or course of action, and request that the Lead Reinsurer concur with that recommendation, thereby binding all pool members.

In addition to making a decision to bind all pool members, the Lead Reinsurer may alternatively agree to accept their pool share only, recommend an alternate decision that would be acceptable to the pool, or recommend that the case be submitted facultatively to all pool members.

With respect to the Lead Reinsurer’s ability to bind the other pool members, cases outside of the limits outlined below will be handled on a facultative basis as set forth in this Agreement.

Maximum Issue Age: 80

Maximum Issued Face Amount: $25,000,000

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH AN ASTERISK [*] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

YEARLY RENEWABLE TERM

REINSURANCE AGREEMENT

between

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

a New York Corporation

and

RGA REINSURANCE COMPANY

of Chesterfield, Missouri

Effective Date of Agreement: April 1, 2015

John Hancock’s Reinsurance Agreement No: GA94C19

Reinsurer Agreement No: 14535-00-00

ARTICLE I DEFINITIONS		1

1.	DEFINITIONS.	1

ARTICLE II REINSURANCE; REQUIREMENTS FOR REINSURANCE COVERAGE AND CESSIONS		3

1.	REINSURANCE.	3
2.	AUTOMATIC REINSURANCE COVERAGE AND CESSIONS.	3
3.	FACULTATIVE REINSURANCE COVERAGE AND CESSIONS.	3
4.	DATA NOTIFICATION.	4

ARTICLE III STATEMENT OF ACCOUNT		5

1.	PREMIUM AND CLAIMS ACCOUNTING.	5
2.	NON-PAYMENT OF PREMIUMS.	5
3.	UNEARNED PREMIUM.	6

ARTICLE IV CHANGES TO BUSINESS REINSURED		7

1.	CONVERSIONS.	7
2.	CONVERSIONS WITH INCREASES.	7
3.	POLICY CHANGES.	7
4.	PLAN CHANGES.	7
5.	INCREASE IN AMOUNT AND UNDERWRITING RECLASSIFICATION	8
6.	REDUCTIONS.	8
7.	SPECIAL CHANGES.	8
8.	LAPSES.	8
9.	RESCISSIONS.	9
10.	REINSTATEMENTS.	9
11.	MINIMUM FINAL CESSION.	9
12.	RETENTION LIMIT CHANGES.	9

ARTICLE V RECAPTURE		10

1.	RECAPTURE TRIGGERING EVENTS.	10
2.	FINANCIAL IMPAIRMENT, INSOLVENCY, FAILURE TO PAY, RESERVE CREDIT.	10
3.	INCREASE IN REINSURANCE PREMIUM.	11
4.	INCREASE IN RETENTION.	11
5.	SUCCESSORS.	12

ARTICLE VI LIABILITY		13

1.	AUTOMATIC REINSURANCE.	13
2.	FACULTATIVE REINSURANCE.	13
3.	DURATION.	13
4.	TEMPORARY INSURANCE AGREEMENT.	13

ARTICLE VII CLAIMS		14

1.	CLAIMS DECISION.	14
2.	INITIAL NOTICE OF CLAIM.	14
3.	CLAIM PROOFS.	14
4.	CEDED CLAIM SETTLEMENTS.	14
5.	CONTESTED CLAIMS.	14

6.	CEDED BENEFITS PAYABLE.	15
7.	MISSTATEMENT OF AGE OR SEX.	15
8.	EXPENSES.	15
9.	EXTRA CONTRACTUAL DAMAGES.	15

ARTICLE VIII DISPUTE RESOLUTION		16

1.	ARBITRATION.	16

ARTICLE IX FINANCIAL IMPAIRMENT AND INSOLVENCY		18

1.	FINANCIAL IMPAIRMENT OF REINSURER.	18
2.	INSOLVENCY.	18

ARTICLE X TAXES & EXPENSES		20

1.	DAC TAX.	20
2.	THE REINSURER’S TAXES AND EXPENSES.	20
3.	THE FOREIGNACCOUNT TAX COMPLIANCE ACT (FATCA)	20

ARTICLE XI GENERAL PROVISIONS		21

1.	ADMINISTRATION.	21
2.	AMENDMENTS.	21
3.	ASSIGNMENT.	21
4.	BENEFIT.	21
5.	COMPLIANCE.	21
6.	CONDITIONS.	21
7.	CONFIDENTIALITY.	21
8.	CONSTRUCTION.	22
9.	COUNTERPARTS.	23
10.	DURATION OF AGREEMENT.	23
11.	ENTIRE AGREEMENT.	23
12.	GOOD FAITH.	23
13.	LEAD POOL REINSURER.	23
14.	LICENSES AND RESERVE CREDIT.	23
15.	NOTICES.	23
16.	OFAC.	24
17.	OFFSET.	24
18.	OVERSIGHTS.	24
19.	PARTIES TO AGREEMENT.	24
20.	REFERENCES.	24
21.	REPRESENTATIONS AND WARRANTIES.	24
22.	SEVERABILITY.	25
23.	SURVIVAL.	25
24.	WAIVER.	25

EXHIBIT A		27

PLANS, RIDERS, AND BENEFITS REINSURED		27

EXHIBIT A-I		28

THE COMPANY’S UNDERWRITING FORMS,		28
EVIDENCE, AND ISSUE RULES		28

EXHIBIT B		29

GENERAL PROVISIONS		29

EXHIBIT C	34

INSTRUCTIONS FOR ADMINISTRATION -YRT PREMIUM RATES	34

EXHIBIT D	41

YRT REINSURANCE RATES	41

EXHIBIT E	42

RETENTION LIMITS	42

EXHIBIT E-I	46

AUTOMATIC REINSURANCE POOL CAPACITY	46

EXHIBIT E-II	48

THE REINSURER’S AUTOMATIC ACCEPTANCE LIMITS	48

EXHIBIT E-III	50

JUMBO LIMIT	50

EXHIBIT F	52

REINSURANCE REPORTS	52

EXHIBIT G	55

DAC TAX ELECTION	55

EXHIBIT H	56

UNDERWRITING REQUIREMENTS FOR AUTOMATIC REINSURANCE	56

EXHIBIT I	57

LEAD REINSURER	57

YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

This Yearly Renewable Term Reinsurance Agreement (this “Agreement”) for reinsurance on an automatic and facultative basis is effective as of April 1, 2015 (the “Effective Date”) by and between John Hancock Life Insurance Company (U.S.A.) (the “Company”) and RGA Reinsurance Company (the “Reinsurer”).

ARTICLE I

DEFINITIONS

1.	Definitions.

The following terms have the definitions set forth below:

“Agreement” has the meaning assigned to such term in the introductory paragraph.

“Applicable Law” means any applicable law, statute, rule, ruling, determination, ordinance, regulation, or opinion of any governmental authority, administrative body or agency or court, domestic or foreign, or any decision, judgment, order, writ, injunction or decree of any such governmental authority, administrative body or agency or court.

“Automatic Acceptance Limit” has the meaning assigned to such term in Exhibit E-II.

“Automatic Reinsurance Pool Capacity” has the meaning assigned to such term in Exhibit E-I.

“Bad Faith Damages” means damages that may be compensated by Punitive Damages and that are awarded as a result of bad faith dealings.

“Company” has the meaning assigned to such term in the introductory paragraph.

“Compensatory Damages” means damages that are awarded to compensate for the actual damages sustained, and are not awarded as a penalty, nor fixed in amount by statute.

“Covered Policies” means the life insurance policies, supplementary benefits, riders and temporary insurance agreements issued on those plans listed on Exhibit A and any other life insurance policy, supplementary benefit, rider or temporary insurance agreement that is reinsured by the Reinsurer pursuant to the terms of this Agreement.

“Effective Date” has the meaning assigned to such term in the introductory paragraph.

“Financial Impairment” has the meaning assigned to such term in Article IX, Section 1.

“Insolvency” has the meaning assigned to such term in Article IX, Section 2.

“Jumbo Break” has the meaning assigned to such term in Exhibit E-III.

“Jumbo Limit” has the meaning assigned to such term in Exhibit E-III.

1

ARTICLE I (Cont’d)

“NAIC” means the National Association of Insurance Commissioners.

“Net Amount at Risk” has the meaning assigned to such term in Exhibit B.

“Non-Notifying Party” has the meaning assigned to such term in Article VIII, Section 1.

“Notifying Party” has the meaning assigned to such term in Article VIII, Section 1.

“OFAC” has the meaning assigned to such term in Article XI, Section 16.

“OFAC Laws” has the meaning assigned to such term in Article XI, Section 16.

“Personal Information” has the meaning assigned to such term in Article XI, Section 7.

“Proprietary Information” has the meaning assigned to such term in Article XI, Section 7.

“Punitive Damages” means damages that are awarded as a penalty, the amount of which is not fixed by statute.

“Recapture Triggering Event” has the meaning assigned to such term in Article V, Section 1.

“Reinsurer” has the meaning assigned to such term in the introductory paragraph.

“Reserve Credit” means full statutory financial statement credit for the reinsurance ceded to the Reinsurer under this Agreement or under any other reinsurance agreement in the Company’s NAIC Annual Statement Blank, in all statutory financial statements required to be filed with any governmental body charged with supervision of insurance companies in all United States jurisdictions in which the Company is licensed, authorized or accredited to transact business, and all consolidated financial statements required to be filed by the Company or its affiliates with any governmental body charged with supervision of insurance companies in Canada and its provinces.

“Retention Limits” has the meaning assigned to such term in Exhibit E.

“Statutory Penalties” means damages that are awarded as a penalty, the amount of which is fixed by statute.

2

ARTICLE II

REINSURANCE; REQUIREMENTS FOR REINSURANCE COVERAGE AND CESSIONS

1.	Reinsurance.

On or after the Effective Date, the Company shall cede to the Reinsurer a portion of the risk (as set forth in Exhibit B) for the Covered Policies, subject to the terms and conditions described in this Agreement. This Agreement is applicable only to reinsurance of Covered Policies directly written by the Company, except as set forth in Article IV (Changes to Business Reinsured). Any other life insurance policies acquired by the Company through merger of another life insurance company, reinsurance (whether by assumption or other reinsurance) or otherwise are not included as Covered Policies under the terms of this Agreement.

2.	Automatic Reinsurance Coverage and Cessions.

The Reinsurer shall automatically accept its share of the risks under the Covered Policies as described in the exhibits of this Agreement, provided that all of the following conditions are met at the time the Covered Policy is issued:

(a)	The Company retains its quota share in accordance with the limits set forth in Exhibit B;

(b)	The Company follows the Underwriting Requirements For Automatic Reinsurance set forth in Exhibit H;

(c)	The Jumbo Limit is not exceeded;

(d)	The ultimate amount to be reinsured with respect to an insured life under this Agreement in addition to the amount already reinsured with respect to such insured life, does not exceed the Reinsurer’s Automatic Acceptance Limits; and

(e)	The application is on a relevant insured life that has not been submitted on a facultative basis by the Company to the Reinsurer or any other reinsurer within the last three (3) years, unless the reason for such prior submission(s) on a facultative basis no longer applies.

For the purposes of this Agreement, “ultimate amount” will mean the projected maximum face amount at the time of underwriting, based on scheduled contractual increases, that may be anticipated based on reasonable assumptions made about the policy.

The Company shall report to the Reinsurer all automatic cessions in the periodic reports described in Exhibit F.

The Company shall send copies of the application, underwriting papers and other pertinent papers for an automatic cession on any insured life upon request from the Reinsurer.

3.	Facultative Reinsurance Coverage and Cessions.

If the Company receives an application that does not meet the criteria for Automatic Reinsurance Coverage, the Company may submit the application to the Reinsurer for facultative consideration. At the Company’s option, any risk may be submitted to the Reinsurer for facultative consideration.

The Company may apply for facultative reinsurance by sending to the Reinsurer copies of all pertinent papers, including the original application and any medical and non-medical evidence, and all other information that the Company may have relating to the insurability of the risk.

3

ARTICLE II (Cont’d)

After consideration of the facultative application and related information, the Reinsurer shall promptly inform the Company of its underwriting decision. If the Reinsurer makes an offer of reinsurance, the Company must accept the Reinsurer’s offer during the lifetime of the insured and within the lesser of: (i) the time period specified in the Reinsurer’s offer; or (ii) one hundred and twenty (120) days after the Company’s receipt of such offer. The Company shall accept the Reinsurer’s offer by: (i) written notification; or (ii) reporting such risk on the periodic reports it provides to the Reinsurer as described in Exhibit F.

If any application to the Reinsurer is not to be placed with the Reinsurer, the Company shall advise the Reinsurer of such event so that the Reinsurer can complete its records related thereto.

4.	Data Notification.

The Company shall provide the Reinsurer with the reports set forth in Exhibit F. The Company, upon reasonable request, shall provide the Reinsurer with any other information related to the Covered Policies and the reinsurance hereunder and which the Reinsurer reasonably requires in order to complete its financial statements.

4

ARTICLE III

STATEMENT OF ACCOUNT

1.	Premium and Claims Accounting.

The Company shall pay premiums to the Reinsurer for Covered Policies in accordance with the terms set out in Exhibits B, C and D and the payment of such premiums is, subject to Article III, Section 2, a condition precedent to coverage under this Agreement.

The Reinsurer agrees that the Company may, in the normal course of business, net claims from reinsurance premiums due as long as the Company is in compliance with this Article III and Article VII. For each accounting period, the Company shall send to the Reinsurer Billing Statements as set out in Exhibit F, showing all first year and renewal premiums that become due during that accounting period, including any adjustments made necessary by changes or corrections to reinsurance previously reported.

For all claims paid by the Company within the accounting period, the Company shall submit to the Reinsurer a Statement of Reinsured Claims Collected, as set forth in Exhibit F. This statement is an itemized listing of benefits including the ceded death benefit, plus the Reinsurer’s proportionate share of the interest and expenses paid by the Company, that have been netted off the Reinsurer’s monthly Billing Statement(s).

If the statement balance so calculated is due to the Reinsurer, the Company shall forward payment in settlement together with the statements. If the balance is due to the Company, the Reinsurer shall forward payment in settlement within thirty (30) days of receipt of the applicable statement.

For balances remaining unpaid longer than sixty (60) days after the delivery to the Reinsurer of the applicable statement, the Company reserves the right to charge interest on the outstanding balance. The outstanding balance will incur interest calculated from that date using the “3-month” U.S. Treasury Bill rate reported for the last working date of the calendar month preceding the applicable statement in the Wall Street Journal or, if the Wall Street Journal is no longer published, a comparable publication.

If the Company returns premiums to the policyholder of a Covered Policy for any reason other than surrenders provided under the contractual terms of the Covered Policy, the Reinsurer shall return its proportional share of the premiums (less allowances) it has received from the Company in respect of any Covered Policy for which premiums have been returned.

The Company reserves the right to net any balances hereunder that remain unpaid for more than thirty (30) days after delivery of each applicable statement from the next Billing Statement.

2.	Non-Payment of Premiums.

The Reinsurer may terminate its liability for any reinsurance on a Covered Policy for which the reinsurance premiums have not been paid within sixty (60) days after the Due Date set forth in Exhibit F, by giving thirty (30) days written notice of such action to the Company. The Reinsurer’s right to terminate under this paragraph shall cease if the Company pays the unpaid reinsurance premiums within such thirty (30) day notice period.

The Reinsurer reserves the right to charge interest on any balances remaining unpaid sixty (60) days after the Due Date and/or when premiums for newly issued Covered Policies remain unpaid after one hundred and twenty (120) days from the issue date of the Covered Policy. Interest incurred will be calculated using the “3-month” U.S. Treasury Bill rate reported for the last working date of the calendar month in the Wall Street Journal or, if the Wall Street Journal is no longer published, a comparable publication.

5

ARTICLE III (Cont’d)

The Reinsurer’s right to terminate reinsurance for non-payment of premium shall not prejudice its right to collect premiums for the period the reinsurance was in force.

During the period premiums are outstanding, the Reinsurer may offset the amount of any premiums in arrears against amounts owed to the Company hereunder.

The Company shall not force the Reinsurer to exercise its termination remedy under the provisions of this Section solely to either (i) avoid the recapture requirements hereunder or (ii) to transfer to another reinsurer the Covered Policies.

3.	Unearned Premium.

The Company shall take credit, without interest, for any unearned premiums, (net of commissions or allowances), arising due to reductions, terminations, lapses, cancellations or death claims, in its account.

6

ARTICLE IV

CHANGES TO BUSINESS REINSURED

Any reference to a converting policy shall pertain to the “STERM” plan, listed in Exhibit A or any other plan that provides for contractual conversion that may be reinsured under this Agreement in the future.

1.	Conversions.

In the event a Covered Policy is converted to another policy issued by the Company, the policy arising from the conversion shall be reinsured with the Reinsurer. If a policy on a plan listed in Exhibit A was originally issued by a U.S. affiliate of the Company and reinsured with the Reinsurer, and such policy is converted to a policy issued by the Company, the policy arising from the conversion shall be reinsured under the terms and conditions of this Agreement. The conversion premium rates outlined in Exhibits B.18 shall be applied to the converted policy on a point-in-scale basis. For off-anniversary conversions, duration shall be rounded to the nearest number based on the issue date of the original policy. If conversion occurs during the first six months of the original issued policy, the first year percentage of premiums for the converted policy will be 0%.

2.	Conversions with Increases.

(a)	Automatic Cessions. If the amount of the policy arising from the conversion is increased at the time of the conversion, the Reinsurer’s net amount at risk shall be increased proportionately, effective on the date of the conversion. The increased amount of the policy shall be subject to underwriting by the Company in accordance with Exhibit H, and the total amount reinsured shall not exceed the Jumbo Limits or the Automatic Limits set forth in Exhibits E-I, E-II and E-III. The increased risk amount will have a separate cession record and its own effective date. Reinsurance for the increased risk amount will be based on attained age and using the rates in Exhibit D.

(b)	Facultative Cessions. Any increase in amount shall be subject to the Reinsurer’s approval. Premium rates shall be applied to the converted policy on a point-in-scale basis.

3.	Policy Changes.

Changes to Covered Policies shall be made in accordance with the provisions of this Article. If any change affects the plan, the amount of reinsurance premiums, allowances or commissions, if applicable, under the cession, the Company shall inform the Reinsurer in the subsequent Reinsurance Listing In Force Report as set forth in Exhibit F.

4.	Plan Changes.

(a)	Automatic Cessions: Whenever the plan of insurance on any Covered Policy is being changed, including internal replacements, and the Company is not obtaining evidence in accordance with the Company’s new business underwriting rules, or as agreed otherwise by the Company and the Reinsurer, the reinsurance shall remain in effect with the Reinsurer on the following basis:

(i)	the reinsurance rates and the durations shall be based on those applicable to the original cession; and

(ii)	the reinsurance amount at risk shall be determined according to the terms of this Agreement but in no event shall be more than the original cession at the time of the change in plan; and

(iii)	the suicide and contestability period of the policy will be measured from the issue date of the original cession.

Whenever the plan of insurance on a Covered Policy is being changed, including internal replacements, and underwriting in accordance with the Company’s new business underwriting rules is required, the policy will be considered new business and will be reinsured under the current pool open to new business, using first year rates based on attained age. The suicide and contestability period of such a policy will be measured from the current issue date, except in jurisdictions that require otherwise.

7

ARTICLE IV (Cont’d)

Internal replacements, as described above, may occur between the Company and any of its affiliate companies and to plans not listed in Exhibit A.

(b)	Facultative Cessions. Any changes shall be subject to the Reinsurer’s approval only if the Company is obtaining evidence in accordance with the Company’s new business underwriting rules.

These practices regarding plan changes will apply unless mutually agreed otherwise by the Company and the Reinsurer.

5.	Increase in Amount and Underwriting Reclassification

(a)	Automatic Cessions. Any underwriting reclassification, (including any change in mortality rating), or non-contractual increase in amount at risk for any cession shall be subject to the Company’s underwriting rules or as agreed otherwise by the Company and the Reinsurer. The amount of the increase shall be subject to the terms of this Agreement.

If the amount of the policy will increase above the Jumbo Limit, or if the amount to be reinsured exceeds the Reinsurer’s Automatic Acceptance Limits, the increase shall be subject to the Reinsurer’s approval, which shall not be unreasonably withheld, conditioned or delayed.

(b)	Facultative Cessions. Any re-underwriting or non-contractual increase, including any change in mortality rating, shall be subject to the Reinsurer’s approval, which shall not be unreasonably withheld, conditioned or delayed.

6.	Reductions.

If the amount of insurance of a Covered Policy is reduced, then the reinsurance net amount at risk shall be reduced proportionately. The reduction shall be effective on the same date as the reduction under the Covered Policy

If the reinsurance for a Covered Policy has been placed with more than one reinsurer, the reduction shall be applied to all reinsurers in proportion to the amounts originally reinsured with each reinsurer.

If the insured has multiple policies, some which are reinsured, and a fully retained policy lapses or reduces, the Company will not make any changes to the Covered Policies.

7.	Special Changes.

If any other change of a type not covered above, which may materially affect the terms of the cession in question, is requested, the Reinsurer’s approval (which shall not be unreasonably withheld, conditioned or delayed) shall be obtained before such a change becomes effective.

8.	Lapses.

When a Covered Policy is terminated due to a lapse, the cession in question shall be cancelled effective as of the date of such lapse. If the Company allows extended or reduced paid-up insurance following a lapse, the reinsurance will be appropriately amended. If the Company allows the Covered Policy to remain in force under its automatic premium loan provisions, the reinsurance shall continue unchanged and in force as long as such provisions remain in effect, except as provided for otherwise in this Agreement.

If the Covered Policy continues in force without payment during any days of grace pending its termination, whether such continuance is as a result of a policy contractual provision or a practice of the Company, the reinsurance shall also continue without payment of premium and shall terminate on the same date as the Company’s risk terminates.

8

ARTICLE IV (Cont’d)

9.	Rescissions.

When an in-force Covered Policy is rescinded by the Company, the cession in question shall be voided from inception and the Reinsurer shall return the premiums it has received from the Company in respect of such policy. Should the Company be subsequently required to reinstate a Covered Policy that it rescinded, it is understood that the Reinsurer shall participate in the reinsurance of the reinstated Covered Policy under the terms and conditions described in this Agreement, and provided that there is no non-contractual increase to the Reinsurer’s share.

10.	Reinstatements.

If a Covered Policy reinsured on an automatic basis is reinstated in accordance with the terms of the Covered Policy or normal rules and practices of the Company, the Reinsurer shall reinstate the reinsurance automatically.

If the Company collects premiums in arrears from the policyholder of a reinstated Covered Policy, the Company shall pay the Reinsurer all corresponding reinsurance premiums in arrears in connection with the reinstatement.

The Reinsurer’s approval is required only for the reinstatement of a facultative policy when the Company’s regular reinstatement rules indicate that more evidence than a Statement of Good Health or Health Questionnaire is required.

11.	Minimum Final Cession.

Reinsurance under this Agreement shall be cancelled whenever the net amount at risk becomes less than the Minimum Final Cession amount set out in Exhibit B.

12.	Retention Limit Changes.

The Company’s Retention Limits are outlined in Exhibit E and the retention for the purposes of this Agreement is described in Exhibit B.5. The Company may change its Retention Limits on new business being issued at any time by giving prior written notice to the Reinsurer of the new Retention Limits and the effective date of the new Retention Limits schedule. Upon a change in the Retention Limits, the reinsurance under this Agreement shall be maintained in force without reduction except as otherwise specifically provided in this Agreement.

9

ARTICLE V

RECAPTURE

1.	Recapture Triggering Events.

Upon the occurrence of a Recapture Triggering Event, the Company shall have the right, but not the obligation, to recapture all or a portion of the reinsurance ceded under this Agreement with no recapture fee. Except as otherwise provided in this Article V, the Company shall recapture the elected portion of reinsurance ceded under this Agreement by providing the Reinsurer with written notice of its intent to effect recapture, and recapture of the relevant portion of reinsurance on the Covered Policies shall be effective on the tenth (10th) day following the day on which the Company has provided the Reinsurer with such notice. A “Recapture Triggering Event” means any of the following occurrences:

(a)	the Financial Impairment of the Reinsurer;

(b)	the Insolvency of the Reinsurer;

(c)	the Reinsurer’s failure to pay any material amount due to the Company under this Agreement and, in each case (i) such amount is not subject to a good faith dispute and (ii) such breach has not been cured within ninety (90) calendar days after written notice thereof from the Company;

(d)	any event that would cause the Company to not be permitted to receive Reserve Credit on any of its Statutory Financial Statements and that such event has not been remedied prior to the last calendar day of the calendar quarter in which such event occurs;

(e)	any increase by the Reinsurer of its reinsurance premiums on the Covered Policies, as set forth in Exhibit B.13; or

(f)	any increase in the Company’s retention on the Covered Policies, as set forth in Exhibit B.5.

2.	Financial Impairment, Insolvency, Failure to Pay, Reserve Credit.

If the Recapture Triggering Event is any of those described in provided in Article V, Sections 1(a) through (d) above, the Company may, at its option, recapture all or a portion of the reinsurance in force that was ceded to the Reinsurer under this Agreement, by providing the Reinsurer, its rehabilitator, conservator, supervisor, receiver, liquidator or statutory successor with written notice of its intent to recapture the reinsurance in force, regardless of the duration the reinsurance has been in force or the amount retained by the Company on the policies reinsured. The effective date of a recapture would be, at the Company’s sole discretion and as set forth in the notice of its intent to recapture, either (i) in the event of a Financial Impairment, the date on which the Financial Impairment was established, or (ii) the tenth (10th) day following the date of the notice by the Company to the Reinsurer of its intent to recapture. If the Company elects to recapture as a result of the Reinsurer’s Financial Impairment or Insolvency, then it shall recapture eligible business in accordance with the following rules:

(a)	The amount of reinsurance eligible for recapture is based on the reinsurance net amount at risk as of the date of recapture.

(b)	The Reinsurer shall not be liable, after the effective date of recapture, for any cessions or portions of such cessions eligible for recapture, which the Company has overlooked. The Reinsurer shall be liable only for a credit of the premiums received after the recapture date, less any commissions or allowances (if applicable) and without interest.

(c)	The Reinsurer shall be liable for its share of any claim incurred up to and including the date of recapture.

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ARTICLE V (Cont’d)

3.	Increase in Reinsurance Premium.

If the Recapture Triggering Event is an increase by the Reinsurer of its reinsurance premiums on the Covered Policies as provided in Article V, Section 1(e) above, then at any time during the twelve (12) month period following such an increase in reinsurance premiums as outlined above, the Company may, at its option, recapture all, but not less than all, of the Covered Policies on which reinsurance premiums have been so increased, regardless of the Covered Policy date.

4.	Increase in Retention.

If the Recapture Triggering Event is an increase in the Company’s retention on the Covered Policies as provided in Article V, Section 1(f) above, the Company shall give the Reinsurer ninety (90) calendar days written notice prior to the effective date of the recapture. The Company may apply the new retention to existing reinsurance and reduce the reinsurance in force, in accordance with the following rules:

(a)	The portion of the business recaptured has satisfied the minimum in-force period requirements outlined in Exhibit B.18.

(b)	Recapture may be made if the Company retained its quota share in accordance with Exhibit B.5 for the plan, age and mortality rating at the time the Covered Policy was issued. Any class of fully reinsured business or any classes of risks for which the Company established special retention limits less than those set forth in this Agreement at the time the Covered Policy was issued are not eligible for reduction.

(c)	Such reductions shall be made on the next policy anniversary of each cession affected from the effective date of recapture set forth in the recapture notice from the Company to the Reinsurer or, reductions may be made according to a “one-time” effective date of recapture if agreed to by the Reinsurer.

(d)	Recapture will be in the form of an increase in the Company’s retained quota share and a decrease in the quota share percentage ceded to the pool. This decrease will apply to all such in force business reinsured under this Agreement provided the requirements set forth in paragraphs 4. (a) and (b) above are satisfied.

(e)	For a conversion policy, the duration for the recapture period will be measured from the policy date of the original Covered Policy.

(f)	Recapture as provided herein shall be optional with the Company, but if any reinsurance is recaptured, all reinsurance eligible for recapture under the provisions of this Article V must be recaptured. If there is reinsurance with other reinsurers on risks eligible for recapture, the necessary reduction is to be applied pro rata to the total outstanding reinsurance with all reinsurers.

(g)	The amount of reinsurance eligible for recapture is based on the reinsurance net amount at risk as of the date of recapture.

(h)	The Reinsurer shall not be liable, after the effective date of recapture, for any cessions or portions of such cessions eligible for recapture, which the Company overlooked. The Reinsurer shall be liable only for a credit of the premiums received after the recapture date, less any allowances (if applicable) and without interest.

(i)	The Company shall pay the Reinsurer a recapture fee according to the schedule below based on the duration of the policy at the time of recapture. The recapture fee is calculated [*as ] All payments and fees must be paid within ninety (90) days of the mutually agreed upon recapture date.

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ARTICLE V (Cont’d)

Recapture Duration	Recapture Fee (% of Premium)
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

5.	Successors.

For the avoidance of doubt, if the Company transfers Covered Policies to a successor company then the successor company has the option to recapture the reinsurance in accordance with the recapture criteria outlined in this section.

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ARTICLE VI

LIABILITY

1.	Automatic Reinsurance.

The Reinsurer’s liability for any Covered Policy ceded on an automatic basis shall begin simultaneously with the Company’s contractual liability for such Covered Policy.

2.	Facultative Reinsurance.

If a policy becomes a Covered Policy by submitting for coverage on a facultative basis to the Reinsurer and the Reinsurer making an offer that is accepted by the Company in accordance with the terms of this Agreement, then the Reinsurer’s liability shall begin simultaneously with the Company’s contractual liability for such Covered Policy.

However, if the Reinsurer has submitted an unconditional offer on a facultative case to the Company and a claim arises after the Company has made the decision to accept the Reinsurer’s unconditional offer in accordance with its terms and prior to its expiration, but prior to the Company notifying the Reinsurer of acceptance, the Reinsurer shall be liable for its share of such claim, if it is shown to the reasonable satisfaction of the Reinsurer that the policy would have been reinsured with the Reinsurer.

The Reinsurer shall have no liability for a risk submitted to the Reinsurer on a facultative basis if (i) the Reinsurer duly notifies the Company of its decision to decline such risk, (ii) the Company declines the Reinsurer’s offer or (iii) the Reinsurer’s offer is not accepted prior to its expiration or within the lifetime of the risk.

3.	Duration.

Except as set forth in the following sentence, the liability of the Reinsurer for all Covered Policies shall cease at the same time as the liability of the Company ceases and shall not exceed the Company’s contractual liability under the terms of the Covered Policies. With respect to Covered Policies under which the Company is required to pay or accelerate the reinsured amounts to the beneficiary prior to the death of the insured and the Company does not recover such reinsured amounts at the time such payments are made, the Reinsurer shall remain liable for such amounts until a claim is made at the time of the death of the insured even if the liability of the Company previously ceased.

4.	Temporary Insurance Agreement.

Regardless of any provision of this Agreement to the contrary, where the Company provides insurance coverage under a temporary insurance agreement or prior to the issuance and delivery of a policy to the applicant during the insured’s or proposed insured’s lifetime, the extent of the Reinsurer’s liability on a per life basis is as stated in the Temporary Insurance Agreement provision set out in Exhibit A-I. The Company shall follow its normal procedures for such coverage.

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ARTICLE VII

CLAIMS

1.	Claims Decision.

The Reinsurer agrees that in regard to all claims on Covered Policies:

(a)	The final decision with respect to payment of claims is at the sole discretion of the Company.

(b)	The Company may seek the Reinsurer’s opinion with respect to payment of a claim, but the Reinsurer is not responsible to the Company for a claim decision.

(c)	The Company’s determination of its contractual liability for claims, as described in this Article, is binding on the Reinsurer.

2.	Initial Notice of Claim.

For all claims on Covered Policies, the Company shall send an Initial Notice of Death report to the Reinsurer, which shall be included with the Company’s monthly claims and Billing Statement, as set forth in Exhibit F.

The Initial Notice of Death report shall include: the insured’s name, date of birth, the death benefit amount, the retained amount, ceded death benefit, policy number, plan code, treaty code, date of death and policy date.

In addition, with respect to survivorship life Covered Policies, the Company shall inform the Reinsurer of the first death under the Covered Policy promptly following notification to the Company of such first death by providing the Reinsurer with the policy number, name, date of death, and cause of death of the insured.

3.	Claim Proofs.

The Company shall report all non-contested claims on Covered Policies on a “bulk” basis (where no proofs will be provided to the Reinsurer, except upon specific request by the Reinsurer). For all contested claims on Covered Policies, the Company shall provide claim proof in accordance with Section 5 of this ArticleVII.

4.	Ceded Claim Settlements.

Payment of death claims by the Reinsurer shall be in one lump sum regardless of the mode of settlement under any Covered Policy. The Reinsurer shall reimburse the Company for any undisputed claims payable under this Agreement as described in Article III.

5.	Contested Claims.

The Company shall notify the Reinsurer of its intention to contest, compromise, rescind or litigate a claim involving a Covered Policy. The Company shall then submit to the Reinsurer for review, copies of the insured’s death certificate or other reliable proof of death, claimant’s statement (if applicable) and, upon the Reinsurer’s request, any other pertinent papers connected with the claim.

In the event that the Reinsurer does not wish to participate in the contest, compromise, rescission or litigation of the claim, it shall notify the Company within ten (10) Business Days after receipt of the pertinent papers as indicated in the immediately preceding paragraph. The Reinsurer shall then discharge all of its liability by paying the Company its full share of the reinsured liability to the Company and will not share in any subsequent reduction in liability.

If the Reinsurer agrees with the decision to participate in the contest, compromise, rescission or litigation of the claim, the Reinsurer will share in any subsequent reduction in the Company’s liability. The Reinsurer will share in such reduction in the proportion that the Reinsurer’s net liability bears to the sum of the net liability before reduction of the Company and all reinsurers, including the Reinsurer, on the insured’s date of death.

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ARTICLE VII (Cont’d)

6.	Ceded Benefits Payable.

The reinsurance benefit will be limited to the Reinsurer’s share of the Company’s contractual liability for the claim plus the Reinsurer’s proportionate share of interest that the Company pays on death proceeds until the Company’s date of settlement. For the purposes of this provision, contractual liability shall mean the benefits payable by the Company under the terms and conditions of the Covered Policy.

The total reinsurance benefit recovered by the Company from all reinsurers on a Covered Policy must not exceed the Company’s total contractual liability on the Covered Policy, less the Company’s retention on the Covered Policy.

7.	Misstatement of Age or Sex.

If the amount of insurance provided by the Covered Policies is increased or reduced because of a misstatement of age or sex of a life insured, the net liability of the Reinsurer shall be proportionally adjusted, as though such revised liability had been in effect on the date the reinsurance for such Covered Policy commenced under Article VI, Liability. Any difference in premium as a result of such change will be settled without interest.

8.	Expenses.

The Reinsurer shall pay its share of the expenses that are connected to the Company’s investigation of any claim incurred on Covered Policies. Subject to Section 9 of this Article VII, claims investigation expenses do not include expenses incurred by the Company as a result of a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits. The Reinsurer will not be required to reimburse the Company for routine claim and administration expenses.

Expenses which are excluded from this provision are salaries for officers or employees, or other routine office expense of the Company; also excluded are expenses incurred in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits that the Company admits are payable.

In the event that the Reinsurer agrees to participate in the Company’s decision to contest, compromise, rescind or litigate a claim on a Covered Policy, the Reinsurer agrees to reimburse the Company for its share of any reasonable legal, investigative and like expenses that the Company may incur in seeking to contest, compromise, rescind or litigate the claim. Such reimbursement shall be in the proportion that the Reinsurer’s net liability for such Covered Policy bears to the sum of the net liability of the Company and all reinsurers for such Covered Policy, as of the date of death, in the event of a contest, compromise, rescission or litigation of a claim. The Reinsurer shall also pay its share of the claim itself, if applicable.

9.	Extra Contractual Damages.

Unless the Reinsurer has declined to be a party to the action, it will indemnify the Company for its proportionate share of any Punitive Damages, Bad Faith Damages, Compensatory Damages, Statutory Penalties and legal fees and expenses incurred in the defense thereof to the extent such damages or penalties are derived solely from the Company’s decision to deny the claim, but only to the extent that such damages are not covered under any policy of insurance.

Notwithstanding the limited exception set forth in the paragraph above, this Agreement shall not provide any indemnity with respect to any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act or omission by any officer, director, employee, agent or representative of the Company.

The parties recognize that circumstances may arise in which equity would require the Reinsurer, to the extent permitted by law, to share proportionally in certain damages. Such circumstances are difficult to define in advance, but generally would be those situations in which the Reinsurer was an active party or consented in advance and in writing to the act, omission or course or conduct of the Company, which results in the assessment of Punitive Damages, Compensatory Damages, Statutory Penalties or Bad Faith Damages. In such situations, the Company and the Reinsurer shall share such damages so assessed, in equitable proportions.

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ARTICLE VIII

DISPUTE RESOLUTION

1.	Arbitration.

The Company and the Reinsurer shall attempt in good faith to negotiate a mutually-acceptable solution to any controversy, dispute or claim arising out of or relating to this Agreement, or the breach thereof. Where the Company and the Reinsurer fail to reach a mutually acceptable solution within thirty (30) days, then either the Company or the Reinsurer may request that the controversy, dispute or claim be settled by binding arbitration. The parties shall instruct the arbitrators to interpret this Agreement as an honorable engagement and the arbitrators will not be obligated to follow strict rules of law or evidence. The parties shall instruct the arbitrators to regard this Agreement from the standpoint of practical business and are empowered to determine as to the interpretation of the treaty obligation. The parties intend that the arbitrators will make their decision with a view to effecting the intent of the Agreement.

To initiate arbitration, either the Company or the Reinsurer (the “Notifying Party”) may notify the other (the “Non-Notifying Party”) in writing of its desire to arbitrate, stating the nature of its dispute and remedy sought. The Non-Notifying Party shall respond to the notification in writing within fifteen (15) days.

Within sixty (60) days of the date on which the Notifying Party gives notice to the Non-Notifying Party of its desire to arbitrate, the Company and the Reinsurer shall each appoint one arbitrator. If either party refuses or neglects to appoint an arbitrator within the sixty (60) day period, the party that has appointed its arbitrator may appoint the second arbitrator. The parties shall cause these two arbitrators to select a third arbitrator within two (2) weeks of the date on which the last of the two such arbitrators was appointed.

If the two arbitrators do not agree on the choice of the third arbitrator, then the Company and the Reinsurer shall each name four candidates to serve as arbitrator. Beginning with the Non-Notifying Party, each party shall eliminate one candidate from the eight listed until one candidate remains. If this candidate declines to serve as the arbitrator, the candidate last eliminated will be approached to serve. This process shall be repeated until a candidate has agreed to serve as the third arbitrator.

All three arbitrators must be present or former officers of life insurance companies or life reinsurance companies, excluding however, officers of the Company or the Reinsurer, their affiliates or subsidiaries or past employees, officers or directors of the Company or the Reinsurer or their respective affiliates. The place of meeting of the arbitrators shall be decided by a majority vote of the arbitrators. The written decision of a majority of the arbitrators shall be final and binding on both parties and their respective successors and assigns. If an arbitrator, subsequent to his or her appointment, is unwilling or unable to act, a new arbitrator shall be appointed to replace him or her by the procedure set forth above. All cost of the arbitration and expenses and fees of the arbitrators shall be borne equally by the parties, unless otherwise ordered by the arbitrators.

The parties shall instruct the arbitrators to render a decision within two (2) months of the appointment of the third arbitrator, unless both parties agree otherwise. In the event no decision is rendered within four (4) months, new arbitrators shall be selected using the procedures set forth above.

Except as provided for herein, the arbitration shall be conducted pursuant to the rules and procedures of the American Arbitration Association.

Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

It is specifically the intent of both parties that these arbitration provisions shall replace and be in lieu of any statutory arbitration provision, if the law so permits.

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ARTICLE VIII (Cont’d)

If more than one reinsurer is involved in arbitration where there are common questions of law or fact and a possibility of conflicting awards or inconsistent results, all such reinsurers may consolidate and act as one party for purposes of arbitration and communications shall be made by the Company to each of the reinsurers constituting the one party; provided, however, that nothing therein shall impair the rights of such reinsurers to assert several, rather than joint defenses or claims, nor be construed as changing the liability of the reinsurers under the terms of this Agreement from several to joint.

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ARTICLE IX

FINANCIAL IMPAIRMENT AND INSOLVENCY

1.	Financial Impairment of Reinsurer.

For the purpose of this Agreement, the “Financial Impairment” of the Reinsurer shall be deemed to have occurred when:

(a)	It is declared insolvent or impaired by the regulatory authority in the jurisdiction of the Reinsurer, or

(b)	Its Total Adjusted Capital drops below 2.0 times its Authorized Control Level Risk Based Capital (where Total Adjusted Capital and Authorized Control Level Risk Based Capital have the definition given by the NAIC) if it is a U.S. domiciled reinsurer; or

(c)	It had not satisfied the minimum capital and surplus requirement of its jurisdiction of domicile if it is not a U.S. domiciled reinsurer.

In the event of the Financial Impairment of the Reinsurer, the Company may, at its option, immediately cancel this Agreement for new business by promptly providing the Reinsurer, its rehabilitator, conservator, supervisor, receiver, liquidator or statutory successor with written notice of the cancellation. Any requirement for a notification period prior to the cancellation of the Agreement would not apply under such circumstances.

2.	Insolvency.

For the purpose of this Agreement, the “Insolvency” of the Company or the Reinsurer shall be deemed to have occurred when it:

(a)	Applies for or consents to the appointment of a rehabilitator, conservator, supervisor, receiver, liquidator or statutory successor of its properties or assets; or

(b)	Makes an assignment for the benefit of its creditors; or

(c)	Is adjudicated as bankrupt or insolvent; or

(d)	Files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors or takes advantage of any bankruptcy, dissolution, liquidation, or similar law or statute; or

(e)	Becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the domicile of the Company, or the Reinsurer, as the case may be.

In the event of the Insolvency of the Reinsurer or the Company, any amounts owed by the Company to the Reinsurer and by the Reinsurer to the Company, under this Agreement, shall be set-off and only the balance shall be paid.

The Reinsurer shall be liable only for the amounts reinsured with the Reinsurer and shall not be or become liable for any amounts or reserves to be held by the Company on the Covered Policies.

In the event of the Insolvency of the Company, the reinsurance obligations under this Agreement shall be payable by the Reinsurer directly to the Company, its rehabilitator, conservator, supervisor, receiver, liquidator, or statutory successor, immediately upon demand, without diminution because of the Insolvency of the Company.

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ARTICLE IX (Cont’d)

It is understood, however, that in the event of such Insolvency, the rehabilitator, conservator, supervisor, receiver, liquidator or statutory successor of the Company shall give written notice of the pendency of a claim against the Company on the policy reinsured within a reasonable time after such claim is filed in the insolvency proceedings, and that during the pendency of such claim, the Reinsurer may investigate such claims and interpose, at its own expense, in the proceedings where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its rehabilitator, conservator, supervisor, receiver, liquidator or statutory successor.

It is further understood that the expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the Company as part of the expense of conservation or liquidation to the extent of a proportionate share of the benefit, which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are involved in the same claim and a majority in interest elects to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of the reinsurance Agreement as though the Company had incurred such expense.

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ARTICLE X

TAXES & EXPENSES

1.	DAC Tax.

The Company and the Reinsurer agree to the DAC Tax Election pursuant to Section 1.848-2(g) (8) of the Income Tax Regulation under Section 848 of the Internal Revenue Code of 1986, as amended, whereby:

(a)	the party with net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1); and

(b)	both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency.

The term “net consideration” will refer to net consideration as defined in Regulation Section 1.848-2(f).

The method and timing of the exchange of this information is set out in Exhibit G.

This DAC Tax Election shall be effective for all years for which this Agreement remains in effect.

The Company and the Reinsurer represent and warrant that they are subject to U.S. taxation under either the provisions of subchapter L of Chapter 1 or the provisions of subpart F of subchapter N of Chapter 1 of the Internal Revenue Code of 1986, as amended.

2.	The Reinsurer’s Taxes and Expenses.

Apart from any taxes, refunds, and expenses specifically referred to elsewhere in this Agreement, the Reinsurer shall pay no allowances, taxes, or proportion of any expense to the Company in respect of any cession.

3.	The Foreign Account Tax Compliance Act (FATCA)

Both the Reinsurer and the Company agree to provide all information necessary to comply with the Foreign Account Tax Compliance Act (FATCA) consistent with Sections 1471 – 1474 of the US Internal Revenue Code and any Treasury Regulations, or other guidance issued pursuant thereto, including as applicable, without limitation, Forms W-9, Forms W-8BEN-E, any information necessary for the parties to enter into an agreement described in Section 1471(b) of the US Internal Revenue Code and to comply with the terms of that agreement or to comply with the terms of any inter-governmental agreements between the US and any other jurisdictions relating to FATCA. This information shall be provided promptly upon reasonable demand by either party to this Agreement and promptly upon learning that any such information previously provided has become obsolete or incorrect.

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ARTICLE XI

GENERAL PROVISIONS

1.	Administration.

The Company and the Reinsurer understand that the Company shall administer the Covered Policies and shall perform all Company accounting for such policies. The Company may delegate any of its administrative functions related to the Covered Policies to an affiliate of the Company or any non-affiliate third party provider. The standards of service in such event will be no less than in all material respects those of the Company then in place at the time of such delegation.

2.	Amendments.

This Agreement may be amended only by written agreement of the parties. Any change or modification to this Agreement will be null and void unless made by amendment to this Agreement and signed by duly authorized representatives of both parties.

3.	Assignment.

Neither party may assign any of its rights nor delegate its obligations under this Agreement, nor may either sell or assumption reinsure the Covered Policies without the prior written consent of the other party, such consent not to be unreasonably withheld, conditioned or delayed. Consent shall not be withheld if the proposed assignment, sale or assumption reinsurance does not have a material adverse effect on the risks transferred or the expected economic results to the party requested to consent. This provision shall not prohibit the Reinsurer from retroceding the risks under the Covered Policies on an indemnity basis, and it shall not prohibit the Company from reinsuring all or a portion of the amount it has retained on a life under this Agreement to its affiliate(s), without the consent of or notification to the other party. The Company’s affiliate(s) are prohibited from reinsuring all or a portion of the amount it has retained on a life under this Agreement to any non-affiliated reinsurer without the prior notification to and agreement of the Reinsurer.

4.	Benefit.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except as otherwise provided.

5.	Compliance.

This Agreement applies only to the issuance of insurance by the Company or, as allowed in Article IV (Changes to Business Reinsured), its affiliate companies, in a jurisdiction in which the issuing company is properly licensed.

The Company and the Reinsurer represent that, to the best of their knowledge, they are in compliance with all Applicable Laws applicable to the Covered Policies. In the event that a party is found by a governmental authority to be in non-compliance with any such law or regulation, this Agreement will remain in effect and such non-compliant party shall seek to remedy the non-compliance and shall indemnify the other party to the extent of any direct loss suffered as a result of the non-compliance.

6.	Conditions.

The reinsurance hereunder is subject in all respects to the same express contractual risks, terms, conditions, interpretations, waivers, modifications, limitations, alterations, and cancellations as provided under the Covered Policies, except as otherwise expressly provided in this Agreement.

7.	Confidentiality.

(a)	Personal Information/Proprietary Information. The term “Personal Information” includes, but is not limited to, any customer financial, medical and personal information furnished to a party or its representatives by the other party about proposed, current, and former policyowners, insureds, applicants, and beneficiaries in connection with the administration of insurance products issued by the Company. “Proprietary Information” includes, but is not limited to, business plans, trade secrets, mortality and lapse studies, underwriting manuals, and guidelines, applications and contract forms, the terms and conditions of this Agreement and any other business information furnished by one party to the other party or its representatives in connection with this Agreement.

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ARTICLE XI (Cont’d)

(b)	Protection of Personal Information/Proprietary Information. Each party shall keep and shall cause its representatives to keep Personal Information and Proprietary Information furnished by the other party strictly confidential, shall take prudent measures to assure the safeguarding and safekeeping of such information, and shall not use such information for any other purpose except to perform the party’s duties under this Agreement or as may be required by Applicable Laws, or otherwise permitted by Applicable Laws regulating privacy of information. A party’s disclosure to third parties shall only be done if the third parties have agreed in writing to be bound by a confidentiality agreement that includes wording similar to the wording in this Section. Such a confidentiality agreement does not apply to disclosures required by Applicable Laws.

The Company acknowledges that the Reinsurer can aggregate de-identified data with like data from other companies that reinsure policies with the Reinsurer for its own internal purposes. However, the Reinsurer shall not disclose or release the aggregate data to any third party in a manner that would reasonably allow such third party, directly or indirectly, to identify the data as being associated with (i) the Company or (ii) any specific policyholder based on name, address, social security number, or other personally identifiable information or characteristic.

The parties shall provide security for the Personal Information and Proprietary Information each receives from the other in a manner reasonably sufficient to prevent a breach of the confidentiality required by this Agreement. The parties agree that the security provided for the Confidential Information shall be consistent with and no less than the level of security provided by a party to its own confidential, proprietary and sensitive information. A party shall immediately inform the other party in writing of any breach of the provisions of this Article, and shall cooperate with the non-breaching party and be responsible for any remedial actions or fines/penalties incurred by the non-breaching party arising from such breach. The breaching party agrees to cooperate with any security assessment initiated by the non-breaching party with respect to the handling and safekeeping of Personal Information and Proprietary Information by a party hereunder.

(c)	Other Information. Both parties shall comply with all Applicable Laws and protect and hold all nonpublic information provided to the other in conjunction with this Agreement in strict confidence and to take reasonable steps necessary to protect the nonpublic information from unauthorized or inadvertent disclosure. It is understood and the parties agree that subject to all Applicable Laws, the receiving party will not be prohibited from disclosing such nonpublic information as might be necessary for purposes of fulfilling its obligations under this Agreement, further retrocession of the risks under the Covered Policies, during the course of external audits, or as required by Applicable Law.

(d)	Public Information. This Section is not applicable to the extent that (i) the Personal Information or Proprietary Information becomes generally available to the public other than as a result of any disclosure by the Reinsurer or its representatives or in violation of any Applicable Law, (ii) the Personal Information or Proprietary Information was available to the Reinsurer or its representatives on a non-confidential basis that was not in contravention of any Applicable Law prior to its disclosure to the Reinsurer by the Company or by a customer of the Company, (iii) the disclosure of Personal Information or Proprietary Information is required by court order or Applicable Laws, provided that a party shall give the other party reasonable advance notice of any subpoena or discovery request in order that such other party has an opportunity, at its own expense, to take appropriate legal or protective action, or (iv) the Company gives its prior written consent to the disclosure.

8.	Construction.

This Agreement shall be construed and administered in accordance with the laws of the State of New York and the rights and obligations of this Agreement shall, at all times, be regulated under the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

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ARTICLE XI (Cont’d)

9.	Counterparts.

This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The Company and the Reinsurer agree that transmission of copies of original signatures via electronic means, either by facsimile or as a “scanned” document attached to electronic mail, shall constitute valid execution of this Agreement.

10.	Duration of Agreement.

This Agreement is effective as of the date the last required signature is affixed, with coverage beginning on the Effective Date, and is unlimited as to its duration. It may be terminated for new reinsurance by either party giving at least ninety (90) days’ notice to that effect to the other party. During the period of such ninety (90) days the Reinsurer shall continue to accept new reinsurance under the terms of this Agreement. This notification period would be waived in the event the Reinsurer is financially impaired or insolvent as set out in Article IX. Further, the Reinsurer remains liable for all cessions existing at the date of the expiration set forth in the notice until their natural expiration, unless the parties mutually decide otherwise or as specified otherwise in this Agreement.

11.	Entire Agreement.

This Agreement represents the entire agreement between the Company and the Reinsurer with respect to the Covered Policies and supersedes all prior representations, warranties, negotiations, discussions, writings, agreements, understandings, term sheets and letters of intent between them with respect thereto. There are no understandings between the parties with respect to the Covered Policies other than as expressed in this Agreement.

12.	Good Faith.

The Company and the Reinsurer agree that all matters with respect to this Agreement require the utmost good faith of both parties. The Reinsurer and the Company shall have the right, at any reasonable time, to inspect, audit and photocopy, at the other’s offices all records, books and documents relating to the reinsurance under this Agreement, which the Company and the Reinsurer shall make fully available immediately upon demand of the Reinsurer or the Company.

13.	Lead Pool Reinsurer.

Details on the Lead Pool Reinsurer are set forth on Exhibit I.

14.	Licenses and Reserve Credit.

At all times during the term of this Agreement, the Reinsurer shall hold and maintain all licenses and authorizations required under Applicable Law and otherwise take all action that may be necessary (i) so that the Company may receive Reserve Credit, and (ii) to perform its obligations hereunder.

15.	Notices.

All notices, letters, payments or other communications to the respective parties shall be in writing and faxed, couriered, mailed or sent by electronic mail, addressed as follows:

If to the Company:	If to the Reinsurer:

John Hancock Life Insurance Company (U.S.A.) 601 Congress Street Boston, MA, 02216 Attn: General Counsel	RGA Reinsurance Company 16600 Swingley Ridge Road Chesterfield, MO 63017 Attn: General Counsel

23

ARTICLE XI (Cont’d)

16.	OFAC.

Each party represents that it is, and shall use best efforts to continue to be, in compliance with all laws, regulations, judicial and administrative orders applicable to the Covered Policies, as they pertain to the sanctions laws administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), as such laws may be amended from time to time (collectively “OFAC Laws”). Neither the Company nor the Reinsurer shall be required to take any action under this Agreement that would result in it being in violation of OFAC Laws, including, but not limited to, making any payments in violation of OFAC Laws. Should either party discover or otherwise become aware that a reinsurance transaction has been entered into or a payment has been made in violation of the law, the party who first becomes aware of the violation of OFAC Laws shall notify the other party and the parties shall cooperate in order to take all necessary corrective actions.

17.	Offset.

The Company and the Reinsurer will have the right to offset undisputed balances whether on account of premiums, allowances (if applicable), claims, or any other amount(s) due from one party to the other, under this Agreement or any agreement between the parties. The right of offset will not be affected or diminished because of the Insolvency of either party.

18.	Oversights.

If either party fails to comply with any of the terms of this Agreement and it is shown that the failure was unintentional or the result of a misunderstanding or an administrative oversight on the part of either party, this Agreement will remain in effect. If the failure to comply changes the operation or effect of the Agreement, both parties will be put back to the positions they would have occupied if the failure to comply had not occurred. If it is not possible to restore each party to the position it would have occupied but for the error, the parties will endeavor in good faith to promptly resolve the situation in a manner that is fair and reasonable, and most closely approximates the intent of the parties as evidenced by this Agreement.

19.	Parties to Agreement.

This is an Agreement solely between the Company and the Reinsurer. The acceptance of reinsurance hereunder shall not create any right or legal relation between the Reinsurer and the insured, beneficiary, or any other party to any policy of the Company, which may be reinsured hereunder.

20.	References.

All references to “days” shall be deemed to mean calendar days. All references to “Business Days” shall be deemed to mean to days on which banks are generally open to conduct business in the State of New York.

21.	Representations and Warranties.

Each party represents and warrants to the other party that:

(a)	It is solvent on a statutory basis in all states in which it does business or is licensed, and

(b)	Its Total Adjusted Capital is at least equal to 2.0 times its Authorized Control Level Risk Based Capital if it is a U.S. domiciled party; or

(c)	It had satisfied the minimum capital and surplus requirement of its jurisdiction of domicile if it is not a U.S. domiciled party.

Each party agrees to promptly notify the other if it subsequently becomes insolvent or financially impaired, as described in Article IX (Financial Impairment and Insolvency), and in the manner described in Exhibit F.

Each party acknowledges that the other party has entered into this Agreement in reliance upon their representations and warranties. The Company affirms that it has and will continue to disclose all matters material to this Agreement and each cession. Examples of such matters are material changes in underwriting or issue practices or philosophy, underwriting management personnel, or the Company’s ownership or control.

24

ARTICLE XI (Cont’d)

22.	Severability.

In the event that any of the provisions of this Agreement contained shall be invalid or unenforceable, such declaration or adjudication shall in no manner affect or impair the validity or the enforceability of the other and remaining provisions of this Agreement and such other and remaining provisions shall remain in full force and effect as though such invalid or unenforceable provisions or clauses had not been included or made a part of this Agreement.

23.	Survival.

The following provisions will survive the termination of this Agreement: Article I, Section 1 (Definitions), Article VIII (Dispute Resolution), Article XI, Section 2 (Amendments), Article XI, Section 3 (Assignment), Article XI, Section 4 (Benefit), Article XI, Section 7 (Confidentiality), Article XI, Section 8 (Construction), Article XI, Section 11 (Entire Agreement), Article XI, Section 12 (Good Faith), Article XI, Section 15 (Notices), Article XI, Section 18 (Oversights), Article XI, Section 19 (Parties to Agreement), Article XI, Section 20 (References), Article XI, Section 22 (Severability), Article XI, Section 24 (Waiver).

24.	Waiver.

Neither the Company nor the Reinsurer will be deemed to have waived the exercise of any rights that it holds under this Agreement unless such waiver is made in writing. No waiver made with respect to any instance involving the exercise of any such rights will be deemed to be a waiver with respect to any other instance involving the exercise of the right or with respect to any other such right. Failure by either party to exercise any of its rights, powers or remedies hereunder or its delay to do so shall not constitute a waiver of those rights, powers or remedies. The single or partial exercise of a right, power or remedy shall not prevent its subsequent exercise or the exercise of any other right, power or remedy.

25

Signed for and on behalf of the Company:

John Hancock Life Insurance Company of New York

a New York Corporation

On:	7-10-2015	On:	7-15-2015

By:	/s/ Zahir Bhanji	By:	/s/ Anthony Teta
	Zahir Bhanji		Anthony Teta

Title:	VP & Actuary	Title:	SVP, CFO, John Hancock Life Ins.

Signed for and on behalf of the Reinsurer:

RGA Reinsurance Company

of Chesterfield, Missouri

On:	7-7-2015	On:	7-7-2015

By:	/s/ Julie A. Decker	By:	/s/ Thomas R. Dlouhy

Title:	VP & Managing Actuary	Title:	VP and Actuary

26

EXHIBIT A

PLANS, RIDERS, AND BENEFITS REINSURED

The Coverage Date(s) outlined in the table below are the dates when coverage under the Agreement, begins for policies issued on the respective plans.

All “Life” riders and supplementary benefits, with the exception of the Estate Protection Rider, shall be reinsured in accordance with the underlying policy as described in Exhibit B, unless stated otherwise. Additional riders or benefits will require approval of the Reinsurer.

Acronym	U/W Class	Plan Name	Plan Launch Date(s)	Reinsurance Effective Date(s)	Plan Close Date
STERM	4	Survivorship Term	January 1999	April 1, 2015
SVL07	5	Survivorship Variable Universal Life 2007	July 16, 2007	April 1, 2015
CVL09	6	Corporate Variable Universal Life 2009	September 22, 2008	April 1, 2015
AUL09	6	Accumulation Universal Life 2009	January 12, 2009	April 1, 2015
PRL11	6	Premier Life 2011	October 3, 2011	April 1, 2015
IUL11	6	Indexed UL 2011	October 3, 2011	April 1, 2015
PVL12	6	Protection Variable Universal Life 2012	April 30, 2012	April 1, 2015
PIL13	6	Protection Indexed UL 2013	January 28, 2013	April 1, 2015
PUL13	6	Protection UL 2013	May 20, 2013	April 1, 2015
PSU13	6	Protection Survivorship UL 2013	May 20, 2013	April 1, 2015
SIU13	6	Protection Survivorship Indexed UL 2013	July 22, 2013	April 1, 2015
AIUL14	6	Accumulation Indexed UL 2014	January 27, 2014	April 1, 2015
AVL14	6	Accumulation Variable UL 2014	April 28, 2014	April 1, 2015
PUL15	6	Protection UL 2015	April 1, 2015	April 1, 2015

Universal Life and Variable Universal Life plans may be issued with the following Death Benefit options:

•	Option 1 – Decreasing Net Amount at Risk

•	Option 2 – Level Net Amount at Risk

27

EXHIBIT A-I

THE COMPANY’S UNDERWRITING FORMS,

EVIDENCE, AND ISSUE RULES

The following information and items are to be provided to the Reinsurer upon request:

1.	Application for Life Insurance Package and Medical Exam Form

2.	Temporary Insurance Agreement

3.	Reinstatement Rules

4.	Routine Underwriting Requirements

5.	Super Preferred / Preferred / Standard Plus Criteria.

TEMPORARY INSURANCE AGREEMENT

The Reinsurer’s liability shall not exceed the Reinsurer’s proportionate share of the amount stated in the Company’s Temporary Insurance Agreement (TIA). However, it is understood that the Reinsurer agrees to accept its proportionate share of the Company’s portion under the TIA, if the Company has no available retention.

The Company’s maximum TIA liability is $1,000,000 for single life policies and $5,000,000 for survivorship policies.

Locked in Insurability:

Once a TIA is completed and provided all the conditions are met, changes in insurability that post-date the TIA, while it is in effect, will be ignored for the lesser of the face amount or $1,000,000 for single life policies and $5,000,000 for survivorship policies. The Reinsurer will assume a proportionate share of the amount under a policy issued pursuant to this feature.

28

EXHIBIT B

GENERAL PROVISIONS

1.	BACKDATING: Under limited circumstances and upon the request of the policyowner, the Company may backdate a Covered Policy by assigning a policy date earlier than the date the application is signed. However, in no event will a Covered Policy be backdated earlier than the earliest date allowed by state law, which is generally three (3) months to one year prior to the date of application for the policy. Premiums will be paid for the period the policy date is backdated. Backdating is not allowed in order to increase the Auto Binding Limit or Jumbo Limit.

2.	RESIDENCY REQUIREMENTS FOR DOMESTIC LIMITS: The individual insured under a Covered Policy must be a U.S. resident at the time of application. An insured that resides for more than six (6) months per year in the United States, Puerto Rico, Guam and the U.S. Virgin Islands will be considered a U.S. resident. Residents of Canada are also covered.

3.	RESIDENCY REQUIREMENTS FOR FOREIGN RESIDENTS LIMITS: U.S. citizens residing outside the U.S. for more than six (6) months per year or citizens and residents of foreign countries excluding Puerto Rico, Guam, the U.S. Virgin Islands and Canada, shall be covered under this Agreement provided that

i.	The residence is in the Company’s A and B Country List, outlined below; and

ii.	The policies are solicited and issued in the U.S. only

The Company shall identify foreign business on its monthly Billing Reports to the Reinsurer.

Any resident in a country listed on the U.S. State Department warning list advising against all travel at the time of underwriting is excluded. (www.travel.state.gov/travel/warnings_current.html)

A and B Country List:

A List Countries

Andorra, Australia, Austria, Barbados, Belgium, Bermuda, British Virgin Islands, Cayman Islands, Cyprus, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Iceland, Ireland, Israel, Italy, Japan, Liechtenstein, Luxembourg, Macau, Malta, Monaco, Netherlands, New Zealand, Norway, Poland, Portugal, Qatar, San Marino, Singapore, Slovak Republic (Slovakia), Slovenia, South Korea, Spain, Sweden, Switzerland, Taiwan, United Arab Emirates, United Kingdom

B List Countries

Anguilla, Antigua & Barbuda, Argentina, Bahamas, Bosnia and Herzegovina, Brazil, Brunei, Bulgaria, Canary Islands, Chile, China (see list of eligible cities below) Costa Rica, Croatia, Dominica, Estonia, French Polynesia, Guadeloupe, Kuwait, Latvia, Lithuania, Macedonia, Malaysia, Martinique, Mauritius, Mexico, Montenegro, Oman, Panama, Romania, Seychelles, Turks and Caicos, Uruguay

Cities in China that qualify as country class B.

Beijing, Changzhou, Chaozhou, Chengdu, Chongqing, Dalian, Dongguan, Foshan, Fuzhou, Guangzhou, Hangzhou, Harbin, Huizhou, Jiangmen, Jinan, Nanjing, Nantong, Ningbo, Qingdao, Qingyuan, Quanzhou, Shanghai, Shantou, Shenyang, Shenzhen, Shijiazhuang, Suzhou, Tianjin, Wenzhou,Wuxi, Xiamen, Yancheng, Yantai, Zhaoqing, Zhongshan, Zhoushan, Zhuhai.

Note: Policies for residents of countries other than those listed above may be submitted to the Reinsurer on a facultative basis.

29

EXHIBIT B

4.	CURRENCY: All cessions under this Agreement shall be affected in United States Dollars. Reinsurance premiums and liabilities shall be expressed and payable in that currency.

5.	REINSURANCE COVERAGE:

The Company will retain [*] first dollar quota share of each policy up to the Retention Limits specified in Exhibit E. It is understood that if the Company or the Company’s affiliates has retention on existing insurance, the Company may retain less than [*] of a policy reinsured under this Agreement, in order to avoid exceeding the Company’s Retention Limits.

For policies on lives that qualify for Automatic Reinsurance Coverage, [*] first-dollar quota share of the policy’s net amount at risk, up to the Reinsurer’s Automatic Acceptance Limits specified in Exhibit E-I will be reinsured with the Reinsurer. It is understood that once the Company is fully retained, according to its Retention Limits specified in Exhibit E, a maximum of [*] of the policy’s net amount at risk up to the Reinsurer’s Automatic Acceptance Limits specified in Exhibit E-I will be reinsured with the Reinsurer.

6.	REINSURANCE BASIS AND PREMIUM CALCULATION: Coverage under this Agreement is on a YRT basis on the reinsured net amount at risk. The premiums are calculated by multiplying the net amount at risk by the appropriate premiums rates described in Exhibits C and D.

7.	RATE CRITERIA: The rates (and instructions) set out in Exhibits C and D shall be used for automatic and facultative reinsurance of any policy covered by this Agreement.

8.	PREMIUM MODE: Reinsurance premiums will be paid monthly in advance. The monthly YRT rate will equal the annual YRT rate outlined in Exhibits C and D divided by twelve (12).

9.	AGE BASIS: Nearest at policy date

10.	ISSUE AGES: Issue ages are based on age nearest at policy date and vary by plan as follows:

a.	Super Preferred Non-Smoker: 20-80

b.	Standard Non-Smoker: 0- 90

c.	All Other Classes: 20 – 90

Note: Issue Ages 86-90 for Automatic business are currently limited to survivorship policies where the younger life does not exceed age 85 and is insurable as per the automatic limits.

11.	PREMIUM TAX: There shall be no separate reimbursement of Premium Tax.

12.	POLICY FEE: There shall be no policy fee paid to the Reinsurer.

13.	RATE GUARANTEE:

A.	The YRT rates set out in this Agreement are fixed for the twelve month period following the policy date of any any Covered Policy. Thereafter, and with respect to any rate increase pursuant to paragraphs B or C of this section, reinsurance rates may not exceed the U.S. statutory net valuation premium applicable to the Covered Policies, calculated using the appropriate guaranteed mortality table and interest assumption.

30

EXHIBIT B

B.	Subject to paragraph A of this section, the Reinsurer may increase reinsurance premiums only to the extent required to address mortality deficiencies across its U.S. yearly renewable term business by providing written notice to the Company no less than ninety (90) days prior to the date that the increase is to be put into effect. Any increase will only be permitted in connection with a uniform increase in reinsurance premiums for the Reinsurer’s entire portfolio of inforce term and permanent life reinsurance assumed having characteristics consistent with the risks reinsured under this Agreement, including but not limited to the following:

(a)	reinsurance became effective on new policies issued after 1/1/1997

(b)	Reinsurer has the right to raise reinsurance premiums;

(c)	policies were reinsured under treaties with effective dates within the three (3) years prior to the effective date of this treaty;

(d)	policies were underwritten on a fully underwritten basis; and

(e)	policies have similar product features as those provided in the policies reinsured herein.

C.	The Company and the Reinsurer agree that the terms of this Agreement have been negotiated based on the mutual assumption that the Reinsurer will not be required to hold any amount of U.S. statutory deficiency reserves for business ceded under this Agreement, based on of the assurances provided in paragraphs A and B of this section. Notwithstanding the forgoing, if for any reason the Reinsurer is required to establish or maintain any such deficiency reserve amounts by an insurance regulatory authority having jurisdiction over the Reinsurer, upon the receipt of the Reinsurer’s written notice to the Company thereof, the Company may elect- to hold such deficiency reserve amounts in respect of the portion of the Covered Policies ceded to the Reinsurer under this Agreement. If the Company declines to hold such amounts, then, subject to paragraph A of this section, the Reinsurer may increase reinsurance premiums to the level required in order to avoid the holding of such deficiency reserve amounts.

D.	Following an increase in reinsurance premiums pursuant to paragraphs B or C of this section, the Company shall have the right, at its option, to recapture all, but not less than all, of the Covered Policies on which reinsurance premiums have been so increased, regardless of the policy date. The Company must notify the Reinsurer of the intent to recapture within one hundred eighty (180) days of receiving notice of the rate increase The recapture settlement amount will be an amount equal to the portion of the unearned gross reinsurance premiums attributable to the recaptured business, all determined as of the effective date of the recapture. The Reinsurer will pay the recapture settlement amount required not later than forty-five (45) days following final determination of such amount.

14.	MINIMUM FINAL CESSION: Zero

15.	RATES APPLICABLE TO INCREASES: First year reinsurance premium rates shall apply to the amount of any contractual or non-contractual increase that is granted provided that the Company’s new business underwriting rules are applied to such increases.

For increases that results in a change in band, the reinsurance premium rates will be based on the rates of the new band, if applicable.

16.	RATES APPLICABLE TO DECREASES: For a decrease that results in a change in band, the reinsurance premium rates will be based on the rates of the original band, if applicable.

31

EXHIBIT B

17.	YRT RATES FOR CONVERSIONS: Reinsurance premium rates for a policy arising from the conversion shall be the rates set out in Exhibit D (YRT Rates) using the issue age and duration of the original policy. To calculate reinsurance premiums for off-anniversary conversions, exchanges and replacements, the duration of the New Policy shall be rounded to the nearest duration based on the issue date of the Original Policy.

18.	RECAPTURE IN FORCE PERIOD: [*]

19.	NET AMOUNTS AT RISK:

The “Net Amount at Risk” is defined as the Death Benefit (as defined in the Covered Policy) payable less the Policy Value (as defined in the Covered Policy), if any.

20.	POST ISSUE INCREASES

Post-issue increases that are subject to new underwriting evidence will be treated as new business and reinsured as such under this Agreement. Both the existing reinsured amount and the increase would continue to be reinsured under the original reinsurance treaty (even if closed to new business).

If the increase is not subject to new underwriting evidence, the reinsurer will automatically accept this increase if:

a.	The increase is scheduled and known at issue; or

b.	The maximum increase has been capped at issue; and

c.	The total amount of reinsurance, including the reinsurance required on the increase, doesn’t exceed the reinsurer’s automatic capacity.

In such cases, the automatic and jumbo limits, as well as the routine and financial underwriting, will be based on the ultimate death benefit amount and the reinsurance rates applied to the increase will be point-in-scale based on the original risk class and issue age of the policy, reflecting the current duration.

Should the increase be attributable to maintain the eligibility of a policy as life insurance under the Internal Revenue Code rules then in effect, the preceding underwriting requirements will not apply. Reinsurance rates applied to the increase will be point-in-scale based on the original risk class and issue age of the policy, reflecting the current duration.

21.	MATURITY EXTENSION FEATURE:

For Single Life products: Reinsurance premiums will stop after attained age [*]. The Reinsurer will continue to provide reinsurance coverage for attained ages [*] as long as the policy remains in force.

For Survivorship products: Reinsurance premiums will continue through attained age [*] of the younger insured. The Reinsurer will continue to provide reinsurance coverage for attained ages [*] of the younger insured as long as the policy remains in force. Once the older insured is beyond attained age [*], the premium rates will be based on the single life rates of the younger insured. For STERM only, the maximum policy duration is 10 years for ages 20-79, 9 years for ages 80-83, 8 years for ages 84-87, and 7 years for ages 88-90.

22.	ACCELERATED DEATH BENEFIT PROGRAM: The Reinsurer shall not be required to participate in any payments of the Company’s Accelerated Death Benefit. Upon the death of the insured, the Reinsurer will pay its proportionate share of the reinsured net amount at risk, including any amounts previously accelerated calculated at the date of death. Upon acceleration, the reinsured net amount at risk will be frozen at the amount inforce immediately prior to the acceleration.

32

EXHIBIT B

23.	WAIVER OF PREMIUM AND LONG TERM CARE: Rider benefits are not reinsured however, they can be elected on policies ceded under the Agreement. Upon acceleration of the Long Term Care rider, the reinsured net amount at risk will be frozen at the amount inforce immediately prior to the acceleration.

24.	FOREIGN TRAVEL UNDERWRITING: The Reinsurer acknowledges that the Company is required to conform to state law requirements governing consideration of past and/or future lawful travel in its underwriting policies and procedures, and the Reinsurer will not decline business ceded to the automatic reinsurance pool under this Agreement that has been underwritten in conformity with these requirements.

25.	RETURN OF PREMIUM (ROP): This rider provides an additional death benefit equal to a return of premiums paid into the policy. The Reinsurer will participate in this rider to the extent that it affects the ceded Net Amount at Risk (NAR) of the policy. Policies with ROP will be assessed the same reinsurance premium rate as policies without ROP.

26.	SUPPLEMENTAL FACE AMOUNT (SFA)/ ADDITIONAL FACE AMOUNT (AFA): This rider provides an additional death benefit that is either level or increasing over time. Scheduled increases are underwritten at issue and unscheduled increases are underwritten at the time they are applied for. The Reinsurer will participate in this rider to the extent that it affects the ceded Net Amount at Risk (NAR) of the policy. Policies with SFA/ AFA will be assessed the same reinsurance premium rate as policies without SFA/ AFA.

27.	CASH VALUE ENHANCEMENT/ ENHANCED SURRENDER VALUE (CVE/ ESV): These riders provide for higher cash surrender values during the initial period of the product. The Reinsurer will participate in these riders to the extent that they affect the ceded Net Amount at Risk (NAR) of the policy. Policies with CVE/ESV will be assessed the same reinsurance premium rate as policies without CVE/ESV.

28.	POLICY SPLIT OPTION RIDER: This rider is available on Survivorship plans and provides the ability to split the policy into two single life plans. There are no reinsurance premiums for the rider. If the rider is exercised, the Reinsurer will participate in the resulting single life policies. Reinsurance premiums for the new policies will be single life premiums and will be assessed at point-in-scale, based on the gender, risk class, and age of each insured under the new plans.

29.	NO LAPSE GUARANTEE RIDERS AND BENEFITS (NLG): These riders/benefits provide an extended no-lapse guarantee period of the underlying policy. The Reinsurer will participate in this rider to the extent that it affects the ceded Net Amount at Risk (NAR) of the policy, but the Reinsurer will not reinsure the underlying guarantee.

30.	CHANGE OF LIFE INSURED: This rider provides the ability to change the life insured under the policy without surrender/re-issue. The new insured must be fully underwritten. If the rider is exercised, the Reinsurer will continue to participate in the policy with reinsurance premiums based on the gender, risk class, and age of the new insured. There are no reinsurance premiums for the rider/benefit.

31.	HEALTHY ENGAGEMENT RIDER (HER): This rider provides the opportunity to earn policy value credits based on the status level of the life insured. The achievement of a status level is dependent upon the life insured meeting certain status qualification requirements each year that are designed to promote healthy living. The Reinsurer will participate in this rider through modification of the reinsurance premium rates as outlined in Exhibit C.

33

EXHIBIT C

INSTRUCTIONS FOR ADMINISTRATION -YRT PREMIUM RATES

All Covered Policies shall be reinsured on a Super Preferred Non-Smoker / Preferred Non-Smoker / Standard Plus Non-Smoker / Standard Non- Smoker / Preferred Smoker / Standard Smoker basis. The Company shall indicate to the Reinsurer the underwriting classification of all Covered Policies reinsured hereunder. The reinsurance premium rates will be applied to the reinsured net amount at risk and paid by the Company to the Reinsurer.

1.	SINGLE LIFE RATES:

For all Covered Policies, the reinsurance single life premium rates shall be calculated using the [*], outlined in Exhibit D, multiplied by the following pricing percentages:

PRICING PERCENTAGES — SINGLE LIFE PERMANENT
Band (Face Amount)	Gender	U/W Class	All Ages Dur 1	Issue Ages 0-60			Issue Ages 61-70			Issue ages 71-90
				Dur 2-10	Dur 11-20	Dur 21+	Dur 2-10	Dur 11-20	Dur 21+	Dur 2-10	Dur 11-20	Dur 21+
Band Size: $50,000 - $249,999	Male	Super Pref. NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Pref. NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Std Plus NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Std NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Pref. Smoker	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Std Smoker	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Female	Super Pref. NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Pref. NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Std Plus NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Std NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Pref. Smoker	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Std Smoker	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Band Size: $250,000 - $999,999	Male	Super Pref. NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Pref. NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Std Plus NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Std NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Pref. Smoker	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Std Smoker	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Female	Super Pref. NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Pref. NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Std Plus NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Std NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Pref. Smoker	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Std Smoker	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Band Size: $1,000,000 +	Male	Super Pref. NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Pref. NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Std Plus NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Std NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Pref. Smoker	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Std Smoker	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	Female	Super Pref. NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Pref. NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Std Plus NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Std NS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Pref. Smoker	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		Std Smoker	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	will be used in calculating the substandard NS reinsurance premium rates.
[*]	will be used in calculating the substandard Smoker reinsurance premium rates.

34

EXHIBIT C

2.	SUBSTANDARD POLICIES

A.	Multiple Extras – Non Interest Sensitive Products:

For substandard risks issued at table ratings for the Company’s non-interest sensitive products reinsured hereunder, multiply the reinsurance premium rates, developed in Section 1 above, by the appropriate mortality factor outlined in the table below to determine the substandard reinsurance premium rate:

Percentage Rating	Table Rating	Percentage Rating	Table Rating
100%	00	325%	09
125%	01	350%	10
150%	02	375%	11
175%	03	400%	12
200%	04	425%	13
225%	05	450%	14
250%	06	475%	15
275%	07	500%	16
300%	08

Note: On survivorship policies where one life is uninsurable, the uninsurable risk will be assigned a rating up-to and including 5000% based on estimated life expectancy.

When one life is uninsurable (5000%) or exceeds the maximum rating considered insurable for age, then the healthy life may be rated no higher than the following ratings to issue a survivorship policy:

Ages	Rating
0-70	500%
71-80	300%
81-85	200%
86-90	Standard

B.	Multiple Extras –Interest Sensitive Products:

For substandard risks issued at table ratings for the Company’s interest sensitive products reinsured hereunder, the [*] outlined in Exhibit D, apply. The appropriate pricing percentage outlined in the table under section 1 is used to determine YRTrateunrated, and then the rates are increased by twenty-five percent (25%) for each table of substandard mortality to adjust for multiple table extras using the following formula:

YRTraterated = 1000 x { min[1-(1-YRTrateunrated /1000)multiple rating, 1] }

*	YRTrateunrated is equal to the [*] (Exhibit D), multiplied by the applicable pricing percentages outlined in the above tables.

the multiple rating is expressed as a decimal, i.e., if it is a 250% rating, then 2.5 is used.

C.	Flat Extras:

On all cessions, the Reinsurer’s proportionate share of any extra premiums payable on account of additional mortality risk shall be payable to the Reinsurer.

35

EXHIBIT C

D.	Allowances on Flat Extras:

Temporary Flat Extras (Less Than or Equal to 5 Years):

[*] of the flat extras per $1,000 are added to the appropriate single life reinsurance premium rate or if applicable, to the appropriate single life substandard reinsurance premium rate (i.e., net of the [*] reinsurance allowance for temporary flat extras).

Permanent Flat Extras (Or Temporary Flat Extras Greater Than 5 Years):

[*] of the flat extras per $1,000 are added to the appropriate single life reinsurance premium rate or if applicable, to the appropriate single life substandard reinsurance premium rate (i.e., net of the [*] reinsurance allowance for year 1).

[*] of the flat extras per $1,000 are added to the appropriate single life reinsurance premium rate or if applicable, to the appropriate single life substandard reinsurance premium rate. (i.e. net of the [*] reinsurance allowance for years 2+).

For survivorship policies, the flat extras, whether temporary or permanent, are applied before the Frasierization process.

3.	SURVIVORSHIP LIFE RATES:

(a)	The single life reinsurance premium rates should be calculated as described in Sections 1 and 2, but using the applicable survivorship life pricing percentage shown in the tables below.

(b)	The two single life reinsurance premium rates are then “blended” using the Frasierization calculation.

(c)	Take the larger of [*] or the reinsurance premium rate developed in (a) and (b) above.

(d)	In all cases, the 1st year reinsurance premium is multiplied by 0% after Frasierization.

(e)	In the calculation of Frasierized premiums, the premium per 1000 for the older insured will be assumed to be $1000 for any durations from attained age 121 of the older insured through attained age 120 of the younger insured

PRICING PERCENTS — SURVIVORSHIP PERM (Six Risk Classes)
Risk Class	Issue Age 20-60	Issue Age 61-70	Issue Age 71-90
Super Pref. NS	[*]	[*]	[*]
Pref. NS	[*]	[*]	[*]
Std Plus NS	[*]	[*]	[*]
Std NS	[*]	[*]	[*]
Pref. Smoker	[*]	[*]	[*]
Std Smoker	[*]	[*]	[*]

[*]	will be used in calculating the substandard NS reinsurance premium rates.
[*]	will be used in calculating the substandard Smoker reinsurance premium rates.

36

EXHIBIT C

PRICING PERCENTS — SURVIVORSHIP PERM (Five Risk Classes)
Risk Class	Issue Age 20-60	Issue Age 61-70	Issue Age 71-90
Super Pref. NS	[*]	[*]	[*]
Pref. NS	[*]	[*]	[*]
Std NS	[*]	[*]	[*]
Pref. Smoker	[*]	[*]	[*]
Std Smoker	[*]	[*]	[*]

PRICING PERCENTS — SURVIVORSHIP TERM (Four Risk Classes)
Risk Class	Issue Age 20-60	Issue Age 61-70	Issue Age 71-90
Pref. NS	[*]	[*]	[*]
Std NS	[*]	[*]	[*]
Pref. Smoker	[*]	[*]	[*]
Std Smoker	[*]	[*]	[*]

[*]	will be used in calculating the substandard NS reinsurance premium rates for products with only 5 or 4 risk classes.
[*]	will be used in calculating the substandard Smoker reinsurance premium rates.

37

EXHIBIT C

4.	RATE TABLES – ADJUSTMENT FOR HEALTHY ENGAGEMENT RIDER:

The following discounts would apply to all policies which include the Healthy Engagement Rider (HER). The same discounts apply regardless of the specific status (Bronze/Silver/Gold/Platinum) of the policy. The reduction to the YRT premium equals:

YRT premium * (Healthy Engagement discount / multiple rating)

where the YRT Premium has been calculated as described in this Exhibit, and where the multiple rating is expressed as a decimal, i.e., if it is a 250% rating, then 2.5 is used.

38

EXHIBIT C

Policy Duration	MALE NONSMOKER										FEMALE NONSMOKER
	Issue Age Groups										Issue Age Groups
	18-30		31-40		41-50		51-60		61-70		18-30		31-40		41-50		51-60		61-70
1	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
2	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
3	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
4	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
5	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
6	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
7	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
8	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
9	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
10	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
11	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
12	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
13	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
14	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
15	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
16	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
17	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
18	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
19	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
20	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
21	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
22	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
23	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
24	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
25	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
26	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
27	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
28	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
29	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
30	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
31	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
32	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
33	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
34	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
35	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
36	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
37	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
38	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
39	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
40	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
41	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
42	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
43	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
44	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
45	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
46	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
47	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
48	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
49	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
50	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
51	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
52	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
53	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
54	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
55	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
56	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
57	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
58	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
59	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
60	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
61	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
62	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
63	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
64	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
65+	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%

39

EXHIBIT C

Policy Duration	MALE SMOKER										FEMALE SMOKER
	Issue Age Groups										Issue Age Groups
	18-30		31-40		41-50		51-60		61-70		18-30		31-40		41-50		51-60		61-70
1	[*]		[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
2	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
3	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
4	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
5	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
6	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
7	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
8	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
9	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
10	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
11	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
12	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
13	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
14	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
15	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
16	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
17	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
18	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
19	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
20	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
21	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
22	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
23	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
24	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
25	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
26	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
27	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
28	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
29	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
30	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
31	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
32	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
33	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
34	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
35	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
36	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
37	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
38	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
39	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
40	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
41	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
42	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
43	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
44	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
45	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
46	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
47	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
48	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
49	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
50	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
51	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
52	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
53	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
54	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
55	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
56	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
57	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
58	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
59	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
60	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
61	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
62	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
63	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
64	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
65+	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%

40

EXHIBIT D

YRT REINSURANCE RATES

41

EXHIBIT E

RETENTION LIMITS

SINGLE LIFE RETENTION LIMITS:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9 - Tbl. 16 (325%-500%)
0 – 70	$30,000,000	$30,000,000	$10,000,000	$5,000,000
71 – 75	$25,000,000	$25,000,000	$10,000,000	$5,000,000
76 – 80	$20,000,000	$20,000,000	$10,000,000	$5,000,000
81 – 85	$10,000,000	$10,000,000	$2,000,000	$0
86 – 90	$7,500,000	$2,000,000	$0	$0

If a policy is issued on an aviation risk with an aviation exclusion rider, the above retention limits apply.

SINGLE LIFE RETENTION LIMITS FOR AVIATION RISKS WITHOUT AN AVIATION EXCLUSION RIDER:

ISSUE AGE	Super Pref. / Pref. / Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9 - Tbl. 16 (325%-500%)
0 – 70	$15,000,000	$15,000,000	Uninsurable	Uninsurable
71 – 75	$12,500,000	$12,500,000	Uninsurable	Uninsurable
76 – 80	$10,000,000	$10,000,000	Uninsurable	Uninsurable
81 – 85	Uninsurable	Uninsurable	Uninsurable	Uninsurable
86 – 90	Uninsurable	Uninsurable	Uninsurable	Uninsurable

SURVIVORSHIP RETENTION LIMITS:

ISSUE AGE	Super Pref. / Pref. / Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9 - Tbl. 16 (325%-500%)
0 – 70	$35,000,000	$35,000,000	$25,000,000	$10,000,000
71 – 75	$30,000,000	$30,000,000	$25,000,000	$10,000,000
76 – 80	$25,000,000	$25,000,000	$20,000,000	$10,000,000
81 – 85	$12,500,000	$12,500,000	$4,000,000	$0
86 – 90	$10,000,000	$0	$0	$0

Limits above apply if both lives must fall within the same age and rating cells otherwise refer to the Survivorship Graded Retention Grid below.

42

EXHIBIT E

FOREIGN BUSINESS RETENTION LIMITS:

Country Category	Underwriting Classes	Issue Ages 20 - 75
Category A and B	Super Pref. – 200%	$20,000,000

Exceptions:

Retention for Singapore is $10,000,000

Retention for Hong Kong and Macau is $15,000,000

Retention for Japan is $10,000,000

Retention for China is $17,000,000

The list of Category A and B Countries can be found under Exhibit B.3 (Residency Requirements for Foreign Residents Limits).

RETENTION LIMITS FOR ATHLETES:

ISSUE AGE	Super Pref. / Pref. / Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9 - Tbl. 16 (325%-500%)
18 – 80	$10,000,000	$10,000,000	$10,000,000	$5,000,000

43

EXHIBIT E

SURVIVORSHIP RETENTION LIMITS (Grid numbers is $M)

Other Life
AGE & RATING	0-70 STD-T4	0-70 T5-T8	0-70 T9-T16	71-75 STD-T4	71-75 T5-T8	71-75 T9-T16	76-80 STD-T4	76-80 T5-T8	76-80 T9-T16	81-85 STD-T4	81-85 T5-T8	81-85 T9-T16	86-90 STD	86-90 T1-T4	86-90 T5-T8	86-90 T9-T16
0-70 STD-T4	$35	$30	$30	$35	$30	$30	$35	$30	$30	$30	$30	$30	$30	$30	$30	$30
0-70 T5-T8	$30	$25	$15	$25	$20	$15	$25	$20	$15	$20	$12	$10	$17.5	$12	$10	$10
0-70 T9-T16	$30	$15	$10	$25	$15	$10	$25	$15	$10	$15	$7	$5	$12.5	$7	$5	$5
71-75 STD-T4	$35	$25	$25	$30	$25	$25	$30	$25	$25	$25	$25	$25	$25	$25	$25	$25
71-75 T5-T8	$30	$20	$15	$25	$25	$15	$25	$20	$15	$20	$12	$10	$17.5	$12	$10	$10
71-75 T9-T16	$30	$15	$10	$25	$15	$10	$25	$15	$10	$15	$7	$5	$12.5	$7	$5	$5
76-80 STD-T4	$35	$25	$25	$30	$25	$25	$25	$25	$25	$20	$20	$20	$20	$20	$20	$20
76-80 T5-T8	$30	$20	$15	$25	$20	$15	$25	$20	$15	$20	$12	$10	$17.5	$12	$10	$10
76-80 T9-T16	$30	$15	$10	$25	$15	$10	$25	$15	$10	$15	$7	$5	$12.5	$7	$5	$5
81-85 STD-T4	$30	$20	$15	$25	$20	$15	$20	$20	$15	$12.5	$10	$10	$10	$10	$10	$10
81-85 T5-T8	$30	$12	$7	$25	$12	$7	$20	$12	$7	$10	$4	$2	$9.5	$4	$2	$2
81-85 T9-T16	$30	$10	$5	$25	$10	$5	$20	$10	$5	$10	$2	$0	$7.5	$2	$0	$0
86-90 STD	$30	$17.5	$12.5	$25	$17.5	$12.5	$20	$17.5	$12.5	$10	$9.5	$7.5	$10	$9.5	$7.5	$7.5
86-90 T1-T4	$30	$12	$7	$25	$12	$7	$20	$12	$7	$10	$4	$2	$9.5	$0	$0	$0
86-90 T5-T8	$30	$10	$5	$25	$10	$5	$20	$10	$5	$10	$2	$0	$7.5	$0	$0	$0
86-90 T9-T16	$30	$10	$5	$25	$10	$5	$20	$10	$5	$10	$2	$0	$7.5	$0	$0	$0

STD means Standard or Better

44

EXHIBIT E

Notes applicable to Retention Limits:

•	In calculating the Company’s retention for purposes of Article II and Exhibit B, amounts held by the Company’s affiliate(s) on a life shall count towards the Company’s Retention Limit.

•	If the Company’s retention is reduced for discretionary reasons, the Automatic Reinsurance Pool Capacity will be reduced proportionately.

•	The Single Life and Survivorship Retention for residents of Canada are capped at $10,000,000 for the Company. The Automatic Reinsurance Pool Capacity will be reduced proportionately for any Canadian resident.

•	For Professional Athletes, players or coaches on a National Hockey League (NHL), National Football League (NFL), National Basketball Association (NBA) or Major League Baseball (MLB) team, the Retention Limit for Single Life and Survivorship is $10,000,000. There is a team cap of $55,000,000 per Team.

•	Athletes that are not part of the NHL, NFL, NBA, or MLB are eligible for full retention.

•	Entertainers are eligible for full retention.

•	For Survivorship products, if one life is uninsurable or exceeds the maximum mortality rating for the insured’s age, then the dollar retention is the single life retention that is available for the other healthy life.

•	Aviation for survivorship products is reduced by 50% of the retention show in the grid above; maximum Issue Age 80, rating 200%.

45

EXHIBIT E-I

AUTOMATIC REINSURANCE POOL CAPACITY

The following chart outlines the automatic pool capacity only. The Company’s retention is not included in these amounts. The following limits for the Automatic Reinsurance Pool Capacity apply to policies within the Jumbo Limit. If the Automatic Reinsurance Pool Capacity is exceeded, the Company can submit the whole risk to reinsurers on a Facultative basis, retain any amounts in excess of the Automatic Reinsurance Pool Capacity, or reinsure any such excess amounts under other automatic reinsurance agreements between the Company and its reinsurers.

Single Life / Survivorship Products:

For Regular Business:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9- Tbl. 16 (325% - 500%)
0 – 70	$36,000,000	$36,000,000	$15,000,000	$7,500,000
71 – 75	$36,000,000	$33,600,000	$15,000,000	$7,500,000
76 – 80	$30,000,000	$30,000,000	$15,000,000	$7,500,000
81 – 85	$15,000,000	$15,000,000	$0	$0
86 – 90	$0	$0	$0	$0

If a policy is issued on an aviation risk with an aviation exclusion rider, the above Automatic Reinsurance Pool Capacity limits apply.

For Aviation Risks without an Aviation Exclusion Rider:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)
0 – 70	$18,000,000	$18,000,000
71 – 75	$18,000,000	$16,800,000
76 – 80	$15,000,000	$15,000,000
81 – 85	Uninsurable	Uninsurable
86 – 90	Uninsurable	Uninsurable

For Foreign Business:

ISSUE AGE	Super Pref. – Tbl. 4 (200%)
20 – 75	$15,000,000

The following limits apply to Professional Athletes, which are team players and coaches for the NHL, NFL, NBA or MLB.

For Professional Athletes:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9- Tbl. 16 (325% - 500%)
0 – 80	$15,000,000	$15,000,000	$15,000,000	$7,500,000

46

EXHIBIT E-I

Notes applicable to Automatic Reinsurance Pool Capacity:

•	For Professional Athletes:

•	The Jumbo Limit for these individuals is $65,000,000 to age 80.

•	Athletes that are not part of the NHL, NFL, NBA or MLB are eligible for full automatic capacity for regular business.

•	If an individual risk meets all other requirements for automatic reinsurance and is a player or coach on a NHL, NFL, NBA or MLB teams, prior to ceding the risk under this Agreement, the Company must confirm the Reinsurer’s available capacity for that risk. The Company shall (1) notify the Reinsurer’s Chief Underwriter, or designate, of the applicant’s name, date of birth, sport and team affiliation, total insurance in force and to be placed, and face amount required from the Reinsurer; and (2) confirm that the risk has completed an application for insurance. The Reinsurer shall endeavor to inform the Company of its available capacity for the risk within two (2) business days. After the Reinsurer has advised its available capacity, the Company may cede no more than that amount on an automatic basis. In no case shall the Company cede more to the Reinsurance Pool on an automatic basis than the amounts outlined in the above table.

•	For survivorship products:

•	The automatic limits are based on the life with the higher available capacity.

•	The second life can be up to age 90 if the first life is age 85 or younger and insurable.

•	The Ultimate Amount, including joint policies, is included on each life for the purpose of evaluating the Automatic Binding Limit.

•	If the Aviation risk is rated Table 5 or higher, this life will be deemed uninsurable and the Automatic Reinsurance Pool Capacity will be based on the other life.

47

EXHIBIT E-II

THE REINSURER’S AUTOMATIC ACCEPTANCE LIMITS

For purposes of this Agreement, the applicable “Automatic Acceptance Limits” are as follows:

Single Life / Survivorship Products:

For Regular Business:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9 – Tbl. 16 (325% - 500%)
0 – 70	$18,000,000	$18,000,000	$7,500,000	$3,750,000
71 – 75	$18,000,000	$16,800,000	$7,500,000	$3,750,000
76 – 80	$15,000,000	$15,000,000	$7,500,000	$3,750,000
81 – 85	$7,500,000	$7,500,000	$0	$0
86 – 90	$0	$0	$0	$0

If a policy is issued on an aviation risk with an aviation exclusion rider, the above Automatic Acceptance limits apply.

For Aviation Risks without an Aviation Exclusion Rider:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)
0 – 70	$9,000,000	$9,000,000
71 – 75	$9,000,000	$8,400,000
76 – 80	$7,500,000	$7,500,000
81 – 85	Uninsurable	Uninsurable
86 – 90	Uninsurable	Uninsurable

For Foreign Business:

ISSUE AGE	Super Pref. – Tbl. 4(200%)
20 – 75	$7,500,000

The following Automatic Acceptance Limits apply to Professional Athletes, team players and coaches on a NHL, NFL, NBA or MLB Team.

For Professional Athletes:

ISSUE AGE	Super Pref./ Pref./ Std.	Tbl. 1 – Tbl. 4 (125% - 200%)	Tbl. 5 – Tbl. 8 (225% - 300%)	Tbl. 9- Tbl. 16 (325% - 500%)
0 - 80	$7,500,000	$7,500,000	$7,500,000	$3,750,000

48

EXHIBIT E-II

Notes applicable to Reinsurer’s Automatic Acceptance Limit:

•	For Professional Athletes:

•	The Jumbo Limit for these individuals is $65,000,000 to age 80.

•	Athletes that are not part of the NHL, NFL, NBA or MLB are eligible for full automatic capacity for regular business.

•	If an individual risk meets all other requirements for automatic reinsurance and is a player or coach on a NHL, NFL, NBA or MLB teams, prior to ceding the risk under this Agreement, the Company must confirm the Reinsurer’s available capacity for that risk. The Company shall (1) notify the Reinsurer’s Chief Underwriter, or designate, of the applicant’s name, date of birth, sport and team affiliation, total insurance in force and to be placed, and face amount required from the Reinsurer; and (2) confirm that the risk has completed an application for insurance. The Reinsurer shall endeavor to inform the Company of its available capacity for the risk within two (2) business days. After the Reinsurer has advised its available capacity, the Company may cede no more than that amount on an automatic basis. In no case shall the Company cede more to the Reinsurance Pool on an automatic basis than the amounts outlined in the above table.

•	For survivorship products:

•	The automatic limits are based on the life with the higher available capacity.

•	The second life can be up to age 90 if the first life is age 85 or younger and is insurable.

•	The Ultimate Amount, including joint policies, is included on each life for the purpose of evaluating the Automatic Binding Limit.

•	If the Aviation risk is rated Table 5 or worse, this life will be deemed uninsurable and the Automatic Reinsurance Pool Capacity will be based on the other life.

49

EXHIBIT E-III

JUMBO LIMIT

For purposes of this Agreement, the applicable “Jumbo Limit” is as follows:

For Regular Domestic Business:

ISSUE AGE	Super Pref. – Tbl. 4	Tbl. 5 – Tbl. 16 (225% - 500%)
0 – 80	$65,000,000	$65,000,000
81 – 85*	$50,000,000	Nil

On Survivorship products, the Ultimate Amount will be added to each life when assessing whether the Jumbo Limit has been exceeded. Neither insured will exceed the Jumbo Limit as stated in this Agreement.

*	Note: On Survivorship products, the older insured may be up to issue age 90 if the better life is 85 or younger.

For Foreign Business

ISSUE AGE	Super Pref. –Tbl. 4
20 – 75	$40,000,000

For cases with amounts less than the Jumbo Limit, but greater than $50,000,000, the Company must submit certain information to the Reinsurer in a form similar to Exhibit F.

The total amount of insurance shall not exceed the Jumbo Limit outlined in the above table. For the purposes of this Agreement, the total amount of insurance on an individual life shall equal the sum of i. and ii. outlined below:

i.	The total amount of insurance in force and pending formal applications with the Company, including ultimate amounts for increasing policies with the Company scheduled at the time the policy is issued, and

ii.	The total amount of insurance known by the Company to be in force and pending with formal applications with all other companies.

Any amounts of insurance to be replaced, where a fully executed assignment form transferring the ownership to the Company has been received, will not be included in the calculation of the total amount of insurance.

Formal applications are any direct life insurance companies’ fully completed applications for life insurance signed by all applicable parties, dated and witnessed.

Notwithstanding the preceding, in the event that the Company issues a Covered Policy that causes the Jumbo Limit to be exceeded 1) either unintentionally or as a result of all or a portion of the amount tendered for replacement not being cancelled or terminated for any reason, 2) as a result of a portion of any replaced policy being subsequently reinstated, or 3) if a previously unknown amount of inforce insurance with another company becomes known; and the Company inadvertently cedes the Covered Policy to the Reinsurer automatically under this Agreement (the “Jumbo Break”), the Reinsurer agrees to provide coverage on the Covered Policy up to its Normal Capacity not to exceed its Available Retention on that life where:

Normal Capacity is defined as the Reinsurer’s usual apportioned share of the risk under this Agreement

50

EXHIBIT E-III

Available Retention is defined as the sum of A – B + C, where:

A = The Reinsurer’s maximum dollar retention limit as it was set at the time of the Company’s policy issue

B = Any amount already retained on that life by the Reinsurer

C = Any additional capacity acquired through the Reinsurer’s good faith effort with its retrocessionaires (if applicable) to provide additional coverage for the policy

In the event of a Jumbo Break, the Reinsurer will allocate its available capacity on a first-come-first-served basis determined by the effective date of coverage. Any intentional or grossly negligent violations of the Jumbo Limit shall not apply under the terms of this paragraph.

51

EXHIBIT F

REINSURANCE REPORTS

DATA NOTIFICATION: The Company shall send to the Reinsurer reports, in substantial compliance with the Society of Actuaries Guidelines, at the times indicated below:

Report	Frequency	Due Date

Billing Statement (by Treaty, totals by Reinsurer )	Monthly	10 days after month end

Reinsurance Policy Exhibit (Summary of movement during the past period)	Monthly / Quarterly/Annually	10 days after period due

Reinsurance Listing In Force Report	Quarterly	10 days after quarter end

Net Amount at Risk & Premiums	Quarterly	10 days after quarter end

Total Reserves (when required) (Summary)	Quarterly	17 days after quarter end

Initial Notice of Claim	Monthly	Monthly

Statement of Claims Incurred (New Claims for the Month)	Monthly	10 days after month end

Statement of Reinsured Claims Collected (Claims Netted off the Current Statement)	Monthly	10 days after month end

Increasing Risk – Ultimate Death Benefit Report	Monthly	10 days after month end

52

EXHIBIT F

REPORTING INFORMATION

INFORMATION ON RISKS REINSURED

i.	Type of Transaction
ii.	Effective Date of Transaction
iii.	Automatic/Facultative Indicator
iv.	Policy Number
v.	Full Name of Insured
vi.	Date of Birth
vii.	Sex
viii.	Risk Class
ix.	Smoking Status
x.	Policy Plan Code
xi.	Insured’s State of Residence
xii.	Issue Age
xiii.	Issue Date
xiv.	Duration from Original Policy Date
xv.	Face Amount Issued
xvi.	Reinsured Amount (current Net Amount at Risk)
xvii.	Death Benefit Option (for Flexible Premium type plans)
xviii.	ADB Amount (if applicable)
xix.	Substandard Rating
xx.	Flat Extra Amount Per Thousand
xxi.	Duration of Flat Extra
xxii.	Previous Policies (if applicable)
xxiii.	Premiums
xxiv.	Ultimate Ceded Amount, if applicable

53

EXHIBIT F

NOTIFICATION OF ACCEPTANCE OF FACULTATIVE OFFER: The Company shall advise the Reinsurer of its acceptance of the Reinsurer’s underwriting decision pertaining to facultative business by sending written notice to the Reinsurer. The full details of the facultative new business shall be outlined on the Company’s Policy Detail Report.

THE REINSURER’S RATINGS: As requested by the Company, the Reinsurer shall supply the most recent credit rating reports on the Reinsurer issued by Standard & Poor’s and A.M. Best Company. These credit reports done by the credit agency should include sections that indicate the assigned rating for the Reinsurer, the rationale for the rating, the outlook for the Reinsurer and a business and financial profile.

RESERVES:

The Reinsurer shall establish and assume liability for all statutory reserves in proportion to its share of the liability. The Reinsurer shall hold reserves in accordance with the NAIC Valuation of Life Insurance Policies Model Regulation as adopted at the Effective Date of this Agreement.

Quarter End Reserves: The Company shall advise the Reinsurer within seventeen (17) Business Days of the end of each quarter, of the amount of reserves calculated on the reinsurance in force under this Agreement, as of the end of the preceding quarter. Any estimated figures provided should be confirmed by actual reserve figures.

Year End Reserves: By February 15th of each year, the Company’s valuation actuary shall certify the amount of reserves calculated on the reinsurance in force under this Agreement as of December 31st of the preceding year.

YRT Deficiency Reserves: If deficiency reserves are required to be held by the Company on any reinsured policy, the entire amount of any such reserve will be established and held by the Company.

54

EXHIBIT G

DAC TAX ELECTION

Method of Exchanging Information

The Reinsurer and the Company agree to the DAC Tax Election and accordingly will exchange information in the following manner:

1.	The Company will submit a Schedule to the Reinsurer by May 1st, of each year, of its calculation of the net consideration (as referred to in Article XI) for the preceding calendar year.

2.	The Reinsurer, in turn, will complete the Schedule by indicating acceptance of the Company’s calculations of the net consideration or by noting any discrepancies. The Reinsurer will return the completed Schedule to the Company by June 1st, of each year.

3.	If there are any discrepancies between the Company’s and the Reinsurer’s calculation of the net consideration, the parties will act in good faith to resolve the discrepancies by July 1st, of each year.

55

EXHIBIT H

UNDERWRITING REQUIREMENTS FOR AUTOMATIC REINSURANCE

All amounts ceded to the Reinsurer must be underwritten in substantial compliance with the Company’s normal underwriting practices and criteria. The maximum table rating that can be ceded on an automatic basis will be Table 16 for individual policies. For survivorship, the better life must be Table 16 or better. The costs of any exception to these requirements will be borne by the Company. For any underwriting exception, the Company will pay the Reinsurer the true underwriting class reinsurance premium.

Any proposed material changes to the Company’s super preferred, preferred and standard plus underwriting criteria, age and amount requirements or internal super preferred, preferred and standard plus guidelines shall be submitted to the Reinsurer for written approval prior to implementation. If the Reinsurer does not respond within thirty days, the Reinsurer shall be deemed to have accepted such modification.

56

EXHIBIT I

LEAD REINSURER

Responsibility of the Lead Reinsurer

The Lead Reinsurer for underwriting purposes is RGA Reinsurance Company.

The Company may contact the Lead Reinsurer verbally or in writing on a case that otherwise falls within the automatic binding parameters when a second opinion of a medical, non-medical or financial nature is desired. The Company shall recommend a rating or course of action, and request that the Lead Reinsurer concur with that recommendation, thereby binding all pool members.

In addition to making a decision to bind all pool members, the Lead Reinsurer may alternatively agree to accept their pool share only, recommend an alternate decision that would be acceptable to the pool, or recommend that the case be submitted facultatively to all pool members.

With respect to the Lead Reinsurer’s ability to bind the other pool members, cases outside of the limits outlined below will be handled on a facultative basis as set forth in this Agreement.

Maximum Issue Age: 80

Maximum Issued Face Amount: $25,000,000

57